           As filed with the Securities and Exchange Commission on March 4, 2008
                                               Securities Act File No. 333-41694
                                       Investment Company Act File No. 811-06352

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

             Registration Statement Under The Securities Act Of 1933         [X]

                           Pre-Effective Amendment No.                       [_]

                        Post-Effective Amendment No. 106                     [X]

                                     and/or

         Registration Statement Under The Investment Company Act Of 1940     [X]

                                Amendment No. 117                            [X]
                        (Check appropriate box or boxes)

                              ING SERIES FUND, INC.
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

       Huey P. Falgout, Jr., Esq                              With copies to:
          ING Investments, LLC                            Philip H. Newman, Esq.
     7337 E. Doubletree Ranch Road                         Goodwin Procter, LLP
          Scottsdale, AZ 85258                                Exchange Place
(Name and Address of Agent for Service)                       53 State Street
                                                             Boston, MA 02109

                                   ----------

It is proposed that this filing will become effective (check appropriate box):

[_] Immediately upon filing pursuant to paragraph (b)

[X] On March 24, 2008 pursuant to paragraph (b)

[_] 60 days after filing pursuant to paragraph (a)(1)

[_] On (date) pursuant to paragraph (a)(1)

[_] 75 days after filing pursuant to paragraph (a)(2)

[_] on (date), pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[X]  This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                              ING SERIES FUND, INC.
                                 ("Registrant")

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

..    Cover Sheet

..    Contents of Registration Statement

..    Explanatory Note

..    Registrant's ING Tactical Asset Allocation Fund Class I Prospectus dated
     March 24, 2008

..    Registrant's ING Global Income Builder Fund Class A, B and C Prospectus
     dated March 24, 2008

..    Registrant's ING Global Income Builder Fund Class I and Class W Prospectus
     dated March 24, 2008

..    Registrant's ING Tactical Asset Allocation Fund Class I Statement of
     Additional Information dated March 24, 2008

..    Registrant's ING Global Income Builder Fund Class A, B, C, I and W
     Statement of Additional Information dated March 24, 2008

..    Part C

..    Signature Page

                                Explanatory Note

This Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A
for ING Series Fund, Inc. (the "Registrant") is being filed under Rule 485(b)
under the Securities Act of 1933, as amended, for the purpose of finalizing the
Prospectuses and Statement of Additional Information for the Registrant's ING
Global Income Builder Fund and ING Tactical Asset Allocation Fund.

[GRAPHIC APPEARS HERE]

Prospectus
MARCH 24, 2008

Class I
[|] ING Tactical Asset Allocation Fund

 This Prospectus contains important information about investing in Class I shares of ING Tactical Asset Allocation Fund. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal
 Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not
 approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
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MUTUAL FUNDS
--------------------------------------------------------------------------------

                                                                  WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

       INVESTMENT
       OBJECTIVE
[GRAPHIC APPEARS HERE]

       PRINCIPAL
       INVESTMENT
       STRATEGIES
[GRAPHIC APPEARS HERE]

       RISKS

[GRAPHIC APPEARS HERE]

       WHAT YOU
       PAY TO
       INVEST

These pages contain a description of the Fund included in this Prospectus, including the Fund's investment objective, principal investment strategies and risks.

You'll also find:

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay - both directly and indirectly - when you invest in the Fund.

INTRODUCTION TO THE FUND                      1
ING Tactical Asset Allocation Fund            2

WHAT YOU PAY TO INVEST                        4
MANAGEMENT OF THE FUND                       12
MORE INFORMATION ABOUT RISKS                 13
DIVIDENDS, DISTRIBUTIONS AND TAXES           17
FINANCIAL HIGHLIGHTS                         18
WHERE TO GO FOR MORE INFORMATION     Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUND
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with the Fund. You should consult the Statement of Additional Information
("SAI") for a complete list of the investment strategies and risks.

[GRAPHIC APPEARS HERE]

If you have any questions about the Fund, please call your investment professional or us at 1-800-992-0180.

This Prospectus is designed to help you make informed decisions about your investments.

 ING Tactical Asset Allocation Fund seeks to outperform the Standard & Poor's
 500(Reg. TM) Composite Stock Price Index ("S&P 500(Reg. TM) Index").

     It may be a suitable investment if you:

      o are investing for the long-term - at least several years; and
      o are willing to accept higher risk in exchange for the potential for long-term growth.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                                    Introduction to the Fund   1

                                                                        ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
                                                   ING Investment Management Co.
ING TACTICAL ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

INVESTMENT OBJECTIVE

The Fund seeks to outperform the S&P 500(Reg. TM) Index. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.

[GRAPHIC APPEARS HERE]

PRINCIPAL  INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests primarily in securities that make up the S&P 500(Reg. TM) Index, equity securities of issuers located within and outside the United States, bond and currency markets, and exchange-traded funds ("ETFs"). Equity securities include, but are not limited to, common and preferred stocks, warrants and convertible securities. The Fund will also invest in derivatives including, but not limited to, futures, swaps and forward currency contracts. The Fund will invest in companies with market capitalizations of any size.

The Fund will generally invest in the sovereign debt of developed nations with effective maturities of five to thirty years.

The Fund will follow a tactical asset allocation strategy which seeks to evaluate the attractiveness of a range of asset classes across various regions and countries and to position the portfolio to benefit from pricing inefficiencies. Tactical asset allocation differs from traditional "bottom up"
approaches because it seeks to derive its source of outperformance from macro or "top down" decisions. The Sub-Aviser decides which country's equity markets, bond markets and currencies to overweight and underweight as opposed to individual securities. Other types of macro decisions may involve broad asset classes (stocks and bonds), regions/

countries within global stocks and bonds, currencies, as well as sectors.

The Fund may also invest in other investment companies, including ETFs, to the extent permitted under the Investment Company Act of 1940, as amended and the rules and regulations thereunder.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Adviser may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

RISKS
You could lose money on an
investment in the Fund. The Fund may be affected by the following risks, among others:

ASSET ALLOCATION - the success of the Fund's strategy depends on the
Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equity and fixed-income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

CONVERTIBLE AND DEBT SECURITIES -
the value of convertible and debt securities may fall when interest rates rise.
Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES - derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

EXCHANGE-TRADED FUNDS ("ETF") -
ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes the prices of ETFs may vary significantly from the ETF's underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the
Fund will receive the underlying securities which it must then sell in order to obtain cash. Furthermore, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United
States; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

INTEREST RATE - the value of the convertible and debt securities held by the
Fund may fall when interest rates rise. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed rate corporate bond.

MARKET TRENDS - from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor securities or industries to which the Fund is not exposed, or may not favor equities at all.

OTHER INVESTMENT COMPANIES -
the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the
Fund.

PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably.
Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SMALL- AND MID-SIZED COMPANIES -
stocks of small- and mid-sized companies may carry higher risks than stocks of larger companies.

Smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

In many instances, the frequency and volume of trading in small- and mid-cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/
or may be less liquid. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

INABILITY TO SELL SECURITIES -
convertible securities, smaller company securities, and high-yield debt securities may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING - there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the
Fund.

SOVEREIGN DEBT - issued or guaranteed by  foreign government entities.
Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt.
Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.
2  ING Tactical Asset Allocation Fund

                                             ING TACTICAL ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

HOW THE FUND HAS
PERFORMED

                Since ING Tactical Asset Allocation Fund had not commenced operations as of December 31, 2007, there is no performance information included in this Prospectus. Please visit the
                Fund's website at www.ingfunds.com to obtain performance
                information once it is available.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                           ING Tactical Asset Allocation Fund  3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

      There are two types of fees and expenses when you invest in mutual funds:
      fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and estimated operating expenses paid each year by the Fund. Actual expenses paid by the Fund may vary from year to year.

FEES YOU PAY DIRECTLY

                                                                   CLASS I
                                                                ------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF                    none
  OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES            none
  PRICE, WHICHEVER IS LESS)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(as a % of average net assets)

CLASS I

                                                         DISTRIBUTION
                                                          AND SERVICE
                                            MANAGEMENT      (12B-1)        OTHER
FUND                                            FEE          FEES       EXPENSES(2)
-------------------------------------      ------------ -------------- -------------
 ING Tactical Asset Allocation Fund    %         0.45         N/A             1.06

                                                           TOTAL                            NET
                                           ACQUIRED         FUND          WAIVERS,         FUND
                                          FUND FEES      OPERATING     REIMBURSEMENTS    OPERATING
FUND                                   AND EXPENSES(3)    EXPENSES   AND RECOUPMENT(4)   EXPENSES
------------------------------------- ----------------- ----------- ------------------- ----------
 ING Tactical Asset Allocation Fund          N/A              1.51          (0.81)           0.70

--------------------------------------------------------------------------------

(1)      This table shows the estimated operating expenses for Class I shares of the Fund as a ratio of expenses to average daily net assets. The
         Fund had not commenced operations as of May 31, 2007, therefore,
         "Other Expenses" are estimated for the current fiscal year.

(2)      ING Funds Services, LLC receives an annual administration fee equal to
         0.10% of the Fund's average daily net assets which is reflected in
         "other Expenses." Also includes 0.46% of non-recurring offering expenses and excluding this amount, Total Fund Operating Expenses would have been 1.05%.

(3)      The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly. These fees and expenses include the Fund's pro rata share of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The fees and expenses will vary based on the
         Fund's allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in "Net Fund Operating Expenses."

(4)      ING Investments, LLC, has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the
         Fund, excluding interest, taxes, brokerage and extraordinary expenses, and Acquired Fund Fees and Expenses, subject to possible recoupment by
         ING Investments, LLC within three years. The amount of the Fund's expenses waived, reimbursed or recouped during the last fiscal year by
         ING Investments, LLC, is shown under the heading "Waivers,
         Reimbursements and Recoupment." The expense limit will continue through at least October 1, 2009. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless
         ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company upon at least 90 days' prior written notice to ING Investments, LLC. For more information on the expense limitation agreement, please see the SAI.

4  What You Pay to Invest

                                                         WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

      EXAMPLE

      The Example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
      The Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate - actual expenses and performance may vary.

CLASS I

FUND                                                   1 YEAR      3 YEARS
---------------------------------------               --------    --------
 ING Tactical Asset Allocation Fund(1)      $             72          299

--------------------------------------------------------------------------------

(1)   The Example reflects the expense limitation agreement/waivers for the one-year period and the first year of the three-year period.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                                       What You Pay to Invest  5

SHAREHOLDER GUIDE                    HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES
The minimum initial investment amount for Class I shares is $250,000. Class I shares are available only to (i) qualified retirement plans such as 401(a),
401(k) or other defined contribution plans and defined benefit plans; (ii)
insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) retirement plans affiliated with ING Groep
N.V.; (vi) ING Groep N.V. affiliates for purposes of corporate cash management;
(vii) by other ING Funds in the ING Family of Funds; and (viii) shareholders holding Class I shares of other ING Funds as of February 28, 2002, as long as they maintain a shareholder account.

There are no investment minimums for any subsequent investments.

Make your investment using the methods outlined in the table on the right.

More information may be found on the Fund's website by going to
www.ingfunds.com, clicking on the "Fund Information" link,and then using the
"Forms & Literature" and then using the "Shareholder Guides" link found under the "Prospectuses & Reports" section and selecting the appropriate Fund link.
Other funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

The Fund and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the
Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. The
Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

CUSTOMER IDENTIFICATION
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund, the Distributor, or a third-party selling you the Fund must obtain the following information for each person that opens an account:

o  Name;

o  Date of birth (for individuals);

o  Physical residential address (although post office boxes are still permitted for mailing); and

o  Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL
INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING
INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF
THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

                               Initial                   Additional
      Method               Investment                  Investment
 BY CONTACTING        An investment               Visit or consult an
 YOUR               professional with an        investment
 INVESTMENT         authorized firm can         professional.
 PROFESSIONAL       help you establish and
                    maintain your account.
 BY MAIL              Visit or consult an         Fill out the Account
                    investment                  Additions form
                    professional. Make          included on the bottom
                    your check payable to       of your account
                    the ING Funds and mail      statement along with
                    it, along with a            your check payable to
                    completed Account           ING Funds and mail
                    Application. Please         them to the address on
                    indicate your               the account statement.
                    investment                  Remember to write
                    professional on the         your account number
                    New Account                 on the check.
                    Application.
 BY WIRE              Call the ING                Wire the funds in the
                    Operations                  same manner described
                    Department at               under "Initial
                    (800) 922-0180              Investment."
                    and select Option 4 to
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA # 011000028
                    Boston, MA
                    credit to:
                    __________
                    (the Fund)
                    A/C #75000216; for
                    further credit to
                    Shareholder
                    A/C #
                    __________
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:

                    __________
                    (Your Name Here)
                    After wiring funds
                    you must complete
                    the Account
                    Application and send
                    it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

6    Shareholder Guide

HOW TO PURCHASE SHARES                                        SHAREHOLDER GUIDE
--------------------------------------------------------------------

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on
Fund performance.

Because the Fund invests in foreign securities, it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market but before the time the Fund computes its current NAV causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy.
Similarly, when the Fund holds thinly-traded securities, such as certain small-capitalization securities, it may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that the Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares which negatively affects long-term shareholders.

The Fund's Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund.
Consistent with this policy, the Fund monitors trading activity. Shareholders may make exchanges among their accounts with ING Funds four (4) times each year. All exchanges occurring on the same day for all accounts (individual,
IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be included in these limits. On January 1 of each year, the limit restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Fund reserves the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The
Fund also reserves the right to modify the frequent trading - market timing policy at any time without prior notice depending on the needs of the Fund and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the
Fund reserves the right to take any necessary action to deter such activity.
Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the
Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its ability in a manner that it believes is in the best interest of shareholders.

Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate transactions. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Fund's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund.

In some cases, the Fund will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholders may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

RETIREMENT PLANS

The Fund has available prototype qualified retirement plans for corporations and for self-employed individuals. They also have available prototype IRA, Roth
IRA and Simple IRA plans (for both individuals and employers), Simplified
Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered
Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company
("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide    7

SHAREHOLDER GUIDE                        HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

o  Your account must have a current value of at least $250,000.

o  Minimum withdrawal amount is $1,000.

o  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined
NAV but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at its then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

             Method                                 Procedures
 BY CONTACTING YOUR            You may redeem shares by contacting your
 INVESTMENT PROFESSIONAL      investment professional. Investment
                              professionals may charge for their services
                              in connection with your redemption
                              request but neither the Fund nor the
                              Distributor imposes any such charge.
 BY MAIL                       Send a written request specifying the Fund
                              name and share class, your account
                              number, the name(s) in which the account
                              is registered, and the dollar value or
                              number of shares you wish to redeem to:
                              ING Funds
                              P.O. Box 219368
                              Kansas City, MO 64121-9368
                              If certificated shares have been issued, the
                              certificate must accompany the written
                              request. Corporate investors and other
                              associations must have an appropriate
                              certification on file authorizing
                              redemptions. A suggested form of such
                              certification is provided on the Account
                              Application. A signature guarantee may be
                              required.
 BY TELEPHONE -                You may redeem shares by telephone on
 EXPEDITED REDEMPTION         all accounts other than retirement
                              accounts unless you check the box on the
                              Account Application which signifies that
                              you do not wish to use telephone
                              redemptions. To redeem by telephone, call
                              the Shareholder Services Representative at
                              (800) 992-0180.
                              RECEIVING PROCEEDS BY CHECK:
                              You may have redemption proceeds (up to
                              a maximum of $100,000) mailed to an
                              address which has been on record with ING
                              Funds for at least 30 days.
                              RECEIVING PROCEEDS BY WIRE:
                              You may have redemption proceeds
                              (subject to a minimum of $5,000) wired to
                              your pre-designated bank account. You will
                              not be able to receive redemption
                              proceeds by wire unless you check the box
                              on the Account Application which signifies
                              that you wish to receive redemption
                              proceeds by wire and attach a voided
                              check. Under normal circumstances,
                              proceeds will be transmitted to your bank
                              on the business day following receipt of
                              your instructions provided redemptions
                              may be made. In the event that share
                              certificates have been issued, you may not
                              request a wire redemption by telephone.

8    Shareholder Guide

TRANSACTION POLICIES                                          SHAREHOLDER GUIDE
--------------------------------------------------------------------

HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor").
The Distributor is a broker-dealer that is licensed to sell securities. The
Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each
ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, "ING") may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the Financial Industry Regulatory Authority
("FINRA") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities.
These additional fees paid to intermediaries may take the following forms: (1)
a percentage of that entity's customer assets invested in ING mutual funds; (2)
a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer's customers; or (2)
0.20% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $20 for that sale.

The Fund's Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds as of the end of the last calendar year are: A.G. Edwards & Sons, Inc.; Bear Stearns Securities Corp;
Charles Schwab & Co; Citigroup Global Markets; Directed Services LLC; Financial
Network Investment; First Clearing, LLC; H&R Block Financial Advisors; ING
DIRECT Securities, Inc.; ING Financial Advisors; ING Life Insurance and Annuity
Company; Linsco Private Ledger Financial; Merrill Lynch; MS & Co. ("Morgan
Stanley"); Multi Financial Securities; National Financial Services Corp;
Oppenheimer & Co.; Pershing, LLC; Primevest Financial Services, Inc.;
Prudential Investment Management Services; Raymond James Financial Services;
RBC Dain Rauscher, Inc.; UBS Financial Services, Inc.; Wachovia Securities; and
Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

NET ASSET VALUE

The NAV per share for each class of the Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange
("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the
NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the
Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide    9

SHAREHOLDER GUIDE                                TRANSACTION POLICIES
--------------------------------------------------------------------------------

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Fund will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open.
Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund's NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

When market quotations are not available or are deemed unreliable, the Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

o  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

o  Securities of an issuer that has entered into a restructuring;

o  Securities whose trading has been halted or suspended;

o  Fixed-income securities that have gone into default and for which there are no current market value quotations; and

o  Securities that are restricted as to transfer or resale.

The Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the
Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the
NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received.
If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

TELEPHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine.
The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange Class I shares of the Fund for Class I shares of any other ING
Fund. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which it is being exchanged.
Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any ING
Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other ING Funds offered by the Distributor, please see the

10    Shareholder Guide

TRANSACTION POLICIES                                          SHAREHOLDER GUIDE
--------------------------------------------------------------------

inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800)
992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a
Shareholder Services Representative unless you mark the box on the Account
Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' prior written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180
and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter.
The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Fund will post the quarter ending June 30 holdings on August 1). The Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until the Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Fund's website is located at www.ingfunds.com.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    11

MANAGEMENT OF THE FUND                 ADVISER AND SUB-ADVISER
--------------------------------------------------------------------------------

ADVISER
ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to the Fund. ING
Investments has overall responsibility for the management of the Fund. ING
Investments oversees all investment advisory and portfolio management services for the Fund.

ING Investments is registered with the SEC as an investment adviser. ING
Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING
Groep"). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments became an investment management firm in April, 1995.

As of December 31, 2007 ING Investments managed approximately $54 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road,
Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.

The following table shows the aggregate annual management fees paid by the Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                              MANAGEMENT
FUND                                             FEE
 ING Tactical Asset Allocation Fund                 0.45%(1)

(1) Because the Fund had not commenced operations as of the fiscal year ended
      May 31, 2007, the management fee for the Fund reflects the current contract rate.

For information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships, please refer to the Fund's annual shareholder report that will be dated May 31, 2008.

SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser is an affiliate of ING Investments.

ING Investments acts as a "manager-of-managers" for the Fund. ING Investments delegates to the sub-adviser of the Fund the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Fund.

From time to time, ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the
Fund's Board. It is not expected that ING Investments would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. The Fund will notify shareholders of any change in the identity of the sub-adviser of the Fund. In this event, the name of the Fund and its principal investment strategies may also change.

Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Fund's Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut
corporation, serves as the Sub-Adviser to each Fund. ING IM is responsible for managing the assets of each Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Funds'
Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser.
ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2007, ING IM managed approximately $73.5 billion in assets.

The principal office of ING IM is 230 Park Avenue, New York, New York 10169.

ING TACTICAL ASSET ALLOCATION FUND

The following individual is responsibile for the day-to-day management of the
Fund:

Paul Zemsky, Portfolio Manager, has managed the Fund since its inception. Mr.
Zemsky is the head of ING's Multi-Asset Strategies & Solutions Group. He joined
ING IM in 2005 as Head of Derivative Strategies. Prior to assuming his role at
ING, Mr. Zemsky spent 18 years at J.P. Morgan Investment Management, where he held a number of key positions including having responsibility for asset allocation for the firm's fixed-income business and handling option trading in both the exchange-traded and over-the-counter markets.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGER

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

12    Management of the Fund

MORE                                         INFORMATION ABOUT RISKS
--------------------------------------------------------------------

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Fund named below may invest in these securities or use these techniques as part of the Fund's principal investment strategies. However, the Adviser or Sub-Adviser may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.

PRINCIPAL RISKS

The discussions below identify the Fund that engage in the described strategy as a principal strategy. For these Fund, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Fund.

CONVERTIBLE AND DEBT SECURITIES. The price of a convertible and debt security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible and debt securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible and debt securities are often lower rated securities. The Funds may be required to redeem or convert a convertible and debt security before the holder would otherwise choose.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains.

FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates;
devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers;
accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement;
higher transaction and custody expenses than for domestic securities; and
limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of assets of the Fund, including the withholding of dividends.

The Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline;
however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks    13

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus, are subject to risk of default.

OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding
Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's
Depositary Receipts ("SPDRs"), PowerShares QQQTM ("QQQQ"), Dow Jones Industrial
Average Trading Stocks ("Diamonds") and iShares exchange-traded funds
("iShares"). The main risk of investing in other investment companies
(including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because a Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees). Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or
(ii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, a Fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or
more other money market funds advised by ING affiliates ("ING Money Market
Funds"). A Fund's purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market
Fund. The Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund's investment into the ING Money Market Fund.

SMALL- AND MID-CAPITALIZATION COMPANIES. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER. The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its respective investment objective. A high portfolio turnover rate involves greater expenses to the
Fund, including brokerage commissions and other transaction costs, which may have an adverse effect on the performance of the Fund and is likely to generate more taxable short-term gains for shareholders.

OTHER RISKS

BORROWING. Borrowing may exaggerate the affect of any increase or decrease in the value of portfolio securities or the NAV of the Fund and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline.
Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7%

14    More Information About Risks

                            MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------

coupon bond with a remaining maturity of 10 years is approximately 8 years.
Material changes in interest rates may impact the duration calculation.

INABILITY TO SELL SECURITIES. Some securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S.
companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid and may be difficult to value.

INVESTMENT BY FUNDS-OF-FUNDS. The Fund's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the
ING Funds family. In some cases, the Fund may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Fund may experience large inflows or redemptions due to allocations or rebalancings by these funds-of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or portfolio manager will monitor transactions by the funds-of funds and will attempt to minimize any adverse effects on the Portfolio and funds-of-funds as a result of these transactions. So long as the Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

MANAGEMENT. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Many sub-advisers of equity funds employ styles that are characterized as "value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

PAIRING-OFF TRANSACTIONS. A pairing-off transaction occurs when the Fund commits to purchase a security at a future date and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities which could vary from the amount the Fund could realize upon disposition. Restricted securities,
i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid although they may be less liquid than registered securities traded on established secondary markets.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, a Fund might incur a loss. If the seller declares bankruptcy, a Fund may not be able to sell the collateral at the desired time.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date.
Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase the Fund's yield; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks    15

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or the Sub-Adviser to the Fund
anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve capital appreciation.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage and rating limitations in this Prospectus apply at the time of investment.

16    More Information About Risks

DIVIDENDS,                                     DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
The Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. Dividends are normally expected to consist primarily of ordinary income. The Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the
Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of the Fund invested in another ING Fund that offers
Class I shares.

TAXES

The following information is meant as a general summary for U.S. shareholders.
Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional
Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest income are not eligible for the reductions in rates described below.

Current tax law (which is currently scheduled to apply through 2010) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock.
Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by the
Fund.

The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

o  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

o  The maximum 15% tax rate for individual taxpayers on long-term capital gains and qualifying dividends is currently scheduled to apply through 2010. In the absence of further Congressional action, for the calendar years after
   2010, the maximum rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

o  Note that distributions of earnings from dividends paid by certain
   "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

o  A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

o  Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by the Fund in October, November or December and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the
IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S.
federal income tax liability.

Please see the SAI for further information regarding tax matters.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                        Dividends, Distributions and Taxes    17

FINANCIAL
 HIGHLIGHTS
--------------------------------------------------------------------

Because the Fund did not commence operations as of the fiscal year ended May
31, 2007, financial highlights are not available.

18  Financial Highlights

In addition to the Fund offered in this prospectus, the Distributor also offers
Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund

Domestic Equity Value Funds
ING LargeCap Value Fund
ING MagnaCap Fund
ING Value Choice Fund
ING SmallCap Value Multi-Manager Fund

Fixed Income Funds
ING GNMA Income Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund

International Equity Funds
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Growth Opportunities Fund
ING International Equity Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Choice Fund
ING International Value Fund

Global and International Fixed-Income Funds
ING Global Bond Fund
ING Emerging Markets Fixed Income Fund

International Fund-of-Funds
ING Diversified International Fund

Money Market Funds
ING Money Market Fund

WHERE TO GO FOR MORE INFORMATION
YOU'LL FIND MORE INFORMATION ABOUT THE FUND IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Funds' annual/semi-annual shareholder reports, when available, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during their last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/
semi-annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

(800) 992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: PUBLICINFO@SEC.GOV

Or obtain the information at no cost by visiting the SEC's Internet website at
WWW.SEC.GOV.

When contacting the SEC, you will want to refer to the Funds' SEC file number.
The file number is as follows:

ING Series Fund, Inc.                       811-6352
  ING Tactical Asset Allocation Fund
  ING Global Science and Technology Fund

PRPRO-ADE                                                        (0308-032408)
[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

[GRAPHIC]

Prospectus
MARCH 24, 2008

Class A, Class B and Class C

ING GLOBAL INCOME BUILDER FUND

This Prospectus contains important information about investing in Class A, Class
B and Class C shares of ING Global Income Builder Fund. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the
Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any
other government agency and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not
approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

MUTUAL FUNDS
--------------------------------------------------------------------------------

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

       INVESTMENT
       OBJECTIVE
[GRAPHIC APPEARS HERE]

       PRINCIPAL
       INVESTMENT
       STRATEGIES
[GRAPHIC APPEARS HERE]

       RISKS

[GRAPHIC APPEARS HERE]

       WHAT YOU
       PAY TO
       INVEST

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with the Fund. You should consult the Statement of Additional Information
("SAI") for a complete list of the investment strategies and risks.

[GRAPHIC APPEARS HERE]

If you have any questions about the Fund, please call your investment professional or us at 1-800-992-0180.

These pages contain a description of the Fund included in this Prospectus, including the Fund's investment objective, principal investment strategies and risks.

You'll also find:

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay - both directly and indirectly - when you invest in the Fund.

INTRODUCTION                                                                   1
ING Global Income Builder Fund                                                 2

WHAT YOU PAY TO INVEST                                                         4
SHAREHOLDER GUIDE                                                             12
MANAGEMENT OF THE FUND                                                        22
MORE INFORMATION ABOUT RISKS                                                  23
DIVIDENDS, DISTRIBUTIONS AND TAXES                                            28
FINANCIAL HIGHLIGHTS                                                          30
WHERE TO GO FOR MORE INFORMATION                                      Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INTRODUCTION
--------------------------------------------------------------------------------

AN INTRODUCTION TO THE FUND
The Fund's investment objective is total return, consisting of capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in other ING Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.
In addition, the Fund will write call options on securities. The Fund is designed to meet the needs of investors who wish to seek exposure to various types of global securities through a single diversified investment.

The Fund invests primarily in a combination of the Underlying Funds that, in turn, invest directly in a wide range of global securities. Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Fund provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see "More Information on
Investment Strategies" on page 7 and "Description of the Investment Objectives,
Main Investments and Risks of the Underlying Funds" beginning on page 8 of this
Prospectus.

Although the Fund is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Fund in the context of your personal financial situation, investment objectives and other investments.

This Prospectus explains the investment objective, principal investment strategies and risks of the Fund. Reading this Prospectus will help you to decide whether the Fund is the right investment for you. You should keep this
Prospectus for future reference.

AN INTRODUCTION TO THE ASSET ALLOCATION PROCESS

ING Investments, LLC ("ING Investments" or "Adviser") is the investment adviser of the Fund and ING Investment Management Co. ("ING IM" or "Sub-Adviser") is the
sub-adviser. ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep, N.V. ("ING Groep") (NYSE: ING).

ING Investments and ING IM, working together, have designed the Fund that will be constructed and managed in accordance with the following process:

ING IM uses an asset allocation process to determine the Fund's investment mix.
This asset allocation process can be described as follows:

1.   In the first stage, the mix of global asset classes that is likely to produce the optimal return for the Fund is estimated. This estimate is made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of global asset classes as well as other financial variables. The mix of global asset classes arrived at for the Fund is called the "Target
     Allocation." ING IM will review the Target Allocation at least annually.

2.   ING IM determines the Underlying Funds in which the Fund invests to attain its Target Allocation. In choosing an Underlying Fund, ING IM considers, among other factors, the degree to which the Underlying Fund's holdings or other characteristics correspond to the desired Target Allocation. ING IM, at any time, may change the Underlying Funds in which the Fund invests, may add or drop Underlying Funds, and may determine to make tactical changes in the Fund's Target Allocation depending on market conditions. ING
     Investments supervises the determination of Target Allocation and selection of Underlying Funds by ING IM.

ING IM will have authority over the asset allocations, investments in particular
Underlying Funds (including any Underlying Funds organized in the future) and the Target Allocation for the Fund, including determining the transition pattern of the Fund in a timely but reasonable manner based upon market conditions at the time of allocation changes. The pre-defined mixes will be reviewed at least annually and analyzed for consistency with current market conditions and industry trends.

1    Introduction

                                                                        ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
                                                   ING Investment Management Co.

ING GLOBAL INCOME BUILDER FUND
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

INVESTMENT OBJECTIVE

The Fund's investment objective is total return, consisting of capital appreciation and current income. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.

[GRAPHIC APPEARS HERE]

PRINCIPAL  INVESTMENT STRATEGIES
The Fund invests in a combination of Underlying Funds that in turn invest in fixed income and/or equity securities of issuers located in a number of different countries, one of which may be the United States. The Fund also expects to employ a strategy of writing (selling) call options on equity indices, baskets of securities and exchange-traded funds ("ETFs") ("Option
Strategy") in an attempt to generate gains from option premiums as a means of enhancing distributions paid to shareholders. Under normal conditions, approximately 30% of the Fund's total assets will be allocated to funds investing in fixed-income securities and 70% will be allocated to funds investing in equity securities. The sub-adviser seeks to diversify the Fund's holdings globally by including Underlying Funds that invest in companies of all market capitalizations, Underlying Funds that invest using a growth or value style and Underlying Funds that invest in companies in both developed countries and countries with emerging securities markets.

The fixed income component of the allocation will have a minimum quality rating of at least investment grade and an average duration between three and ten years.

The value of the securities underlying the options written by the Fund will ordinarily be between 0-30% of the Fund's equity holdings. By selling these call options, the Fund will receive payments, or premiums, which add to the Fund's distributable income. The extent of the Fund's call option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on equity securities. Call options will be written (sold) usually at-the-money or near-the-money, usually on a one- to three-month basis and will be written both in exchanged-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions. As it writes call options over more of its portfolio, the Fund is limited in its ability to benefit from capital appreciation. In addition to the use of written option contracts under the Option Strategy, the
Fund may utilize additional option strategies, including utilizing call spreads, purchase put options or other types of options.

The Fund's current approximate Target Allocations (expressed as a percentage of its net assets) among the asset classes are set out below. As these are Target
Allocations, the actual allocations of the Fund's assets may deviate from the percentages shown.

International Core Equity Stocks                                           23.5%
International SmallCap Stocks                                                 5%
Global Real Estate Stocks                                                     5%

Emerging Markets Stocks                                                      10%
U.S. Mid Capitalization Stocks                                                5%
U.S. Small Capitalization Stocks                                              5%
U.S. Large Capitalization Stocks                                           16.5%
Intermediate-Term Bonds                                                      30%

The Fund intends to invest approximately 15% of its assets in ING Tactical Asset
Allocation Fund. ING Tactical Asset Allocation Fund will follow a tactical asset allocation strategy which seeks to evaluate the attractiveness of a range of asset classes across various regions and countries and to benefit from pricing inefficiencies. The Fund seeks to benefit from ING Tactical Asset Allocation
Fund's strategy to adjust the asset allocations within the Fund's long-term strategic allocations.

The Fund may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target
Allocation may be changed, at any time, as described under "An Introduction to the Asset Allocation Process."

--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

AFFILIATED FUNDS - in managing the Fund, ING Investments will have authority to select and substitute Underlying Funds. ING Investments may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than fees paid by other
Underlying Funds. However, ING Investments is a fiduciary to the Fund and is legally obligated to act in the Fund's best interests when selecting Underlying
Funds.

ASSET ALLOCATION - assets will be allocated among funds and markets based on judgments made by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes. For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

CREDIT - the Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than many bond funds, because the convertible securities and debt securities in which it invests may be lower-rated securities.

DERIVATIVES - derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

FOREIGN INVESTING - the Fund allocates assets to Underlying Funds that invest in foreign investments. Foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information;
differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent an Underlying
Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in countries with emerging securities markets.

INTEREST RATE - fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments.

MARKET TRENDS - from time to time, the stock market may not favor growth or value oriented securities in which an Underlying Fund invests. Rather, the market could favor securities to which an Underlying Fund is not exposed, or may not favor equities at all.

OPTIONS - There are numerous risks associated with transactions in options. A decision as to whether, when and how to write (sell) call options under the
Fund's strategy involves the exercise of skill and judgment, and even a well-conceived transaction may be adversely affected by market behavior or unexpected events. The Fund will write (sell) call options on equity indices, baskets of securities and ETFs. The purchaser of the call option has the right to any appreciation in the value of the index, basket of securities or ETF over the exercise price up to and including the expiration date. Because the exercise of such options is settled in cash, writers (sellers) of such options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio holdings to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio holdings to realize gains to offset the losses realized upon option exercise. Such sales would involve transaction costs borne by the Fund and may result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

PRICE VOLATILITY - the value of the Fund changes as the prices of the Underlying
Funds' investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries.
Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund may invest in Underlying Funds that invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.


If you would like additional information regarding the Fund's investment strategies and risks or the Underlying Funds' investment strategies and risks please see "More Information on Investment Strategies" beginning on page 7,
"Description of the Investment Objectives, Main Investments and Risks of the
Underlying Funds" beginning on page 8, and "More Information About Risks"
beginning on page 23 of this Prospectus.

2    ING Global Income Builder Fund

                                                  ING GLOBAL INCOME BUILDER FUND
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

HOW THE FUND HAS
PERFORMED

                Since ING Global Income Builder Fund had not commenced
                operations as of December 31, 2007, there is no performance information included in this Prospectus. Please visit the
                Fund's website at www.ingfunds.com to obtain performance
                information once it is available.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                             ING Global Income Builder Fund    3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

                There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund.

                The table that follows shows the fees and expenses you pay if you buy and hold shares of the Fund. The table that follows shows the fees and the estimated operating expenses for the
                Fund. Shareholders of the Fund will indirectly bear the expenses of an Underlying Fund based upon the percentage of the Fund's assets that is allocated to the Underlying Fund. Because the fees and annual net operating expenses of the Underlying Fund, and the Fund's allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by the Fund may vary from year to year.

FEES YOU PAY DIRECTLY

                                                            CLASS A/(1)/   CLASS B    CLASS C
                                                            ------------  ---------  ---------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF            5.75/(2)/      none      none
   OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES    none/(3)/   5.00/(4)/  1.00/(5)/
   PRICE, WHICHEVER IS LESS)

(1)    The Fund does not impose any front-end sales charge (load) on reinvested dividends or distributions.

(2)    Reduced for purchases of $50,000 and over. Please see the discussion of sales charges in the "Shareholder Guide" section of this Prospectus.

(3)    A contingent deferred sales charge ("CDSC") of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more.
       Please see the discussion of sales charges in the "Shareholder Guide"
       section of this Prospectus.

(4)    A CDSC is imposed upon redemptions within 6 years from purchase. The fee has scheduled reductions after the first year. Please see the discussion of sales charges in the "Shareholder Guide" section of this Prospectus.

(5)    A CDSC is imposed upon redemptions within 1 year from purchase. Please see the discussion of sales charges in the "Shareholder Guide" section of this Prospectus.

OPERATING EXPENSES PAID EACH YEAR BY THE FUND/(1)/
(as a % of average net assets)

                                                               ACQUIRED
                              DISTRIBUTION                   (UNDERLYING)       TOTAL                             NET
                               AND SERVICE                      FUNDS            FUND                             FUND
                 MANAGEMENT      (12B-1)        OTHER            FEES         OPERATING        WAIVERS AND      OPERATING
CLASS               FEES          FEES      EXPENSES/(2)/  AND EXPENSES/(3)/   EXPENSES    REIMBURSEMENTS/(4)/  EXPENSES
----------      ------------ -------------- ------------- -----------------  ------------- ------------------- ----------
 Class A    %       0.08          0.25           0.47            0.75            1.55         (0.25)               1.30
 Class B    %       0.08          1.00           0.47            0.75            2.30         (0.25)               2.05
 Class C    %       0.08          1.00           0.47            0.75            2.30         (0.25)               2.05

--------------------------------------------------------------------------------

(1)    This table shows the estimated operating expenses for the Fund by class as a ratio of expenses to average daily net assets. The Fund had not commenced operations as of October 31, 2007, therefore, "Other Expenses"
       are estimated for the current fiscal year.

(2)    ING Funds Services, LLC receives an annual administrative fee equal to
       0.10% of the Fund's average daily net assets which is reflected in "other
       Expenses." Also includes an estimated 0.09% of non-recuring offering expenses and excluding this amount, Total Portfolio Operating Expenses would have been 1.46%, 2.21% and 2.21%, respectively.

(3)    The Fund's Acquired (Underlying) Funds Fees and Expenses is based on a weighted average of the fees and expenses of the Underlying Funds in which it invests. The amount of fees and expenses of the Underlying Funds borne by a Fund will vary based on the Fund's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Fund's fiscal year.

(4)    ING Investments, LLC has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund excluding interest, taxes, brokerage and extraordinary expenses, and
       Acquired (Underlying) Fund Fees and Expenses, subject to possible recoupment by ING Investments within three years. The amount of the
       Fund's expenses proposed to be waived or reimbursed during the current fiscal year by ING Investments, LLC adjusted for contractual changes, if any, is shown under the heading "Waivers and Reimbursements." The expense limits will continue through at least March 1, 2009. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then- current term or upon termination of the investment management agreement. For more information on the expense limitation agreement, please see the SAI.

4    What You Pay to Invest

                                                         WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

             ACQUIRED (UNDERLYING) FUNDS ANNUAL OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

Because we use a weighted average in calculating expenses attributable to the
Fund, the amount of the fees and expenses of the Class I shares of the
Underlying Funds indirectly borne by the Fund will vary based on the Fund's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Fund's fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets)
for each Underlying Fund.

CLASS I

                                                                   NET OPERATING
UNDERLYING FUND                                                       EXPENSES
-------------------------------------------                        -------------
ING Disciplined International SmallCap/(1)/                             0.86%
ING Emerging Countries/(1)/                                             1.56%
ING Global Equity Dividend/(1)/                                         0.90%
ING Global Real Estate/(1)/                                             0.95%
ING Index Plus International Equity/(1)/                                0.87%
ING Index Plus Mid Cap/(2)/                                             0.75%
ING Institutional Prime Money Market/(3)/                               0.10%
ING Intermediate Bond/(3)/                                              0.35%
ING Index Plus SmallCap/(2)/                                            0.75%
ING Tactical Asset Allocation Fund/(4)/                                 0.70%

(1)    As of October 31, 2007.

(2)    As of November 30, 2007.

(3)    As of September 30, 2007.

(4)    As the Underlying Fund did not have a full calendar year of operation as of the fiscal year ended October 31, 2007, the expense ratio is estimated.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                                     What You Pay to Invest    5

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

      EXAMPLES/(1)/

      The Examples are intended to help you compare the cost of investing in shares of the Fund, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the shares of the Fund for the time periods indicated
      and then redeem all of your shares at the end of those periods. The
      Examples also assume that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Class I shares of the Underlying Fund's total net annual operating expenses remain the same. Although your actual costs may be higher or lower, the
      Examples show what your costs would be based on these assumptions.

                  1 YEAR      3 YEARS
                 --------    --------
Class A       $     700          995

                                           IF YOU DON'T SELL
                   IF YOU SELL YOUR               YOUR
                        SHARES                   SHARES
                  1 YEAR      3 YEARS      1 YEAR      3 YEARS
                 --------    ---------    --------    --------
Class B      $     708          976         208          676

                                           IF YOU DON'T SELL
                   IF YOU SELL YOUR               YOUR
                        SHARES                   SHARES
                  1 YEAR      3 YEARS      1 YEAR      3 YEARS
                 --------    ---------    --------    --------
Class C       $    308          676         208          676

(1)    The Examples reflect any expense limitation agreements/waivers of the
       Fund and the Underlying Funds for the one-year period and the first year of the three-year period.

6    What You Pay to Invest

MORE INFORMATION ON INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

MORE ON THE ASSET ALLOCATION PROCESS

As described earlier in this Prospectus, the Fund pursues its investment objective by investing in a combination of the Underlying Funds. Subject to the supervision of ING Investments, ING IM determines the mix of Underlying Funds and sets the appropriate Target Allocations and ranges for investments in those
Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, ING
IM uses economic and statistical methods to determine the optimal Target
Allocations and ranges for the Fund, the resulting allocations to the Underlying
Funds, and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following:

(i)    the investment objective of the Fund and each of the Underlying Funds;

(ii)   economic and market forecasts;

(iii)  proprietary and third-party reports and analyses;

(iv)   the risk/return characteristics, relative performance, and volatility of
       Underlying Funds; and

(v)    the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds' portfolio securities change, the
Fund's actual allocations will vary somewhat from the Target Allocations, although the percentages generally will remain within an acceptable range of the
Target Allocation percentages. If material changes are made, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. ING IM will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Fund and the Underlying Funds.

ING IM intends to rebalance the Fund on a periodic basis to attain the Target
Allocation investment allocations. When the Fund receives new investment proceeds or redemption requests, depending on the Fund's current cash reserves,
ING IM may determine to purchase additional shares or redeem shares of
Underlying Funds. In making those purchases or redemptions, ING IM will attempt to rebalance the Fund's holdings of Underlying Funds to bring them more closely in line with the Fund's Target Allocations. If ING IM believes it is in the best interests of the Fund and its shareholders to deviate from the Target
Allocations, it may rebalance more frequently, limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

The Fund seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Fund invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying
Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser, and sub-adviser. This information is intended to provide potential investors in the
Fund with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled
"More Information About Risks" on page 23 for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time the Fund will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Fund will be invested in each Underlying Fund at any one time. As a result, the degree to which the Fund may be subject to the risks of a particular
Underlying Fund will depend on the extent to which the Fund has invested in the
Underlying Fund.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                  More Information on Investment Strategies    7

MORE INFORMATION ON INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                          RISKS OF THE UNDERLYING FUNDS

                                                  UNDERLYING                         INVESTMENT
  INVESTMENT ADVISER/SUB-ADVISER                     FUND                             OBJECTIVE
INVESTMENT ADVISER:                 ING Disciplined International         Long-term capital appreciation.
ING Investments, LLC                SmallCap Fund

SUB-ADVISER:
ING Investment Management Co.

                                                MAIN INVESTMENTS                        MAIN RISKS
                                    Invests at least 80% of its assets     Derivatives risk, foreign investing
                                    in securities of small-                risk, inability to sell securities risk,
                                    capitalization companies (those        market trends risk, non-
                                    that have a market capitalization      diversified investment company
                                    that falls in the range of             risk, other investment companies
                                    companies in the S&P/Citigroup         risk, portfolio turnover risk, price
                                    Extended Market Index World            volatility risk, securities lending
                                    Ex. U.S. Index). At least 65% of its   risk, small-sized companies risk,
                                    assets will be invested in             and value investing risk.
                                    companies located in a number
                                    of different countries, other than
                                    the United States. May invest up
                                    to 35% of its assets in U.S.
                                    issuers. May invest in companies
                                    with emerging securities
                                    markets. May invest in
                                    derivatives, including but not
                                    limited to, futures, options,
                                    foreign currency contracts and
                                    futures contracts. May invest in
                                    other investment companies to
                                    the extent permitted by the
                                    Investment Company Act of
                                    1940, as amended ("1940 Act")
                                    and the rules and regulations
                                    thereunder. The Fund is non
                                    diversified which means it may
                                    invest a significant portion of its
                                    assets in a single issuer.

                                                  UNDERLYING                         INVESTMENT
  INVESTMENT ADVISER/SUB-ADVISER                     FUND                             OBJECTIVE
INVESTMENT ADVISER:                 ING Emerging                           Maximum long-term capital appreciation.
ING Investments, LLC                Countries Fund

SUB-ADVISER:
Brandes Investment Partners, L.P.

                                                MAIN INVESTMENTS                        MAIN RISKS
                                    Invests at least 80% of its assets     Convertible securities risk,
                                    in securities of issuers located in    emerging markets investments
                                    a number of different countries        risk, foreign investing risk,
                                    with emerging securities               inability to sell securities risk,
                                    markets. The Fund may invest in        market trends risk, price volatility
                                    large-, mid- and small-sized           risk, securities lending risk, small-
                                    companies. The Fund holds              and mid- capitalization
                                    common stocks, preferred stocks,       companies risk and value
                                    American, European and Global          investing risk.
                                    Depositary Receipts and
                                    convertible securities. The Fund
                                    will typically invest, at the time
                                    of purchase, up to the greater of
                                    either: (1) 20% of total Fund
                                    assets in any particular country
                                    or industry at the time of
                                    purchase, or (2) 150% of the
                                    weighting of such country or
                                    industry as represented in the
                                    Morgan Stanley International
                                    Emerging Markets Index at the
                                    time of purchase.

8    More Information on Investment Strategies

MORE INFORMATION ON INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                                                  UNDERLYING                         INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                      FUND                             OBJECTIVE
INVESTMENT ADVISER:                 ING Global Equity                      Growth of capital with dividend
ING Investments, LLC                Dividend Fund                          income as a secondary consideration.

SUB-ADVISER:
ING Investment Management
Advisors B.V.

                                               MAIN INVESTMENTS                        MAIN RISKS
                                    Invests at least 80% of its assets     Convertible securities risk,
                                    in a portfolio of equity securities    foreign investing risk, inability to
                                    of dividend-paying companies.          sell securities risk, market trends
                                    At least 65% of its net assets will    risk, price volatility risk, small-
                                    be invested in equity securities of    and mid-sized companies risk
                                    issuers of a number of different       and securities lending risk.
                                    countries, one of which may be
                                    the United States, with at least
                                    75% of total assets invested in
                                    common and preferred stocks,
                                    warrants and convertible
                                    securities. May invest in
                                    companies located in countries
                                    with emerging securities
                                    markets.

                                                  UNDERLYING                         INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                      FUND                             OBJECTIVE
INVESTMENT ADVISER:                 ING Global Real                        High total return.
ING Investments, LLC                Estate Fund

SUB-ADVISER:
Clarion Real Estate Securities L.P
                                               MAIN INVESTMENTS                        MAIN RISKS
                                    Invests at least 80% of its assets     Concentration risk, foreign
                                    in a portfolio of equity securities    investing risk, inability to sell
                                    of companies that are principally      securities risk, market trends risk,
                                    engaged in the real estate             non-diversified investment
                                    industry. The Fund expects these       company risk, price volatility risk,
                                    investments to be in common            real estate risk, securities lending
                                    stocks of large-, mid- and small-      risk and small- and mid-sized
                                    sized companies, including real        companies risk.
                                    estate investment trusts. May
                                    invest in companies located in
                                    countries with emerging
                                    securities markets. The Fund is
                                    non-diversified, which means it
                                    may invest a significant portion
                                    of its assets in a single issuer.

                                                 UNDERLYING                         INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                      FUND                             OBJECTIVE
INVESTMENT ADVISER:                 ING Index Plus                         Seeks to outperform the total
ING Investments, LLC                International Equity                   return performance of the Morgan
                                    Fund                                   Stanley Capital International
SUB-ADVISER:                                                               Europe, Australasia and Far East
ING Investment Management                                                  (Reg. TM) Index ("MSCI EAFE
Advisors B.V.                                                              (Reg. TM)"), while maintaining
                                                                           a market level of risk.

                                               MAIN INVESTMENTS                        MAIN RISKS
                                    Invests at least 80% of its assets     Convertible securities risk,
                                    in stocks includes in the MSCI         derivatives risk, foreign investing
                                    EAFE(Reg. TM) Index, exchange-traded   risk, inability to sell securities risk,
                                    funds and derivatives, including       other investment companies risk,
                                    futures and options whose              portfolio turnover risk, price
                                    economic returns are similar to        volatility risk, securities lending
                                    the MSCI EAFE(Reg. TM) Index or its    risk and small- and mid-sized
                                    components. May also invest in         companies risk.
                                    securities that are convertible
                                    into common stocks included in
                                    the MSCI EAFE(Reg. TM) Index. At any
                                    one time, the Fund will hold
                                    between 300 to 400 of the stocks
                                    included in the Index.

                                                 UNDERLYING                         INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                      FUND                             OBJECTIVE
INVESTMENT ADVISER:                 ING Index Plus                         Seeks to outperform the total
ING Investments, LLC                MidCap Fund                            return performance of the
                                                                           Standard & Poor's MidCap
SUB-ADVISER:                                                               400 Index, while maintaining
ING Investment Management Co.                                              a market level of risk.

                                              MAIN INVESTMENTS                        MAIN RISKS
                                    Invests at least 80% of its assets     Derivatives risk, manager risk,
                                    in securities of mid-capitalization    mid-sized companies risk, other
                                    companies included in the S&P          investment companies risk, price
                                    MidCap 400 Index. The Sub-             volatility risk, and securities
                                    Adviser defines mid-                   lending risk.
                                    capitalization companies as
                                    companies that are included in
                                    the Index at the time of
                                    purchase. May invest in
                                    derivative instruments. May
                                    invest in other investment
                                    companies to the extent
                                    permitted under the 1940 Act
                                    and the rules and regulations
                                    thereunder.

[GRAPHIC APPEARS HERE]

If you have any questions, please call 1-800-992-0180.

                                  More Information on Investment Strategies    9

MORE INFORMATION ON INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                                               UNDERLYING                            INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                   FUND                                OBJECTIVE
INVESTMENT ADVISER:                 ING Index Plus                         Seeks to outperform the total
ING Investments, LLC                SmallCap Fund                          return performance of the
                                                                           Standard & Poor's SmallCap
SUB-ADVISER:                                                               600 Index, while maintaining a
ING Investment Management Co.                                              market level of risk.

                                           MAIN INVESTMENTS                         MAIN RISKS
                                    Invests at least 80% of its assets     Derivatives risk, manager risk,
                                    in securities of small-                other investment companies risk,
                                    capitalization companies               price volatility risk, securities
                                    included in the S&P SmallCap 600       lending risk and small-sized
                                    Index. The Sub-Adviser defines         companies risk.
                                    small-capitalization companies as
                                    companies that are included in
                                    the Index at the time of
                                    purchase. May invest in
                                    derivative instruments. May
                                    invest in other investment
                                    companies to the extent
                                    permitted under the 1940 Act
                                    and the rules and regulations
                                    thereunder.

                                               UNDERLYING                            INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                   FUND                                OBJECTIVE
INVESTMENT ADVISER:                 ING Institutional                      High level of current income,
ING Investments, LLC                Prime Money Market                     consistent with the preservation
                                    Fund                                   of capital and liquidity and the
SUB-ADVISER:                                                               maintenance of a stable $1.00
ING Investment Management Co.                                              NAV per share.

                                           MAIN INVESTMENTS                         MAIN RISKS
                                    Invests in a portfolio of high-        Concentration risk, credit and
                                    quality, U.S. dollar denominated       interest rate risk, foreign
                                    short-term debt securities that        investing risk, mortgage-related
                                    are determined by the sub-             securities risk, other investment
                                    adviser to present minimal credit      companies risk, prepayment risk,
                                    risks. Obligations in which the        repurchase agreement risk and
                                    Fund invests generally have            U.S. government securities &
                                    remaining maturities of 397 days       obligations risk.
                                    or less, although upon satisfying
                                    certain conditions of Rule 2a-7,
                                    the Fund may, to the extent
                                    permissible, invest in instruments
                                    subject to repurchase
                                    agreements and certain variable
                                    and floating rate obligations
                                    that bear longer final maturity.
                                    The dollar-weighted average
                                    portfolio maturity of the Fund
                                    will not exceed 90 days. The
                                    Fund will invest in obligations
                                    permitted to be purchased under
                                    Rule 2a-7. May invest more than
                                    25% of its total assets in
                                    instruments issued by domestic
                                    banks. May significantly invest in
                                    securities issued by financial
                                    services companies including,
                                    among other entities, banks and
                                    bank holding companies,
                                    investment banks, trust
                                    companies, insurance companies,
                                    finance companies and broker-
                                    dealers. May purchase securities
                                    on a when-issued basis and
                                    purchase or sell them on a
                                    forward commitment basis. May
                                    also invest in variable rate master
                                    demand obligations.

10   More Information on Investment Strategies

MORE INFORMATION ON INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                                                UNDERLYING                              INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                    FUND                                  OBJECTIVE
INVESTMENT ADVISER:                 ING Intermediate                       High level of current income,
ING Investments, LLC                Bond Fund                              consistent with the preservation
                                                                           of capital and liquidity.
SUB-ADVISER:
ING Investment Management Co.

                                             MAIN INVESTMENTS                            MAIN RISKS
                                    Invests at least 80% of its assets     Credit risk, derivatives risk,
                                    in a portfolio of bonds,               extension risk, foreign investing
                                    including, but not limited to,         risk, high-yield, lower-grade debt
                                    corporate, government and              securities risk, inability to sell
                                    mortgage bonds, which, at the          securities risk, interest rate risk,
                                    time of investment, are rated          mortgage-related securities risk,
                                    investment grade (at least BBB-        other investment companies risk,
                                    by Standard & Poor's Rating            portfolio turnover risk,
                                    Corporation or Baa3 by Moody's         prepayment risk, price volatility
                                    Investors Service, Inc. or have an     risk, securities lending risk and
                                    equivalent rating by a nationally      U.S. government securities &
                                    recognized statistical rating          obligations risk.
                                    organization or of comparable
                                    quality if unrated). May invest a
                                    portion of its assets in high-yield
                                    debt securities. The Fund will
                                    seek to maintain a minimum
                                    average portfolio quality rating
                                    of at least investment grade.
                                    Generally, the sub-adviser
                                    maintains a dollar-weighted
                                    average duration between three
                                    and ten years for the Fund. The
                                    Fund may also invest in preferred
                                    stocks, high-quality money
                                    market instruments, municipal
                                    bonds, debt securities of foreign
                                    issuers, securities denominated in
                                    foreign currencies, foreign
                                    currencies, mortgage- and asset-
                                    backed securities, options and
                                    futures contract involving
                                    securities, securities indices and
                                    interest rates, including options
                                    and futures contracts
                                    denominated in foreign
                                    securities, May engage in dollar
                                    roll transactions and swap
                                    agreements. May invest in other
                                    investment companies to the
                                    extent permitted under the 1940
                                    Act and the rules and regulations
                                    thereunder.

                                                UNDERLYING                             INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                    FUND                                 OBJECTIVE
ADVISER:                            ING Tactical                           Seeks to outperform the Standard &
ING Investments LLC                 Asset Allocation                       Poor's 500(Reg. TM) Composite
                                    Fund                                   Stock Price Index by overweighting
SUB-ADVISER:                                                               and underweighting various
ING Investment Management Co.                                              global equity, bond and currency
                                                                           markets.

                                                MAIN INVESTMENTS                        MAIN RISKS
                                    Invests primarily in S&P 500(Reg. TM)  Asset allocation risk, convertible
                                    Index equities and equity              and debt securities risk, credit
                                    securities of issuers located          risk, derivatives risk, emerging
                                    within and outside the U.S.            markets risk, foreign investing
                                    equity securities include, but are     risk, inability to sell securities risk,
                                    not limited to, common and             interest rate risk, market trends
                                    preferred, warrants and                risk, other investment companies
                                    convertible securities. The Fund       risk, prepayment or call risk, price
                                    will also invest in derivatives,       volatility risk, securities lending
                                    including, but not limited to,         risk and small- and mid-
                                    futures, swaps and forward             capitalization companies risk.
                                    contracts. The Fund may also
                                    invest in other investment
                                    companies to the extent
                                    permitted under the Investment
                                    Company Act of 1940 and the
                                    rules and regulations thereunder.


[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                  More Information on Investment Strategies   11

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS
You may select from up to five separate classes of shares. Class A, Class B,
Class C, Class I and Class W shares. Class I and Class W shares are not offered in this Prospectus.

CLASS A

..   Front-end sales charge, as described later in this section.

..    Distribution and service (12b-1) fees of 0.25%.

CLASS B

..    No front-end sales charge; all your money goes to work for you right away.

..    Distribution and service (12b-1) fees of 1.00%.

..    A contingent deferred sales charge ("CDSC"), as described later in this section.

..    Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

..    No front-end sales charge; all your money goes to work for you right away.

..    Distribution and service (12b-1) fees of 1.00%.

..    A 1.00% CDSC on shares sold within one year of purchase.

..    No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider:

..    How long you plan to hold shares of the Fund;

..    The amount of your investment;

..    The expenses you'll pay for each class including ongoing annual expenses along with the initial sales charge or the CDSC; and

..    Whether you qualify for any sales charge discounts.

The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares and Class C shares pay correspondingly lower dividends and may have a lower net asset value ("NAV") than Class A shares.

Class B shares and Class C shares are not intended for purchase in excess of
$100,000 and $1,000,000, respectively. Purchase orders from an individual investor for Class B shares in excess of $100,000 and for Class C shares in excess of $1,000,000 will be declined.

Because the Fund may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in
Class B shares does not exceed the maximum of $100,000 and your investment in
Class C shares does not exceed $1,000,000. The Fund cannot ensure that the Fund will identify purchase orders that would cause your investment in Class B shares or Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your investment professional should be diligent in determining that you have selected the appropriate share class for you.

You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a
Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the
Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on the Fund's website by going to www.ingfunds.com, clicking on the "Forms & Literature" link, and then using the "Shareholder Guides" link found under the "Prospectuses &
Reports" section and selecting the appropriate Fund link. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for that share class.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Fund and servicing your shareholder account, each class of the Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor").
The Distributor is a broker-dealer that is licensed to sell securities. The
Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities
(collectively, "ING") may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the Financial Industry Regulatory Authority ("FINRA")
as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The

12   Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular
ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund's Adviser or Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities.
These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; (2) as a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer's customers; or (2)
0.20% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $20 for that sale.

The Fund's Adviser or Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events;
payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: A.G. Edwards & Sons, Inc.; Bear Stearns Securities Corp;
Charles Schwab & Co; Citigroup Global Markets; Directed Services LLC; Financial
Network Investment; First Clearing, LLC; H&R Block Financial Advisors; ING
DIRECT Securities, Inc.; ING Financial Advisors; ING Life Insurance and Annuity
Company; Linsco Private Ledger Financial; Merrill Lynch; MS & Co. ("Morgan
Stanley"); Multi Financial Securities; National Financial Services Corp;
Oppenheimer & Co.; Pershing, LLC; Primevest Financial Services, Inc.; Prudential
Investment Management Services; Raymond James Financial Services; RBC Dain
Rauscher, Inc.; UBS Financial Services, Inc.; Wachovia Securities; and Wells
Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

SALES CHARGE CALCULATION

CLASS A

Class A shares of the Fund are sold subject to the following sales charge:

                                AS A % OF           AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE/(1)/    AMOUNT INVESTED
 Less than $50,000                5.75                   6.10
 $50,000 - $99,999                4.50                   4.71
 $100,000 - $249,999              3.50                   3.63
 $250,000 - $499,999              2.50                   2.56
 $500,000 - $1,000,000            2.00                   2.04
 $1,000,000 and over                                See below

----------
(1)   The term "offering price" includes the front-end sales charge.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                               PERIOD DURING WHICH
YOUR INVESTMENT                     CDSC          CDSC APPLIES
 $1,000,000 - $2,499,999            1.00%            2 years
 $2,500,000 - $4,999,999            0.50%             1 year
 $5,000,000 and over                0.25%             1 year

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   13

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

CLASS B AND CLASS C

Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                  CDSC ON SHARES
YEARS AFTER PURCHASE                BEING SOLD
 1st year                              5.00%
 2nd year                              4.00%
 3rd year                              3.00%
 4th year                              3.00%
 5th year                              2.00%
 6th year                              1.00%
 After 6th year                        none

CLASS C DEFERRED SALES CHARGE

                                  CDSC ON SHARES
YEARS AFTER PURCHASE                BEING SOLD
 1st year                              1.00%
 After 1st year                        none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Fund will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.

There is no CDSC on certain shares acquired through the reinvestment of dividends and capital gains distributions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED OR WAIVED FRONT-END SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules.
You may do this by:

..    LETTER OF INTENT - lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.

..    RIGHTS OF ACCUMULATION - lets you add the value of shares of any open-end
     ING Fund (excluding ING Money Market Fund and ING Classic Money Market
     Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

..   COMBINATION PRIVILEGE - shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:

..    REINSTATEMENT PRIVILEGE - If you sell Class A shares of the Fund (or shares of other ING Funds managed by ING Investments, LLC) and reinvest any of the proceeds in Class A shares of another ING Fund within 90 days. For additional information regarding the reinstatement privilege, contact a
     Shareholder Services Representative, or see the SAI; or

..    PURCHASES BY CERTAIN ACCOUNTS - Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker dealers and other financial intermediaries.

See the Account Application or the SAI for details, or contact your investment professional or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the
CDSC for each class will be waived in the following cases:

..    Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

..    For Class B and Class C shares, redemptions pursuant to a Systematic
     Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

..    Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your investment professional or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class A, Class B or Class C shares of the
Fund, you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the
Reinstatement Privilege, contact your investment professional or a Shareholder
Services Representative, or see the SAI for more information.

14   Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment amounts for the Fund are as follows:

..    Non-retirement accounts: $1,000

..    Retirement accounts: $250

..    Pre-Authorized Investment Plan: $1,000 to open; you must invest at least
     $100 a month.

..    Certain omnibus accounts (accounts of investors who purchase fund shares through certain financial intermediaries where the share holdings are held in the name of the financial intermediary): $250

There are no investment minimums for any subsequent purchases.

Make your investment using the methods outlined in the table on the right.

The Fund and the Distributor reserve the right to reject any purchase order.
Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund.The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

                       Initial                 Additional
   Method            Investment                Investment
BY CONTACTING     An investment             Visit or consult an
YOUR            professional with an      investment
INVESTMENT      authorized firm can       professional.
PROFESSIONAL    help you establish and
                maintain your account.
BY MAIL           Visit or consult an       Fill out the Account
                investment                Additions form
                professional. Make        included on the bottom
                your check payable to     of your account
                the ING Funds and mail    statement along with
                it, along with a          your check payable to
                completed Account         ING Funds and mail
                Application. Please       them to the address on
                indicate your             the account statement.
                investment                Remember to write
                professional on the       your account number
                New Account               on the check.
                Application.
BY WIRE           Call the ING              Wire the funds in the
                Operations                same manner described
                Department at             under "Initial
                (800) 922-0180            Investment."
                and select Option 4 to
                obtain an account
                number and indicate
                your investment
                professional on the
                account.
                Instruct your bank to
                wire funds to the Fund
                in the care of:
                State Street Bank
                and Trust Company
                ABA # 011000028
                Boston, MA
                credit to:
                __________
                (the Fund)
                A/C #75000216; for
                further credit to
                Shareholder
                A/C #
                __________
                (A/C # you received
                over the telephone)
                Shareholder Name:

                __________
                (Your Name Here)
                After wiring funds
                you must complete
                the Account
                Application and send
                it to:
                ING Funds
                P.O. Box 219368
                Kansas City, MO
                64121-9368

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   15

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund, the Distributor, or a third-party selling you the Fund must obtain the following information for each person that opens an account:

..    Name;

..    Date of birth (for individuals);

..    Physical residential address (although post office boxes are still permitted for mailing); and

..    Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS
FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION
LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE
TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the
Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Because the Underlying Funds invest in foreign securities it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying
Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an
Underlying Fund is halted and does not resume prior to the time the Underlying
Fund calculates its NAV such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying
Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The
Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that an Underlying
Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds' shares which negatively affects long-term shareholders.

The Fund and Underlying Funds' Boards of Trustees ("Boards") have adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund and the Underlying Funds. Consistent with this policy, the Fund and the Underlying Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds four (4) times each year. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.)
beneficially owned by the same shareholder will be treated as a single transaction. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the limit restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds and the Underlying Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The
Fund and the Underlying Funds also reserve the right to modify the frequent trading-market timing policy at any time without prior notice depending on the needs of the Fund and the Underlying Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the
Fund and the Underlying Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the
Fund and the Underlying Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

16   Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund and the Underlying Funds will occur. Moreover, in enforcing such restrictions, the Fund and the Underlying Funds are often required to make decisions that are inherently subjective. The Fund and the Underlying Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Fund and the Underlying Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate transactions. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Fund and the Underlying Funds administrator now has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund and the Underlying Funds.

In some cases, the Fund and the Underlying Funds will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund and the Underlying Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of agreements, the Fund and the Underlying Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund and the Underlying Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

RETIREMENT PLANS

The Fund has available prototype qualified retirement plans for corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee
Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement
Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder
Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   17

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

..    Your account must have a current value of at least $10,000.

..    Minimum withdrawal amount is $100.

..    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined
NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

            Method                              Procedures

BY CONTACTING YOUR          You may redeem shares by contacting your
INVESTMENT PROFESSIONAL   investment professional. Investment
                          professionals may charge for their services
                          in connection with your redemption
                          request but neither the Fund nor the
                          Distributor imposes any such charge.
BY MAIL                    Send a written request specifying the Fund
                          name and share class, your account
                          number, the name(s) in which the account
                          is registered, and the dollar value or
                          number of shares you wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been issued, the
                          certificate must accompany the written
                          request. Corporate investors and other
                          associations must have an appropriate
                          certification on file authorizing
                          redemptions. A suggested form of such
                          certification is provided on the Account
                          Application. A signature guarantee may be
                          required.
BY TELEPHONE -              You may redeem shares by telephone on
EXPEDITED REDEMPTION      all accounts other than retirement
                          accounts unless you check the box on the
                          Account Application which signifies that
                          you do not wish to use telephone
                          redemptions. To redeem by telephone, call
                          the Shareholder Services Representative at
                          (800) 992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up to
                          a maximum of $100,000) mailed to an
                          address which has been on record with ING
                          Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired to
                          your pre-designated bank account. You will
                          not be able to receive redemption
                          proceeds by wire unless you check the box
                          on the Account Application which signifies
                          that you wish to receive redemption
                          proceeds by wire and attach a voided
                          check. Under normal circumstances,
                          proceeds will be transmitted to your bank
                          on the business day following receipt of
                          your instructions provided redemptions
                          may be made. In the event that share
                          certificates have been issued, you may not
                          request a wire redemption by telephone.

18   Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The NAV per share for each class of the Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange
("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the
NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Fund is generally based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in
60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the
Underlying Funds will generally be valued at the latest NAV reported by those investment companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open.
Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund's or an Underlying Fund's NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

..    Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

..    Securities of an issuer that has entered into a restructuring;

..    Securities whose trading has been halted or suspended;

..    Fixed-income securities that have gone into default and for which there are no current market value quotations; and

..    Securities that are restricted as to transfer or resale.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes, (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as "Black Scholes." Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Each Underlying Fund's Adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share.
Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair pricing and the effect of fair pricing.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   19

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

TELEPHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The
Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of the Fund for shares of the same class of any other
ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge. However, for Class A shares of ING Money Market Fund and ING Classic Money Market Fund, for which no sales charge was paid, you must pay the applicable sales load on an exchange into Class A shares of another
Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged.
Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for ING Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares.
If more than 5% of ING Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING
Senior Income Fund prospectus or any other ING Fund prospectus by calling (800)
992-0180 or by going to www.ingfunds.com.

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other
ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800)
992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a
Shareholder Services Representative unless you mark the box on the Account
Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon
60 days' prior written notice to shareholders.

CDSC ON EXCHANGES INTO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from the Fund described in this Prospectus into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. After an exchange into
ING Senior Income Fund, the time period for application of the CDSC will be based on the first date you acquired your shares in the ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account
(except for IRAs) has a total value that is less than the Fund minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the

20   Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

internet at www.ingfunds.com, or via a touch tone telephone by calling (800)
992-0180 and selecting Option 1. Should you wish to speak with a Shareholder
Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and
select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Fund will post the quarter ending June 30 holdings on
August 1). The Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until the Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Fund's website is located at www.ingfunds.com.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   21

MANAGEMENT OF THE FUND                                                   ADVISER
--------------------------------------------------------------------------------

ADVISER
ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to the Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments oversees all investment advisory and portfolio management services for the Fund.

ING Investments is registered with the SEC as an investment adviser. ING
Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING
Groep"). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments became an investment management firm in April, 1995.

As of December 31, 2007 ING Investments managed approximately $54 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road,
Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.

ING Investments will receive a management fee of 0.08%. Because the Fund had not commenced operations as of the fiscal year ended October 31, 2007, the management fee for the Fund reflects the current contract rate.

For information regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory relationships, please refer to the Fund's semi-annual shareholder report that will be dated April 30, 2008.

SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser is an affiliate of ING Investments.

ING Investments acts as a "manager-of-managers" for the Fund. ING Investments delegates to the sub-adviser of the Fund the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Fund.

From time to time, ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the
Fund's Board. It is not expected that ING Investments would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. The Fund will notify shareholders of any change in the identity of the sub-adviser of the Fund. In this event, the name of the
Fund and its principal investment strategies may also change.

Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Fund's Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut
corporation, serves as the Sub-Adviser to the Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Fund's
Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING
IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. As of December
31, 2007, ING IM managed approximately $73.5 billion in assets. The principal office of ING IM is 230 Park Avenue, New York, NY 10169.

The following individual is responsible for the day-today management of the
Fund:

Paul Zemsky, Portfolio Manager, has managed the Fund since its inception. Mr.
Zemsky is head of ING's Multi-Asset Strategies & Solutions Group. He joined ING
IM in 2005 as Head of Derivative Strategies. Prior to assuming his role at ING,
Mr. Zemsky spent 18 years at J.P. Morgan Investment Management, where he held a number of key position, including having responsibility for asset allocation for the firm's fixed-income business and handling option trading in both the exchange-traded and over-the-counter markets.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

22   Management of the Fund

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which the
Underlying Funds invest and investment techniques that they use. The following pages discuss the risks associated with certain of the types of securities in which an Underlying Fund may invest and certain of the investment practices that an Underlying Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Underlying Funds, see the SAI.

ASSET ALLOCATION IS NO GUARANTEE AGAINST LOSS

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Fund. Furthermore,
ING IM's allocation of the Fund's assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an
Underlying Fund or other mutual funds representing a single asset class than in the Fund.

Assets will be allocated among funds and markets based on judgments made by ING
IM. There is a risk that the Fund may allocate assets to an asset class or market that underperforms other funds. For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

PERFORMANCE OF THE UNDERLYING FUNDS WILL VARY

The performance of the Fund depends upon the performance of the Underlying
Funds, which are affected by changes in the economy and financial markets. The value of the Fund changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

TEMPORARY DEFENSIVE POSITIONS

The Fund or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Fund or Underlying Fund.
Instead, the Fund or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Fund or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Fund's or Underlying Fund's defensive investment position may not be effective in protecting its value.

CONFLICT OF INTEREST

In making decisions on the allocation of the assets of the Fund among the
Underlying Funds, ING Investments is subject to several conflicts of interest because it serves as the investment adviser to the Fund and to the Underlying
Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds may have a sub-adviser that is affiliated with the Adviser, while others do not. ING
Investments may also subsidize the expenses of some of the Underlying Funds, but does not subsidize others. Further, ING Investments may believe that a redemption from an Underlying Fund will be harmful to that fund or to ING
Investments or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, ING Investments may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than the Fund.

PRINCIPAL RISKS

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

For certain of these Underlying Funds, the risk associated with the strategy is a principal risk. Other Underlying Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Underlying Fund.

CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. An Underlying Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES

Certain Underlying Funds may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a

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                                               More Information About Risks   23

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or
"volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7.00% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7.00% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures.
Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause the Underlying Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction.
For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates;
devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers;
accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement;
higher transaction and custody expenses than for domestic securities; and
limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of Underlying Funds, including the withholding of dividends.

Each Underlying Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Underlying Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the
Underlying Fund. The risks of investing in foreign securities may be greater for countries with an emerging securities market.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES. Certain Underlying Funds may invest in high-yield, lower-grade debt securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield debt securities structured as zero-coupon or pay- in-kind securities tend to be more volatile.
The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield debt securities.

MORTGAGE-RELATED SECURITIES Certain Underlying Funds may invest in mortgae-related securities. The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment

24   More Information About Risks

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patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

NON-DIVERSIFIED INVESTMENT COMPANY. An Underlying Fund classified as a non-diversified investment company under the 1940 Act, means that the Underlying
Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Underlying Fund. The investment of a large percentage of the Underlying Fund's assets in the securities of a small number of issuers may cause an Underlying Fund's share price to fluctuate more than that of a diversified investment company.
Conversely, even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, an Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

OPTIONS. There are special risks associated with uncovered call option writing which expose the investor to potentially significant loss. The Fund when writing uncovered call options is in a risky position and may incur large losses if the value of the underlying instrument increases above the exercise price. If a secondary market in options were to become unavailable, the Fund could not engage in closing transactions and, as the option writer, would remain obligated until expiration or assignment. The Fund, when writing a U.S. option is subject to being assigned an exercise at any time after the Fund has written the option until the option expires. By contrast, the Fund, when writing a European option, is subject to exercise assignment only during the exercise period.

OTHER INVESTMENT COMPANIES. An Underlying Fund may invest in other companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts
("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"),
PowerShares QQQTM("QQQQ"), Dow Jones Industrial Average Tracking Stocks
("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees and custodial fees).
Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide
"circuit-breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, an
Underlying Fund may invest its assets in ING Institutional Prime Money Market
Fund and/or one or more other money market funds advised by ING affiliates ("ING
Money Market Funds"). An Underlying Fund's purchase of shares of an ING Money
Market Fund will result in the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Underlying Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Underlying Fund invests resulting from the Underlying Fund's investment into the ING Money Market Fund.

PREPAYMENT The Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest its money at lower yields.

REAL ESTATE SECURITIES. Investments in issuers that are primarily engaged in real estate, including REITs, may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by an
Underlying Fund of a security that the seller has agreed to repurchase at an agreed-upon price. If the seller defaults and the collateral value declines, an
Underlying Fund might incur a loss. If the seller declares bankruptcy, an
Underlying Fund may not be able to sell the collateral at the desired time.

SMALL- AND MID-CAPITALIZATION COMPANIES. Certain Underlying Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS. Obligations issued by some U.S.
government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury while obligations issued by others, such as the

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                               More Information About Risks   25

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

Federal National Mortgage Association, Federal Home Loan Mortgage Corporation
and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S.
government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S.
companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the
Underlying Fund.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, an
Underlying Fund may lend portfolio securities in an amount up to 30% or 33 1/3%, depending upon the Underlying Fund, of total Underlying Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When an Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Underlying Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER. Certain Underlying Funds are generally expected to engage in frequent and active trading of portfolio securities to achieve their respective investment objective. A high portfolio turnover rate involves greater expenses to an Underlying Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Underlying Fund.

OTHER RISKS

BORROWING. An Underlying Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of an Underlying Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, an Underlying Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

INDEX STRATEGY Certain Underlying Funds may use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between a Fund and an Index performance may be affected by the Fund's expenses , and the timing of purchases and redemptions of a Fund's shares.

INTERESTS IN LOANS. Certain Underlying Funds may invest in participation interests or assignments in secured variable or floating rate loans which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to an Underlying Fund's investment. Many loans are relatively illiquid and may be difficult to value.

MANAGEMENT. Each Underlying Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Underlying Funds, but there can be no guarantee that these will produce the desired results.

Many sub-advisers of equity funds employ styles that are characterized as
"value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another.
For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

PAIRING-OFF TRANSACTIONS. A pairing-off transaction occurs when an Underlying
Fund commits to purchase a security at a future date, and then the Underlying
Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Underlying Fund will experience a loss.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, an Underlying
Fund may not be able to sell the security at a time when the Adviser or
Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Underlying Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale,

26   More Information About Risks

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date.
Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, an Underlying Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield;
however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by an Underlying Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Underlying Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

INVESTMENT BY FUNDS-OF-FUNDS. Each of the Underlying Funds' shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Adviser will monitor transactions by the Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions.
So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

PERCENTAGE AND RATING LIMITATIONS Unless otherwise stated, the percentage and rating limitations in this Prospectus apply at the time of investment.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                               More Information About Risks   27

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
The Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. Dividends are normally expected to consist primarily of ordinary income and are expected to be distributed to shareholders on a quarterly basis. The Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the
Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, Class B or Class C of the Fund invested in another ING Fund that offers the same class of shares.

TAXES

The following information is meant as a general summary for U.S. shareholders.
Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest are not eligible for the reductions in rates described below.

Current tax law (which is currently scheduled to apply through 2010) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock.
Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by the
Fund. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

..    Distributions of earnings from qualifying dividends and qualifying long-term capital gains from an Underlying Fund to the Fund which is distributed to individual shareholders will be taxed at a maximum rate of
     15%.

..    Note that distributions of earnings from dividends paid by certain
     "qualified foreign corporations" to the Underlying Fund which is then distributed to the Fund can also qualify for the lower tax rates on qualifying dividends.

..    A shareholder and the Fund will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

..    Distributions of earnings from an Underlying Fund to the Fund of non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

..    The maximum 15% tax rate for individual taxpayers on long-term capital gains and qualifying dividends is currently scheduled to apply through
     2010. In the absence of further Congressional action, for the calendar years after 2010, the maximum rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

Dividends declared by the Fund in October, November or December and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

The Fund may have income, gains or losses from any distribution or redemption in the Underlying Funds. Distributions of long-term capital gains or qualifying dividends of either the Fund or the Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Fund and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under
"wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending

28   Dividends, Distributions and Taxes

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the
IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S.
federal income tax liability.

Please see the SAI for further information regarding tax matters.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                         Dividends, Distributions and Taxes   29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Because the Fund did not commence operations as of the fiscal year ended October
31, 2007, financial highlights are not available.

30  Financial Highlights

In addition to the Fund offered in this prospectus, the Distributor also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800)
992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Equity Dividend Fund
ING Fundamental Research Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING Financial Services Fund
ING LargeCap Value Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Asia-Pacific Real Estate
ING Disciplined International Small Cap Fund
ING Emerging Countries Fund
ING European Real Estate
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Choice Fund
ING International Value Opportunities Fund
ING Russia Fund

Global and International Fixed-Income Funds
ING Emerging Markets Fixed Income Fund
ING Global Bond Fund

International Fund-of-Funds
ING Diversified International Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds
ING Classic Money Market Fund
ING Money Market Fund

Strategic Allocation Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

WHERE TO GO FOR MORE INFORMATION YOU'LL FIND MORE INFORMATION ABOUT THE FUND IN
OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Fund's annual/semi-annual shareholder reports, when available, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during their last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/
semi-annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: PUBLICINFO@SEC.GOV

Or obtain the information at no cost by visiting the SEC's Internet website at
WWW.SEC.GOV.

When contacting the SEC, you will want to refer to the Fund's SEC file numbers.
The file numbers are as follows:

ING Series Fund, Inc.                   811-6352
  ING Global Income Builder Fund

                                    (0308-032408)
[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

Prospectus
MARCH 24, 2008

Class I and Class W

ING GLOBAL INCOME BUILDER FUND

 This Prospectus contains important information about investing in Class I and
 Class W shares of ING Global Income Builder Fund. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal
 Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not
 approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

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MUTUAL FUNDS
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                                                                  WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

       INVESTMENT
       OBJECTIVE
[GRAPHIC APPEARS HERE]

       PRINCIPAL
       INVESTMENT
       STRATEGIES
[GRAPHIC APPEARS HERE]

       RISKS

[GRAPHIC APPEARS HERE]

       WHAT YOU
       PAY TO
       INVEST

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with the Fund. You should consult the Statement of Additional Information
("SAI") for a complete list of the investment strategies and risks.

[GRAPHIC APPEARS HERE]

If you have any questions about the Fund, please call your investment professional or us at 1-800-992-0180.

These pages contain a description of the Fund included in this Prospectus, including the Fund's investment objective, principal investment strategies and risks.

You'll also find:

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay - both directly and indirectly - when you invest in the Fund.

INTRODUCTION                                  1
ING Global Income Builder Fund                2

WHAT YOU PAY TO INVEST                        4
SHAREHOLDER GUIDE                            12
MANAGEMENT OF THE FUND                       20
MORE INFORMATION ABOUT RISKS                 21
DIVIDENDS, DISTRIBUTIONS AND TAXES           26
FINANCIAL HIGHLIGHTS                         28
WHERE TO GO FOR MORE INFORMATION     Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INTRODUCTION
--------------------------------------------------------------------------------

AN INTRODUCTION TO THE FUND
The Fund's investmet objective is total return, consisting of capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in other ING Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.
In addition, the Fund will write call options on securities. The Fund is designed to meet the needs of investors who wish to seek exposure to various types of global securities through a single diversified investment.

The Fund invests primarily in a combination of the Underlying Funds that, in turn, invest directly in a wide range of global securities. Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Fund provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see "More
Information on Investment Strategies" on page 7 and "Description of the
Investment Objectives, Main Investments and Risks of the Underlying Funds"
beginning on page 8 of this Prospectus.

Although the Fund is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Fund in the context of your personal financial situation, investment objectives and other investments.

This Prospectus explains the investment objective, principal investment strategies and risks of the Fund. Reading this Prospectus will help you to decide whether the Fund is the right investment for you. You should keep this
Prospectus for future reference.

AN INTRODUCTION TO THE ASSET ALLOCATION PROCESS

ING Investments, LLC ("ING Investments" or "Adviser") is the investment adviser of the Fund and ING Investment Management Co. ("ING IM" or "Sub-Adviser") is
the sub-adviser. ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep, N.V. ("ING Groep") (NYSE: ING).

ING Investments and ING IM, working together, have designed the Fund that will be constructed and managed in accordance with the following process:

ING IM uses an asset allocation process to determine the Fund's investment mix.
This asset allocation process can be described as follows:

1. In the first stage, the mix of global asset classes that is likely to produce the optimal return for the Fund is estimated. This estimate is made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of global asset classes as well as other financial variables. The mix of global asset classes arrived at for the Fund is called the "Target
   Allocation." ING IM will review the Target Allocation at least annually.

2. ING IM determines the Underlying Funds in which the Fund invests to attain its Target Allocation. In choosing an Underlying Fund, ING IM considers, among other factors, the degree to which the Underlying Fund's holdings or other characteristics correspond to the desired Target Allocation. ING IM, at any time, may change the Underlying Funds in which the Fund invests, may add or drop Underlying Funds, and may determine to make tactical changes in the Fund's Target Allocation depending on market conditions. ING
   Investments supervises the determination of Target Allocation and selection of Underlying Funds by ING IM.

ING IM will have authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) and the Target Allocation for the Fund, including determining the transition pattern of the Fund in a timely but reasonable manner based upon market conditions at the time of allocation changes. The pre-defined mixes will be reviewed at least annually and analyzed for consistency with current market conditions and industry trends.

1    Introduction

                                                                        ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
                                                   ING Investment Management Co.
ING GLOBAL INCOME BUILDER FUND
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

INVESTMENT OBJECTIVE

The Fund's investment objective is total return, consisting of capital appreciation and current income. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.

[GRAPHIC APPEARS HERE]

PRINCIPAL  INVESTMENT STRATEGIES
The Fund invests in a combination of Underlying Funds that in turn invest in fixed income and/or equity securities of issuers located in a number of different countries, one of which may be the United States. The Fund also expects to employ a strategy of writing (selling) call options on equity indices, baskets of securities and exchange-traded funds ("ETFs") ("Option
Strategy") in an attempt to generate gains from option premiums as a means of enhancing distributions paid to shareholders. Under normal conditions, approximately 30% of the Fund's total assets will be allocated to funds investing in fixed-income securities and 70% will be allocated to funds investing in equity securities. The sub-adviser seeks to diversify the Fund's holdings globally by including Underlying Funds that invest in companies of all market capitalizations, Underlying Funds that invest using a growth or value style and Underlying Funds that invest in companies in both developed countries and countries with emerging securities markets.

The fixed income component of the allocation will have a minimum quality rating of at least investment grade and an average duration between three and ten years.

The value of the securities underlying the options written by the Fund will ordinarily be between 0-30% of the Fund's equity holdings. By selling these call options, the Fund will receive payments, or premiums, which add to the
Fund's distributable income. The extent of the Fund's call option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on equity securities.
Call options will be written (sold) usually at-the-money or near-the-money, usually on a one- to three-month basis and will be written both in exchanged-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions. As it writes call options over more of its portfolio, the Fund is limited in its ability to benefit from capital appreciation. In addition to the use of written option contracts under the Option Strategy, the Fund may utilize additional option strategies, including utilizing call spreads, purchase put options or other types of options.

The Fund's current approximate Target Allocations (expressed as a percentage of its net assets) among the asset classes are set out below. As these are Target
Allocations, the actual allocations of the Fund's assets may deviate from the percentages shown.

International Core Equity Stocks                                         23.5%
International SmallCap Stocks                                               5%
Global Real Estate Stocks                                                   5%

Emerging Markets Stocks                                                    10%
U.S. Mid Capitalization Stocks                                              5%
U.S. Small Capitalization Stocks                                            5%
U.S. Large Capitalization Stocks                                         16.5%
Intermediate-Term Bonds                                                    30%

The Fund intends to invest approximately 15% of its assets in ING Tactical
Asset Allocation Fund. ING Tactical Asset Allocation Fund will follow a tactical asset allocation strategy which seeks to evaluate the attractiveness of a range of asset classes across various regions and countries and to benefit from pricing inefficiencies. The Fund seeks to benefit from ING Tactical Asset
Allocation Fund's strategy to adjust the asset allocations within the Fund's long-term strategic allocations.

The Fund may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target
Allocation may be changed, at any time, as described under "An Introduction to the Asset Allocation Process."

--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

RISKS
You could lose money on an
investment in the Fund. The Fund may be affected by the following risks, among others:

AFFILIATED FUNDS - in managing the Fund, ING Investments will have authority to select and substitute Underlying Funds. ING Investments may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than fees paid by other
Underlying Funds. However, ING Investments is a fiduciary to the Fund and is legally obligated to act in the Fund's best interests when selecting Underlying
Funds.

ASSET ALLOCATION - assets will be allocated among funds and markets based on judgments made by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes. For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

CREDIT - the Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than many bond funds, because the convertible securities and debt securities in which it invests may be lower-rated securities.

DERIVATIVES - derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

FOREIGN INVESTING - the Fund allocates assets to Underlying Funds that invest in foreign investments. Foreign investments may be riskier than U.S.
investments for many reasons, including: changes in currency exchange rates;
unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent an Underlying Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in countries with emerging securities markets.

INTEREST RATE - fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments.
MARKET TRENDS - from time to time, the stock market may not favor growth or value oriented securities in which an Underlying Fund invests. Rather, the market could favor securities to which an Underlying Fund is not exposed, or may not favor equities at all.

OPTIONS - There are numerous risks associated with transactions in options. A decision as to whether, when and how to write (sell) call options under the
Fund's strategy involves the exercise of skill and judgment, and even a well-conceived transaction may be adversely affected by market behavior or unexpected events. The Fund will write (sell) call options on equity indices, baskets of securities and ETFs. The purchaser of the call option has the right to any appreciation in the value of the index, basket of securities or ETF over the exercise price up to and including the expiration date. Because the exercise of such options is settled in cash, writers (sellers) of such options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by the
Fund is exercised or closed out, the Fund may be required to sell portfolio holdings to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio holdings to realize gains to offset the losses realized upon option exercise. Such sales would involve transaction costs borne by the Fund and may result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

PRICE VOLATILITY - the value of the Fund changes as the prices of the
Underlying Funds' investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries.
Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund may invest in Underlying Funds that invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

If you would like additional information regarding the Fund's investment strategies and risks or the Underlying Funds' investment strategies and risks please see "More Information on Investment Strategies" beginning on page 7,
"Description of the Investment Objectives, Main Investments and Risks of the
Underlying Funds" beginning on page 8, and "More Information About Risks"
beginning on page 21 of this Prospectus.
2  ING Global Income Builder Fund

                                                 ING GLOBAL INCOME BUILDER FUND
--------------------------------------------------------------------------------

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HOW THE FUND HAS
PERFORMED

                Since ING Global Income Builder Fund had not commenced
                operations as of December 31, 2007, there is no performance information included in this Prospectus. Please visit the
                Fund's website at www.ingfunds.com to obtain performance
                information once it is available.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                               ING Global Income Builder Fund  3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

      There are two types of fees and expenses when you invest in mutual funds:
      fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund.

      The table that follows shows the fees and expenses you pay if you buy and hold shares of the Fund. The table that follows shows the fees and the estimated operating expenses for the Fund. Shareholders of the Fund will indirectly bear the expenses of an Underlying Fund based upon the percentage of the Fund's assets that is allocated to the Underlying Fund.
      Because the fees and annual net operating expenses of the Underlying
      Fund, and the Fund's allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by the Fund may vary from year to year.

FEES YOU PAY DIRECTLY

                                                                 CLASS I      CLASS W
                                                                ---------    --------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF                none         none
  OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES        none         none
  PRICE, WHICHEVER IS LESS)


OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(as a % of average net assets)

                                                               ACQUIRED
                              DISTRIBUTION                   (UNDERLYING)       TOTAL                        NET
                               AND SERVICE                      FUNDS           FUND                        FUND
                 MANAGEMENT      (12B-1)        OTHER            FEES         OPERATING    WAIVERS AND    OPERATING
CLASS               FEES          FEES       EXPENSES(2)   AND EXPENSES(3)    EXPENSES  REIMBURSEMENTS(4)  EXPENSES
----------      ------------ -------------- ------------- ----------------- ----------- ----------------- ----------
 Class I    %         0.08         N/A             0.47            0.75            1.30        (0.25)         1.05

                                                               ACQUIRED
                              DISTRIBUTION                   (UNDERLYING)       TOTAL                          NET
                               AND SERVICE                      FUNDS           FUND                          FUND
                 MANAGEMENT      (12B-1)        OTHER            FEES         OPERATING     WAIVERS AND     OPERATING
CLASS               FEES          FEES       EXPENSES(2)   AND EXPENSES(3)    EXPENSES    REIMBURSEMENTS(4)  EXPENSES
----------      ------------ -------------- ------------- ----------------- ------------- ----------------- ----------
 Class W    %         0.08         N/A             0.47            0.75            1.30          (0.25)         1.05

--------------------------------------------------------------------------------

(1)      This table shows the estimated operating expenses for the Fund by class as a ratio of expenses to average daily net assets. The Fund had not commenced operations as of October 31, 2007, therefore, "other
         Expenses" are estimated for the current fiscal year.

(2)      ING Funds Services, LLC receives an annual administrative fee equal to
         0.10% of the Fund's average daily net assets which is reflected in
         "Other Expenses." Also includes an estimated 0.09% of non-recurring offering expenses and excluding this amount, total Fund Operating
         Expenses would have been 1.21%.

(3)      The Fund's Acquired (Underlying) Funds Fees and Expenses is based on a weighted average of the fees and expenses of the Underlying Funds in which it invests. The amount of fees and expenses of the Underlying
         Funds borne by a Fund will vary based on the Fund's allocation of assets to, and the annualized net expenses of, the particular
         Underlying Funds during the Fund's fiscal year.

(4)      ING Investments, LLC has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund excluding interest, taxes, brokerage and extraordinary expenses, and
         Acquired (Underlying) Fund Fees and Expenses, subject to possible recoupment by ING Investments within three years. The amount of the
         Fund's expenses proposed to be waived or reimbursed during the current fiscal year by ING Investments, LLC adjusted for contractual changes, if any, is shown under the heading "Waivers and Reimbursements." The expense limits will continue through at least March 1, 2009. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then-current term or upon termination of the investment management agreement. For more information regarding the expense limitation agreement, please see the SAI.

4  What You Pay to Invest

                                                         WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

             ACQUIRED (UNDERLYING) FUNDS ANNUAL OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

Because we use a weighted average in calculating expenses attributable to the
Fund, the amount of the fees and expenses of the Class I shares of the
Underlying Funds indirectly borne by the Fund will vary based on the Fund's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Fund's fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund.

CLASS I

                                                 NET OPERATING
UNDERLYING FUND                                     EXPENSES
-------------------------------------------    -----------------
 ING Disciplined International SmallCap(1)                0.86%
 ING Emerging Countries(1)                                1.56%
 ING Global Equity Dividend(1)                            0.90%
 ING Global Real Estate(1)                                0.95%
 ING Index Plus International Equity(1)                   0.87%
 ING Index Plus Mid Cap(2)                                0.75%
 ING Institutional Prime Money Market(3)                  0.10%
 ING Intermediate Bond(3)                                 0.35%
 ING Index Plus SmallCap(2)                               0.75%
 ING Tactical Asset Allocation Fund(4)                    0.70%

(1)   As of October 31, 2007.

(2)   As of November 30, 2007.

(3)   As of September 30, 2007.

(4)   As the Underlying Fund did not have a full calendar year of operation as of the fiscal year ended October 31, 2007, the expense ratio is estimated.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                                       What You Pay to Invest  5

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

      EXAMPLES(1)

      The Examples are intended to help you compare the cost of investing in shares of the Fund, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the shares of the Fund for the time periods indicated
      and then redeem all of your shares at the end of those periods. The
      Examples also assume that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Class I shares of the Underlying Fund's total net annual operating expenses remain the same. Although your actual costs may be higher or lower, the
      Examples show what your costs would be based on these assumptions.

                         1 YEAR      3 YEARS
                        --------    --------
 Class I      $            107          368

                         1 YEAR      3 YEARS
                        --------    --------
 Class W      $            107          368

(1)   The Examples reflect any expense limitation agreements/waivers of the
      Fund and the Underlying Funds for the one-year period and the first year of the three-year period.

6  What You Pay to Invest

MORE               INFORMATION ON INVESTMENT STRATEGIES
--------------------------------------------------------------------

MORE ON THE ASSET ALLOCATION PROCESS
As described earlier in this Prospectus, the Fund pursues its investment objective by investing in a combination of the Underlying Funds. Subject to the supervision of ING Investments, ING IM determines the mix of Underlying Funds and sets the appropriate Target Allocations and ranges for investments in those
Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, ING
IM uses economic and statistical methods to determine the optimal Target
Allocations and ranges for the Fund, the resulting allocations to the
Underlying Funds, and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following:

(i)        the investment objective of the Fund and each of the Underlying
           Funds;

(ii)       economic and market forecasts;

(iii)      proprietary and third-party reports and analyses;

(iv)       the risk/return characteristics, relative performance, and volatility of Underlying Funds; and

(v)        the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds' portfolio securities change, the
Fund's actual allocations will vary somewhat from the Target Allocations, although the percentages generally will remain within an acceptable range of the
Target Allocation percentages. If material changes are made, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. ING IM will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Fund and the Underlying Funds.

ING IM intends to rebalance the Fund on a periodic basis to attain the Target
Allocation investment allocations. When the Fund receives new investment proceeds or redemption requests, depending on the Fund's current cash reserves,
ING IM may determine to purchase additional shares or redeem shares of
Underlying Funds. In making those purchases or redemptions, ING IM will attempt to rebalance the Fund's holdings of Underlying Funds to bring them more closely in line with the Fund's Target Allocations. If ING IM believes it is in the best interests of the Fund and its shareholders to deviate from the Target
Allocations, it may rebalance more frequently, limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

The Fund seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Fund invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying
Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser, and sub-adviser. This information is intended to provide potential investors in the
Fund with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled
"More Information About Risks" on page 21 for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time the Fund will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Fund will be invested in each Underlying Fund at any one time. As a result, the degree to which the Fund may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Fund has invested in the Underlying Fund.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                  More Information on Investment Strategies    7

MORE INFORMATION ON INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                          RISKS OF THE UNDERLYING FUNDS

                                                UNDERLYING                             INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                    FUND                                 OBJECTIVE
INVESTMENT ADVISER:                 ING Disciplined International          Long-term capital appreciation.
ING Investments, LLC                SmallCap Fund

SUB-ADVISER:
ING Investment Management Co.
                                              MAIN INVESTMENTS                         MAIN RISKS
                                    Invests at least 80% of its assets     Derivatives risk, foreign investing
                                    in securities of small-                risk, inability to sell securities risk,
                                    capitalization companies (those        market trends risk, non-
                                    that have a market capitalization      diversified investment company
                                    that falls in the range of             risk, other investment companies
                                    companies in the S&P/Citigroup         risk, portfolio turnover risk, price
                                    Extended Market Index World            volatility risk, securities lending
                                    Ex. U.S. Index). At least 65% of its   risk, small-sized companies risk,
                                    assets will be invested in             and value investing risk.
                                    companies located in a number
                                    of different countries, other than
                                    the United States. May invest up
                                    to 35% of its assets in U.S.
                                    issuers. May invest in companies
                                    with emerging securities
                                    markets. May invest in
                                    derivatives, including but not
                                    limited to, futures, options,
                                    foreign currency contracts and
                                    futures contracts. May invest in
                                    other investment companies to
                                    the extent permitted by the
                                    Investment Company Act of
                                    1940, as amended ("1940 Act")
                                    and the rules and regulations
                                    thereunder. The Fund is non
                                    diversified which means it may
                                    invest a significant portion of its
                                    assets in a single issuer.

                                               UNDERLYING                             INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                   FUND                                 OBJECTIVE
INVESTMENT ADVISER:                 ING Emerging Countries Fund            Maximum long-term capital
ING Investments, LLC                                                       appreciation.

SUB-ADVISER:
Brandes Investment Partners, L.P.            MAIN INVESTMENTS                         MAIN RISKS
                                    Invests at least 80% of its assets     Convertible securities risk,
                                    in securities of issuers located in    emerging markets investments
                                    a number of different countries        risk, foreign investing risk,
                                    with emerging securities               inability to sell securities risk,
                                    markets. The Fund may invest in        market trends risk, price volatility
                                    large-, mid- and small-sized           risk, securities lending risk, small-
                                    companies. The Fund holds              and mid- capitalization
                                    common stocks, preferred stocks,       companies risk and value
                                    American, European and Global          investing risk.
                                    Depositary Receipts and
                                    convertible securities. The Fund
                                    will typically invest, at the time
                                    of purchase, up to the greater of
                                    either: (1) 20% of total Fund
                                    assets in any particular country
                                    or industry at the time of
                                    purchase, or (2) 150% of the
                                    weighting of such country or
                                    industry as represented in the
                                    Morgan Stanley International
                                    Emerging Markets Index at the
                                    time of purchase.

8    More Information on Investment Strategies

MORE INFORMATION ON INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                                                 UNDERLYING                             INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                     FUND                                 OBJECTIVE
INVESTMENT ADVISER:                 ING Global Equity                      Growth of capital with dividend
ING Investments, LLC                Dividend Fund                          income as a secondary
                                                                           consideration.
SUB-ADVISER:
ING Investment Management
Advisors B.V.

                                               MAIN INVESTMENTS                         MAIN RISKS
                                    Invests at least 80% of its assets     Convertible securities risk,
                                    in a portfolio of equity securities    foreign investing risk, inability to
                                    of dividend-paying companies.          sell securities risk, market trends
                                    At least 65% of its net assets will    risk, price volatility risk, small-
                                    be invested in equity securities of    and mid-sized companies risk
                                    issuers of a number of different       and securities lending risk.
                                    countries, one of which may be
                                    the United States, with at least
                                    75% of total assets invested in
                                    common and preferred stocks,
                                    warrants and convertible
                                    securities. May invest in
                                    companies located in countries
                                    with emerging securities
                                    markets.

                                                UNDERLYING                             INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                     FUND                                OBJECTIVE
INVESTMENT ADVISER:                 ING Global Real                        High total return.
ING Investments, LLC                Estate Fund
SUB-ADVISER:
Clarion Real Estate Securities L.P
                                               MAIN INVESTMENTS                         MAIN RISKS
                                    Invests at least 80% of its assets     Concentration risk, foreign
                                    in a portfolio of equity securities    investing risk, inability to sell
                                    of companies that are principally      securities risk, market trends risk,
                                    engaged in the real estate             non-diversified investment
                                    industry. The Fund expects these       company risk, price volatility risk,
                                    investments to be in common            real estate risk, securities lending
                                    stocks of large-, mid- and small-      risk and small- and mid-sized
                                    sized companies, including real        companies risk.
                                    estate investment trusts. May
                                    invest in companies located in
                                    countries with emerging
                                    securities markets. The Fund is
                                    non-diversified, which means it
                                    may invest a significant portion
                                    of its assets in a single issuer.

                                                UNDERLYING                             INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                     FUND                                OBJECTIVE
INVESTMENT ADVISER:                 ING Index Plus                         Seeks to outperform the total
ING Investments, LLC                International                          return performance of the
                                    Equity Fund                            Morgan Stanley Capital
SUB-ADVISER:                                                               International Europe,
ING Investment Management                                                  Australasia and Far East (Reg. TM)
Advisors B.V.                                                              Index ("MSCI EAFE(Reg. TM)"), while
                                                                           maintaining a market level of risk.

                                               MAIN INVESTMENTS                         MAIN RISKS
                                    Invests at least 80% of its assets     Convertible securities risk,
                                    in stocks includes in the MSCI         derivatives risk, foreign investing
                                    EAFE(Reg. TM) Index, exchange-traded   risk, inability to sell securities risk,
                                    funds and derivatives, including       other investment companies risk,
                                    futures and options whose              portfolio turnover risk, price
                                    economic returns are similar to        volatility risk, securities lending
                                    the MSCI EAFE(Reg. TM) Index or its    risk and small- and mid-sized
                                    components. May also invest in         companies risk.
                                    securities that are convertible
                                    into common stocks included in
                                    the MSCI EAFE(Reg. TM) Index. At any
                                    one time, the Fund will hold
                                    between 300 to 400 of the stocks
                                    included in the Index.

                                                UNDERLYING                             INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                     FUND                                OBJECTIVE
INVESTMENT ADVISER:                 ING Index Plus                         Seeks to outperform the total
ING Investments, LLC                MidCap Fund                            return performance of the Standard
                                                                           & Poor's MidCap 400 Index, while
SUB-ADVISER:                                                               maintaining a market level of risk.
ING Investment Management Co.
                                               MAIN INVESTMENTS                         MAIN RISKS
                                    Invests at least 80% of its assets     Derivatives risk, manager risk,
                                    in securities of mid-capitalization    mid-sized companies risk, other
                                    companies included in the S&P          investment companies risk, price
                                    MidCap 400 Index. The Sub-             volatility risk, and securities
                                    Adviser defines mid-                   lending risk.
                                    capitalization companies as
                                    companies that are included in
                                    the Index at the time of
                                    purchase. May invest in
                                    derivative instruments. May
                                    invest in other investment
                                    companies to the extent
                                    permitted under the 1940 Act
                                    and the rules and regulations
                                    thereunder.

[GRAPHIC APPEARS HERE]

If you have any questions, please call 1-800-992-0180.

                                  More Information on Investment Strategies    9

MORE INFORMATION ON INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                                               UNDERLYING                               INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                   FUND                                   OBJECTIVE
INVESTMENT ADVISER:                 ING Index Plus                         Seeks to outperform the total return
ING Investments, LLC                SmallCap Fund                          performance of the Standard & Poor's
                                                                           SmallCap 600 Index, while maintaining
SUB-ADVISER:                                                               a market level of risk.
ING Investment Management Co.

                                            MAIN INVESTMENTS                            MAIN RISKS
                                    Invests at least 80% of its assets     Derivatives risk, manager risk,
                                    in securities of small-                other investment companies risk,
                                    capitalization companies               price volatility risk, securities
                                    included in the S&P SmallCap 600       lending risk and small-sized
                                    Index. The Sub-Adviser defines         companies risk.
                                    small-capitalization companies as
                                    companies that are included in
                                    the Index at the time of
                                    purchase. May invest in
                                    derivative instruments. May
                                    invest in other investment
                                    companies to the extent
                                    permitted under the 1940 Act
                                    and the rules and regulations
                                    thereunder.

                                               UNDERLYING                               INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                   FUND                                   OBJECTIVE
INVESTMENT ADVISER:                 ING Institutional                      High level of current income,
ING Investments, LLC                Prime Money Market                     consistent with the preservation
                                    Fund                                   of capital and liquidity and the
SUB-ADVISER:                                                               maintenance of a stable $1.00
ING Investment Management Co.                                              NAV per share.

                                            MAIN INVESTMENTS                            MAIN RISKS
                                    Invests in a portfolio of high-        Concentration risk, credit and
                                    quality, U.S. dollar denominated       interest rate risk, foreign
                                    short-term debt securities that        investing risk, mortgage-related
                                    are determined by the sub-             securities risk, other investment
                                    adviser to present minimal credit      companies risk, prepayment risk,
                                    risks. Obligations in which the        repurchase agreement risk and
                                    Fund invests generally have            U.S. government securities &
                                    remaining maturities of 397 days       obligations risk.
                                    or less, although upon satisfying
                                    certain conditions of Rule 2a-7,
                                    the Fund may, to the extent
                                    permissible, invest in instruments
                                    subject to repurchase
                                    agreements and certain variable
                                    and floating rate obligations
                                    that bear longer final maturity.
                                    The dollar-weighted average
                                    portfolio maturity of the Fund
                                    will not exceed 90 days. The
                                    Fund will invest in obligations
                                    permitted to be purchased under
                                    Rule 2a-7. May invest more than
                                    25% of its total assets in
                                    instruments issued by domestic
                                    banks. May significantly invest in
                                    securities issued by financial
                                    services companies including,
                                    among other entities, banks and
                                    bank holding companies,
                                    investment banks, trust
                                    companies, insurance companies,
                                    finance companies and broker-
                                    dealers. May purchase securities
                                    on a when-issued basis and
                                    purchase or sell them on a
                                    forward commitment basis. May
                                    also invest in variable rate master
                                    demand obligations.

10   More Information on Investment Strategies

MORE INFORMATION ON INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                                                UNDERLYING                            INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                    FUND                                OBJECTIVE
INVESTMENT ADVISER:                 ING Intermediate Bond                  High level of current income,
ING Investments, LLC                Fund                                   consistent with the preservation
                                                                           of capital and liquidity.
SUB-ADVISER:
ING Investment Management Co.

                                             MAIN INVESTMENTS                        MAIN RISKS
                                    Invests at least 80% of its assets     Credit risk, derivatives risk,
                                    in a portfolio of bonds,               extension risk, foreign investing
                                    including, but not limited to,         risk, high-yield, lower-grade debt
                                    corporate, government and              securities risk, inability to sell
                                    mortgage bonds, which, at the          securities risk, interest rate risk,
                                    time of investment, are rated          mortgage-related securities risk,
                                    investment grade (at least BBB-        other investment companies risk,
                                    by Standard & Poor's Rating            portfolio turnover risk,
                                    Corporation or Baa3 by Moody's         prepayment risk, price volatility
                                    Investors Service, Inc. or have an     risk, securities lending risk and
                                    equivalent rating by a nationally      U.S. government securities &
                                    recognized statistical rating          obligations risk.
                                    organization or of comparable
                                    quality if unrated). May invest a
                                    portion of its assets in high-yield
                                    debt securities. The Fund will
                                    seek to maintain a minimum
                                    average portfolio quality rating
                                    of at least investment grade.
                                    Generally, the sub-adviser
                                    maintains a dollar-weighted
                                    average duration between three
                                    and ten years for the Fund. The
                                    Fund may also invest in preferred
                                    stocks, high-quality money
                                    market instruments, municipal
                                    bonds, debt securities of foreign
                                    issuers, securities denominated in
                                    foreign currencies, foreign
                                    currencies, mortgage- and asset-
                                    backed securities, options and
                                    futures contract involving
                                    securities, securities indices and
                                    interest rates, including options
                                    and futures contracts
                                    denominated in foreign
                                    securities, May engage in dollar
                                    roll transactions and swap
                                    agreements. May invest in other
                                    investment companies to the
                                    extent permitted under the 1940
                                    Act and the rules and regulations
                                    thereunder.

                                                UNDERLYING                            INVESTMENT
 INVESTMENT ADVISER/SUB-ADVISER                    FUND                                OBJECTIVE
ADVISER:                            ING Tactical Asset                     Seeks to outperform the Standard
ING Investments LLC                 Allocation Fund                        & Poor's 500(Reg. TM) Composite
                                                                           Stock Price Index by overweighting
SUB-ADVISER:                                                               and underweighting various
ING Investment Management Co.                                              global equity, bond and currency
                                                                           markets.

                                             MAIN INVESTMENTS                        MAIN RISKS
                                    Invests primarily in S&P 500(Reg. TM)  Asset allocation risk, convertible
                                    Index equities and equity              and debt securities risk, credit
                                    securities of issuers located          risk, derivatives risk, emerging
                                    within and outside the U.S.            markets risk, foreign investing
                                    equity securities include, but are     risk, inability to sell securities risk,
                                    not limited to, common and             interest rate risk, market trends
                                    preferred, warrants and                risk, other investment companies
                                    convertible securities. The Fund       risk, prepayment or call risk, price
                                    will also invest in derivatives,       volatility risk, securities lending
                                    including, but not limited to,         risk and small- and mid-
                                    futures, swaps and forward             capitalization companies risk.
                                    contracts. The Fund may also
                                    invest in other investment
                                    companies to the extent
                                    permitted under the Investment
                                    Company Act of 1940 and the
                                    rules and regulations thereunder.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                  More Information on Investment Strategies   11

SHAREHOLDER GUIDE                    HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

CLASS I

The minimum initial investment for Class I shares is $250,000. Class I shares are available only to (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) retirement plans affiliated with ING Groep
N.V.; (vi) ING Groep N.V. affiliates for purposes of corporate cash management;
and (vii) by other ING Funds in the ING Family of Funds.

CLASS W SHARES

The minimum initial investment for Class W shares is $1,000. Class W shares are available only to: (i) wrap programs offered by broker-dealers and financial institutions; (ii) retirement plans affiliated with ING Groep N.V. ("ING
Groep") (NYSE: ING); (iii) ING Groep affiliates for purposes of corporate cash management; and (iv) by other ING Funds in the ING Family of Funds.

There are no investment minimums for any subsequent investments.

Make your investment using the methods outlined in the table on the right.

More information may be found on the Fund's website by going to
www.ingfunds.com, clicking on the "Forms & Literature" link and then selecting
"Shareholder Guides" from the "Prospectuses & Reports" category and selecting the appropriate Fund link. The Fund offers additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

The Fund and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the
Distributor reserve the right to waive minimum investment amounts. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000 for
Class I shares and $1,000 for Class W shares.

                               Initial                   Additional
      Method               Investment                  Investment
 BY CONTACTING        An investment               Visit or consult an
 YOUR               professional with an        investment
 INVESTMENT         authorized firm can         professional.
 PROFESSIONAL       help you establish and
                    maintain your account.
 BY MAIL              Visit or consult an         Fill out the Account
                    investment                  Additions form
                    professional. Make          included on the bottom
                    your check payable to       of your account
                    the ING Funds and mail      statement along with
                    it, along with a            your check payable to
                    completed Account           ING Funds and mail
                    Application. Please         them to the address on
                    indicate your               the account statement.
                    investment                  Remember to write
                    professional on the         your account number
                    New Account                 on the check.
                    Application.
 BY WIRE              Call the ING                Wire the funds in the
                    Operations                  same manner described
                    Department at               under "Initial
                    (800) 922-0180              Investment."
                    and select Option 4 to
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA # 011000028
                    Boston, MA
                    credit to:
                    __________
                    (the Fund)
                    A/C #75000216; for
                    further credit to
                    Shareholder
                    A/C #
                    __________
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:

                    __________
                    (Your Name Here)
                    After wiring funds
                    you must complete
                    the Account
                    Application and send
                    it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

12    Shareholder Guide

HOW TO PURCHASE SHARES                                        SHAREHOLDER GUIDE
--------------------------------------------------------------------

CUSTOMER IDENTIFICATION
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund, the Distributor, or a third-party selling you the Fund must obtain the following information for each person that opens an account:

o  Name;

o  Date of birth (for individuals);

o  Physical residential address (although post office boxes are still permitted for mailing); and

o  Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL
INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING
INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF
THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Because the Underlying Funds invest in foreign securities it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage."
Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the
Underlying Fund calculates its NAV such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly,
Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying
Funds' shares which negatively affects long-term shareholders.

The Fund and Underlying Funds' Boards of Trustees ("Boards") have adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund and the Underlying Funds. Consistent with this policy, the
Fund and the Underlying Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds four (4) times each year. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January
1 of each year, the limit restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds and the Underlying Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The
Fund and the Underlying Funds also reserve the right to modify the frequent trading-market timing policy at any time without prior notice depending on the needs of the Fund and the Underlying Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the
Fund and the Underlying Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the
Fund and the Underlying Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    13

SHAREHOLDER GUIDE                    HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the
Fund and the Underlying Funds will occur. Moreover, in enforcing such restrictions, the Fund and the Underlying Funds are often required to make decisions that are inherently subjective. The Fund and the Underlying Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Fund and the Underlying Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate transactions. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Fund and the Underlying Funds administrator now has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund and the Underlying Funds.

In some cases, the Fund and the Underlying Funds will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund and the Underlying Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of agreements, the Fund and the Underlying Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund and the Underlying Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

14    Shareholder Guide

HOW TO REDEEM SHARES                                          SHAREHOLDER GUIDE
--------------------------------------------------------------------

You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

o  Your account must have a current value of at least $250,000.

o  Minimum withdrawal amount is $1,000.

o  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined
NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor").
The Distributor is a broker-dealer that is licensed to sell securities. The
Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each
ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, "ING") may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the Financial Industry Regulatory Authority
("FINRA") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund's Adviser or Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities.
These additional fees paid to intermediaries may take the following forms: (1)
a percentage of that entity's customer assets invested in ING mutual funds; (2)
as a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer's customers; or (2)
0.20% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $20 for that sale.

The Fund's Adviser or Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies

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                          If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    15

SHAREHOLDER GUIDE                        HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: AG Edwards & Sons; Bear Stearns Securities Corp.; Charles
Schwab & Co.; Citigroup Global Markets; Directed Services LLC.; Financial
Network Investment; First Clearing, LLC; H&R Block Financial Advisors; ING
DIRECT Securities, Inc.; ING Financial Advisors; ING Life Insurance and Annuity
Company; Linsco Private Ledger Financial; Merrill Lynch; MS & Co. (Morgan
Stanley); Multi Financial Securities; National Financial Services Corp.;
Oppenheimer & Co; Pershing, LLC; Primevest Financial Services Inc.; Prudential
Investment Management Services; Raymond James Financial Services; RBC Dain
Rauscher Inc.; UBS Financial Services, Inc.; Wachovia Securities; and Wells
Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

16    Shareholder Guide

TRANSACTION POLICIES                                          SHAREHOLDER GUIDE
--------------------------------------------------------------------

NET ASSET VALUE

The NAV per share for each class of the Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange
("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the
NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the
Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Fund is generally based upon the NAVs of the Underlying Funds.
In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by those investment companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open.
Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund's or an Underlying Fund's NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund's
Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

o  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

o  Securities of an issuer that has entered into a restructuring;

o  Securities whose trading has been halted or suspended;

o  Fixed-income securities that have gone into default and for which there are no current market value quotations; and

o  Securities that are restricted as to transfer or resale.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes, (2) industry models with objective inputs, or (3)
by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as "Black Scholes." Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Each Underlying Fund's Adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its
NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair pricing and the effect of fair pricing.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received.
If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

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                          If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    17

SHAREHOLDER GUIDE                                TRANSACTION POLICIES
--------------------------------------------------------------------------------

TELEPHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine.
The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of the Fund for shares of the same class of any other
ING Fund that offers those shares. You should review the prospectus of the ING
Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged.
Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for ING Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income
Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of ING Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior
Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other
ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800)
992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a
Shareholder Services Representative unless you mark the box on the Account
Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum.
Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180
and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter.
The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Fund will post the quarter ending June 30 holdings on August 1). The Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until the Fund

18    Shareholder Guide

TRANSACTION POLICIES                                          SHAREHOLDER GUIDE
--------------------------------------------------------------------

files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Fund's website is located at www.ingfunds.com.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    19

MANAGEMENT OF THE FUND                                                 ADVISER
--------------------------------------------------------------------------------

ADVISER
ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to the Fund. ING
Investments has overall responsibility for the management of the Fund. ING
Investments oversees all investment advisory and portfolio management services for the Fund.

ING Investments is registered with the SEC as an investment adviser. ING
Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING
Groep"). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments became an investment management firm in April, 1995.

As of December 31, 2007 ING Investments managed approximately $54 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road,
Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.

ING Investments will receive a management fee of 0.08%. Because the Fund had not commenced operations as of the fiscal year ended October 31, 2007, the management fee for the Fund reflects the current contract rate.

For information regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory relationships, please refer to the Fund's semi-annual shareholder report that will be dated April 30, 2008.

SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser is an affiliate of ING Investments.

ING Investments acts as a "manager-of-managers" for the Fund. ING Investments delegates to the sub-adviser of the Fund the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Fund.

From time to time, ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the
Fund's Board. It is not expected that ING Investments would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. The Fund will notify shareholders of any change in the identity of the sub-adviser of the Fund. In this event, the name of the Fund and its principal investment strategies may also change.

Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Fund's Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut
corporation, serves as the Sub-Adviser to the Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Fund's
Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser.
ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. As of December
31, 2007, ING IM managed approximately $73.5 billion in assets. The principal office of ING IM is 230 Park Avenue, New York, NY 10169.

The following individual is responsible for the day-today management of the
Fund:

Paul Zemsky, Portfolio Manager, has managed the Fund since its inception. Mr.
Zemsky is head of ING's Multi-Asset Strategies & Solutions Group. He joined ING
IM in 2005 as Head of Derivative Strategies. Prior to assuming his role at ING,
Mr. Zemsky spent 18 years at J.P. Morgan Investment Management, where he held a number of key position, including having responsibility for asset allocation for the firm's fixed-income business and handling option trading in both the exchange-traded and over-the-counter markets.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

20    Management of the Fund

MORE                                         INFORMATION ABOUT RISKS
--------------------------------------------------------------------

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which the
Underlying Funds invest and investment techniques that they use. The following pages discuss the risks associated with certain of the types of securities in which an Underlying Fund may invest and certain of the investment practices that an Underlying Fund may use. For more information about these and other types of securities and investment techniques that may be used by the
Underlying Funds, see the SAI.

ASSET ALLOCATION IS NO GUARANTEE AGAINST LOSS

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the
Fund. Furthermore, ING IM's allocation of the Fund's assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying
Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an
Underlying Fund or other mutual funds representing a single asset class than in the Fund.

Assets will be allocated among funds and markets based on judgments made by ING
IM. There is a risk that the Fund may allocate assets to an asset class or market that underperforms other funds. For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

PERFORMANCE OF THE UNDERLYING FUNDS WILL VARY

The performance of the Fund depends upon the performance of the Underlying
Funds, which are affected by changes in the economy and financial markets. The value of the Fund changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

TEMPORARY DEFENSIVE POSITIONS

The Fund or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Fund or Underlying Fund.
Instead, the Fund or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Fund or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Fund's or Underlying Fund's defensive investment position may not be effective in protecting its value.

CONFLICT OF INTEREST

In making decisions on the allocation of the assets of the Fund among the
Underlying Funds, ING Investments is subject to several conflicts of interest because it serves as the investment adviser to the Fund and to the Underlying
Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds may have a sub-adviser that is affiliated with the Adviser, while others do not. ING
Investments may also subsidize the expenses of some of the Underlying Funds, but does not subsidize others. Further, ING Investments may believe that a redemption from an Underlying Fund will be harmful to that fund or to ING
Investments or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, ING Investments may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than the Fund.

PRINCIPAL RISKS

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

For certain of these Underlying Funds, the risk associated with the strategy is a principal risk. Other Underlying Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks.
Please see the SAI for a further discussion of the principal and other investment strategies employed by each Underlying Fund.

CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. An Underlying Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES

Certain Underlying Funds may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.
When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a

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                          If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks    21

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or
"volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates.
However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7.00% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7.00% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.
Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause the Underlying Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties;
over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates;
devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers;
accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement;
higher transaction and custody expenses than for domestic securities; and
limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of Underlying Funds, including the withholding of dividends.

Each Underlying Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Underlying Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the
Underlying Fund. The risks of investing in foreign securities may be greater for countries with an emerging securities market.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES. Certain Underlying Funds may invest in high-yield, lower-grade debt securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield debt securities structured as zero-coupon or pay- in-kind securities tend to be more volatile. The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield debt securities.

MORTGAGE-RELATED SECURITIES Certain Underlying Funds may invest in mortgae-related securities. The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment

22    More Information About Risks

                            MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------

patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

NON-DIVERSIFIED INVESTMENT COMPANY. An Underlying Fund classified as a non-diversified investment company under the 1940 Act, means that the
Underlying Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Underlying Fund.
The investment of a large percentage of the Underlying Fund's assets in the securities of a small number of issuers may cause an Underlying Fund's share price to fluctuate more than that of a diversified investment company.
Conversely, even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, an Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

OPTIONS. There are special risks associated with uncovered call option writing which expose the investor to potentially significant loss. The Fund when writing uncovered call options is in a risky position and may incur large losses if the value of the underlying instrument increases above the exercise price. If a secondary market in options were to become unavailable, the Fund could not engage in closing transactions and, as the option writer, would remain obligated until expiration or assignment. The Fund, when writing a U.S.
option is subject to being assigned an exercise at any time after the Fund has written the option until the option expires. By contrast, the Fund, when writing a European option, is subject to exercise assignment only during the exercise period.

OTHER INVESTMENT COMPANIES. An Underlying Fund may invest in other companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts
("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"),
PowerShares QQQTM("QQQQ"), Dow Jones Industrial Average Tracking Stocks
("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees and custodial fees). Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii)
trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit-breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, an
Underlying Fund may invest its assets in ING Institutional Prime Money Market
Fund and/or one or more other money market funds advised by ING affiliates
("ING Money Market Funds"). An Underlying Fund's purchase of shares of an ING
Money Market Fund will result in the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Underlying Fund's
Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Underlying Fund invests resulting from the Underlying Fund's investment into the ING Money Market Fund.


PREPAYMENT The Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest its money at lower yields.

REAL ESTATE SECURITIES. Investments in issuers that are primarily engaged in real estate, including REITs, may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by an
Underlying Fund of a security that the seller has agreed to repurchase at an agreed-upon price. If the seller defaults and the collateral value declines, an
Underlying Fund might incur a loss. If the seller declares bankruptcy, an
Underlying Fund may not be able to sell the collateral at the desired time.

SMALL- AND MID-CAPITALIZATION COMPANIES. Certain Underlying Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS. Obligations issued by some U.S.
government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury while obligations issued by others, such as the

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks    23

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

Federal National Mortgage Association, Federal Home Loan Mortgage Corporation
and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S.
government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies.
These less liquid securities could include securities of small- and mid-sized
U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the
Underlying Fund.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, an
Underlying Fund may lend portfolio securities in an amount up to 30% or
33 1/3%, depending upon the Underlying Fund, of total Underlying Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When an Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Underlying Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER. Certain Underlying Funds are generally expected to engage in frequent and active trading of portfolio securities to achieve their respective investment objective. A high portfolio turnover rate involves greater expenses to an Underlying Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Underlying Fund.

OTHER RISKS

BORROWING. An Underlying Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of an Underlying Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, an Underlying Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

INDEX STRATEGY Certain Underlying Funds may use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between a Fund and an Index performance may be affected by the Fund's expenses
, and the timing of purchases and redemptions of a Fund's shares.

INTERESTS IN LOANS. Certain Underlying Funds may invest in participation interests or assignments in secured variable or floating rate loans which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to an Underlying Fund's investment. Many loans are relatively illiquid and may be difficult to value.

MANAGEMENT. Each Underlying Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Underlying Funds, but there can be no guarantee that these will produce the desired results.

Many sub-advisers of equity funds employ styles that are characterized as
"value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another.
For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

PAIRING-OFF TRANSACTIONS. A pairing-off transaction occurs when an Underlying
Fund commits to purchase a security at a future date, and then the Underlying
Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Underlying Fund will experience a loss.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, an Underlying
Fund may not be able to sell the security at a time when the Adviser or
Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Underlying Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale,

24    More Information About Risks

                            MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------

may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date.
Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, an Underlying Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield;
however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by an Underlying Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Underlying Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

INVESTMENT BY FUNDS-OF-FUNDS. Each of the Underlying Funds' shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Adviser will monitor transactions by the Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions.
So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

PERCENTAGE AND RATING LIMITATIONS Unless otherwise stated, the percentage and rating limitations in this Prospectus apply at the time of investment.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks    25

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
The Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. Dividends are normally expected to consist primarily of ordinary income and are expected to be distributed to shareholders on a quarterly basis. The Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the
Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class W shares of a Fund invested in another ING Fund that offers the same class of shares.

TAXES

The following information is meant as a general summary for U.S. shareholders.
Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional
Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest are not eligible for the reductions in rates described below.

Current tax law (which is currently scheduled to apply through 2010) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock.
Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by the
Fund. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

o  Distributions of earnings from qualifying dividends and qualifying long-term capital gains from an Underlying Fund to the Fund which is distributed to individual shareholders will be taxed at a maximum rate of 15%.

o  Note that distributions of earnings from dividends paid by certain
   "qualified foreign corporations" to the Underlying Fund which is then distributed to the Fund can also qualify for the lower tax rates on qualifying dividends.

o  A shareholder and the Fund will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

o  Distributions of earnings from an Underlying Fund to the Fund of non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

o  The maximum 15% tax rate for individual taxpayers on long-term capital gains and qualifying dividends is currently scheduled to apply through 2010. In the absence of further Congressional action, for the calendar years after
   2010, the maximum rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

Dividends declared by the Fund in October, November or December and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

The Fund may have income, gains or losses from any distribution or redemption in the Underlying Funds. Distributions of long-term capital gains or qualifying dividends of either the Fund or the Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Fund and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending

26    Dividends, Distributions and Taxes

                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------

30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the
IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S.
federal income tax liability.

Please see the SAI for further information regarding tax matters.

[GRAPHIC APPEARS HERE]

                          If you have any questions, please call 1-800-992-0180.

                                        Dividends, Distributions and Taxes    27

FINANCIAL
 HIGHLIGHTS
--------------------------------------------------------------------

Because the Fund did not commence operations as of the fiscal year ended
October 31, 2007, financial highlights are not available.

28  Financial Highlights

In addition to the Fund offered in this prospectus, the Distributor also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800)
992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Equity Dividend Fund
ING Fundamental Research Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING LargeCap Value Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Asia-Pacific Real Estate
ING Disciplined International Small Cap Fund
ING Emerging Countries Fund
ING European Real Estate
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Choice Fund
ING International Value Opportunities Fund

Global and International Fixed-Income Funds
ING Emerging Markets Fixed Income Fund
ING Global Bond Fund

International Fund-of-Funds
ING Diversified International Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds
ING Classic Money Market Fund
ING Money Market Fund

Strategic Allocation Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

WHERE TO GO FOR MORE INFORMATION
YOU'LL FIND MORE INFORMATION ABOUT THE FUND IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Fund's annual/semi-annual shareholder reports, when available, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during their last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/
semi-annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: PUBLICINFO@SEC.GOV

Or obtain the information at no cost by visiting the SEC's Internet website at
WWW.SEC.GOV.

When contacting the SEC, you will want to refer to the Fund's SEC file numbers.
The file numbers are as follows:

ING Series Fund, Inc.               811-6352
  ING Global Income Builder Fund

                                                     (0308-032408)

[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 24, 2008

                              ING SERIES FUND, INC.
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 922-0180

                       ING Tactical Asset Allocation Fund

                                 Class I Shares

This Statement of Additional Information ("SAI") relates to the series listed above ("Fund") of ING Series Fund, Inc. ("Company"). A prospectus ("Prospectus")
for the Fund dated March 24, 2008, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund or the Fund's principal underwriter, ING Funds Distributor, LLC
("Distributor"), at the address listed above. This SAI is not a prospectus but is incorporated herein by reference and should be read in conjunction with the
Prospectus dated March 24, 2008 which has been filed with the United States
Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectus.

The information in this SAI expands on the information contained in the
Prospectus and any supplements thereto. The Fund's financial statements and the independent registered public accounting firm's report thereon, included in the annual shareholder report that will be dated May 31, 2008, are incorporated herein by reference. Copies of the Fund's Prospectus and annual or semi-annual shareholder reports, when available, may be obtained upon request and without charge by contacting the Fund at the address and phone number written above.
Terms used in this SAI have the same meaning as in the Prospectus, and some additional terms are defined particularly for this SAI.

                                        1

                                TABLE OF CONTENTS



                                        2

                             HISTORY OF THE COMPANY

The Company is a Maryland corporation registered as a diversified, open-end management investment company. The Company was organized in June 1991 and currently consists of 16 separately managed series.

This SAI pertains only to ING Tactical Asset Allocation Fund.

Incorporation. The Company was incorporated under the laws of the state of
Maryland on June 17, 1991.

Series and Classes. The Board of Directors ("Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund currently are classified into one class.

Capital Stock. Fund shares are fully paid and non-assessable when issued. Fund shares have no preemptive or conversion rights. Each share of the Fund has the same rights to share in dividends declared by the Fund for that share class.
Upon liquidation of the Fund, shareholders in the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights. Shareholders are entitled to one vote for each full share held
(and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders.
Generally, all shareholders have voting rights on all matters. Voting rights are not cumulative so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors in which event the holders of the remaining shares will be unable to elect any person as a Director.

Shareholder Meetings. The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the
Directors or as required by the Investment Company Act of 1940, as amended
("1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification. The Company is a diversified, open-end management investment company as those terms are defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

Diversification

The Fund is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, the Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose, other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

Investments, Investment Strategies and Risks

The table on the following pages identifies various securities and investment techniques used by the adviser or sub-adviser in managing the Fund described in this SAI. The table has been marked to indicate those

                                        3

securities and investment techniques that the adviser and the sub-adviser may use to manage the Fund. The Fund may use any or all of these techniques at any one time, and the fact that the Fund may use a technique does not mean that the technique will be used. The Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund's investment objective, policies and restrictions described in the Fund's
Prospectus and/or in this SAI, as well as the federal securities laws. There can be no assurance that the Fund will achieve its investment objective. The Fund's policies, investment strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Fund utilizes, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the
Fund's Prospectus. Where a particular type of security or investment technique is not discussed in the Fund's Prospectus, that security or investment technique is not a principal investment strategy and the Fund will not invest more than 5%
of the Fund's assets in such security or investment technique. See the Fund's fundamental investment restrictions for further information.

                                                                ING Tactical
Asset Class/ Investment Techniques                         Asset Allocation Fund
--------------------------------------------------------   ---------------------
Equity Investments
Common Stock                                                         X
Convertible Securities                                               X
Preferred Stock                                                      X
Synthetic Convertible Securities/1/                                  X
IPOs                                                                 X
Foreign and Emerging Market Investments
ADRs/EDRs/-GDRs                                                      X
Eurodollar/ Yankee Dollar Instruments/2/                             X
Eurodollar Convertible Securities/2/                                 X
Foreign and Emerging Market Equity Securities/3/                     X
Foreign Bank Obligations/2/                                          X
Foreign Currency Exchange Transactions/4/                            X
Foreign Mortgage-Related Securities/2/                               X
International Debt Securities/2/                                     X
Sovereign Debt Securities/2/                                         X
Supranational Agencies/2/, /5/                                       X
Fixed-Income Investments
ARMS/2/                                                              X
Asset-Backed Securities (non-mortgage)/2/                            X
Banking Industry Obligations/Short-Term Investments/2/               X
Corporate Debt Securities/2/                                         X
Credit-Linked Notes/2/                                               X
Debt Securities                                                      X
Floating or Variable Rate Instruments/2/                             X
GICs/2/                                                              X
Government Trust Certificates/2/                                     X
GNMA Certificates/2/                                                 X
High-Yield Securities/6/                                             X
Mortgage-Related Securities/2/                                       X
Municipal Securities/2/                                              X
Municipal Lease Obligations/2/                                       X
Savings Association Obligations/2,/ /7/                              X
Tax Exempt Industrial Development Bonds & Pollution
   Control Bonds/2/                                                  X
Interest/Principal Only Stripped Mortgage-Backed
   Securities/2/                                                     X
U.S. Government Securities/2/                                        X
Zero-Coupon and Pay-In-Kind/2/                                       X
Subordinated Mortgage Securities/2/                                  X
Other Investments
Derivatives/8/                                                       X

                                        4

                                                                ING Tactical
Asset Class/ Investment Techniques                         Asset Allocation Fund
--------------------------------------------------------   ---------------------
Financial Futures Contracts and Related Options/9/                   X
Forward Currency Contracts/9/                                        X
Foreign Futures Contracts and Foreign Options                        X
Forward Foreign Currency Contracts/4/                                X
Index-, Currency-, and Equity-Linked Securities/9/                   X
Options on Futures/9/                                                X
Over-the-Counter Options/9/                                          X
Put Call Options /9/, /10/                                           X
Stock Index Options/9/                                               X
Straddles/9/                                                         X
Warrants                                                             X
Other Investment Companies/11/                                       X
Private Funds                                                        X
Real Estate Securities                                               X
Restricted and Illiquid Securities                                   X
TBA Sale Commitments                                                 X
Foreign Currency Options/4/                                          X
Investment Techniques
Borrowing                                                            X
Lending of Fund Securities                                           X
Repurchase Agreements/2/                                             X
Reverse Repurchase Agreements and Dollar Rolls                       X
Securities, Interest Rate and Currency Swaps/8/                      X
Short Sales/12/                                                      X
Temporary Defensive Positions                                        X
When-Issued Securities and Delayed-Delivery Transactions             X

1    The Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by
     Moody's Investors Service Inc. ("Moody's") or "A" or higher by Standard &
     Poor's Rating Corporation ("S&P") and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

2    The Fund may only invest in such instruments (which must be of high quality and short duration) for temporary and defensive or cash management purposes.

3    Investments in emerging market equity securities will not exceed 5% of the
     Fund's total assets.

4    The Fund may only invest in such instruments for the purposes of hedging.

5    Other than for temporary and defensive or cash management purposes, the
     Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. government.

6    The Fund will not invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's, or, if unrated, considered by ING Investment Management Co., as applicable, to be of comparable quality).

7    The certificates of deposit (interest-bearing time deposits) in which the
     Fund may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of
     $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S.
     government.

8    The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

9    For purposes other than hedging, the Fund will invest no more than 5% of its assets in such instruments.

10   The Fund is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. The Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. The Fund may not buy options if more than 3% of its assets immediately following such purchase would consist of put options. The Fund may purchase call and sell put options on equity securities only to close out positions previously opened. The Fund will not write a call option on a security unless the call is "covered"
     (i.e. it already owns the underlying security). The Fund may purchase put options when ING Investment Management Co. believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

11   The Fund may invest in other investment companies to the extent permitted under the 1940 Act, as amended, and the rules and regulations thereunder.

12   The Fund may make short sales of Exchange Traded Funds for the purposes of hedging.

                                        5

EQUITY INVESTMENTS

Common Stock, Preferred Stocks, Convertible Securities and Other Equity
Securities

Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Such investments may be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree of changes in earnings and prospects.

Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock.
Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

A convertible security is a security that may be converted either at a stated
price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to

                                       6

redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Fund because the Fund purchases such securities for their equity characteristics.

"Synthetic" convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.
Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities each with its own market value.
Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Securities of Small- and Mid-Capitalization Companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. The trading volume of securities of small-cap and mid-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Initial Public Offerings

Initial Public Offerings ("IPOs") occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its
IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund's sub-adviser might decide to sell an IPO security more quickly than it would otherwise which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for
12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset bases are small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the
Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size and, therefore, have a more limited effect on the
Fund's performance.

There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or

                                       7

quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price making it more difficult for the Fund to realize a profit.

FOREIGN AND EMERGING MARKET INVESTMENTS

American Depositary Receipts, European Depositary Receipts and Global Depositary
Receipts

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and
Global Depositary Receipts ("GDRs") or other similar securities represent securities of foreign issuers. These securities are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: ADRs which are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are typically designed for U.S. investors and held either in physical form or in book entry form. EDRs are similar to ADRs but may be listed and traded on a
European exchange as well as in the United States (typically, these securities are traded on the Luxembourg exchange in Europe). Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as
Euroclear and other foreign depositories. Depositary receipts denominated in
U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S.
issuers.

Eurodollar Convertible Securities

Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest without limitation in Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock
Exchange or convertible into publicly traded common stock of U.S. companies. The
Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges.

Foreign and Emerging Market Securities

Securities of foreign issuers have certain common characteristics and risks.
Foreign financial markets, while growing in volume have, for the most part, substantially less volume than U.S. markets and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets.
Delays in settlement could result in temporary periods when a

                                       8

portion of the assets of the Fund is uninvested and no return is earned thereon.
The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.
Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Although the Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Fund on these investments.

The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than

                                       9

comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S.
government agency or instrumentality.

Foreign Currency Exchange Transactions

The Fund may buy and sell securities denominated in currencies other than the
U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another
-- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives.
Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended
("Code").

Foreign Mortgage-Related Securities

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First
Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the
United States. However, foreign mortgage markets may differ materially from the
U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

International Debt Securities

International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the
World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero-coupon securities.

                                       10

In determining whether to invest in debt obligations of foreign issuers, the
Fund will consider the relative yields of foreign and domestic high-yield securities, the economies of foreign countries, the condition of such countries'
financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in
U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities
Exchange Act of 1933, as amended ("1933 Act"), the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund when it invests in such countries. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis resulting in a delay during which the Fund may be denied certain of its rights as an investor including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the
Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital as well as by the application to the Fund of any restrictions on investments. No more than 15% of the Fund's net assets may be comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in
United States or Hong Kong dollars and only at an exchange rate established by the government once each week.

In certain countries, banks and other financial institutions may be among the leading companies or have

                                       11

actively traded securities. The 1940 Act restricts the Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities" as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of the Fund's shares.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks including the following:

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment of securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the
United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

Taxes. The interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his/her proportionate share of such foreign taxes paid by the Fund.

Costs. The expense ratios of the Fund when it invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as: the characteristics of the particular company; differences between economic trends and the performance of securities markets within the United States and those within other countries;
and factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus depending on the adviser's or sub-adviser's assessment of prevailing market, economic and other conditions.

Sovereign Debt Securities

Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which the Fund may invest may be rated below investment grade.
These securities usually offer higher yields than

                                       12

higher-rated securities but are also subject to greater risk than higher-rated securities. Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic,
Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be
issued by other emerging countries.

Supranational Agencies

Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank)
which was chartered to finance development projects in developing member countries; the European Union which is a 27-nation organization engaged in cooperative economic activities; and the Asian Development Bank which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

FIXED-INCOME SECURITIES

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.
Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on ARMS is calculated by adding a specified amount, the "margin," to the index subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury
Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National
Median Cost of Funds, the one-month or three-month London Interbank Offered Rate
("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District
Home Loan Bank Cost of Funds index (often related to ARMS issued by the Federal
National Mortgage Association ("FNMA")), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Asset-Backed Securities (Non-Mortgage)

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a
Collateralized Mortgage Obligations structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates,

                                       13

prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

The collateral behind certain asset-backed securities tend to have prepayment rates that do not vary with interest rates and the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level.
Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate except if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Banking Industry Obligations/Short-Term Investments

Banking industry obligations include certificates of deposit bankers'
acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches) based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

When the Fund holds instruments of foreign banks or financial institutions it may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the
Fund may acquire.

                                       14

For foreign banks there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High-Yield Securities."

Debt obligations that are deemed investment grade carry a rating of at least
Baa- from Moody's or BBB- from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa- or BBB-
have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Credit-Linked Notes

A credit-linked note ("CLN") is generally issued by one party with a credit option or risk linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specific credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The
Fund cannot assure that it can implement a successful strategy regarding this type of investments.

Debt Securities

The Fund may invest in debt securities. The value of fixed-income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price

                                       15

stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default which will be greater with higher-yielding, lower-grade securities.

Floating or Variable Rate Instruments

Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand.
The Fund will be able (at any time or during specified periods not exceeding one year depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk.
The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business without taking a reduced price, will be treated as illiquid securities.

Guaranteed Investment Contracts

Guaranteed Investment Contracts ("GICs") are issued by insurance companies.
Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index.
The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it and the charges will be deducted from the value of the deposit fund. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days'
notice or less, the GIC is considered an illiquid investment and, together with other instruments invested in by the Fund which are not readily marketable, will not exceed 15% of the Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Government Trust Certificates

Government Trust Certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States (issued pursuant to Title III of the
Foreign Operations, Export, Financing and Related Borrowers Programs
Appropriations Act of 1998); and (ii) a security interest in obligations of the
U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note provided that such obligations shall not be rated less than AAA or less by a nationally recognized statistical rating organization ("NRSRO").

Government National Mortgage Association Certificates

Government National Mortgage Association ("GNMA") Certificates are
mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage

                                       16

bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home
Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A
GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the U.S.
government.

GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees) whether or not the mortgagor has made such payment.

GNMA Certificates are created by an "issuer" which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of
FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA Certificate but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA Certificates are backed by mortgages of this type and accordingly, the generally accepted practice has developed to treat GNMA Certificates as 30-year securities which prepay fully in the 12th year.

GNMA Certificates bear a nominal "coupon rate" which represents the effective
FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the
GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA Certificates. Because of the variation in the life of the pools of mortgages which back various GNMA Certificates and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA Certificates, such as that in which the Fund may invest, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA Certificate included in such a portfolio as described.

The actual rate of prepayment for any GNMA Certificate does not lend itself to advance determination although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA Certificates tends to be concentrated in issues bearing the current coupon rate.

                                       17

Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA
Certificates on trade date and to segregate assets to cover its commitments on trade date as well.

GNMA Certificates -- When-Issued And Delayed Delivery Transactions

GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA
Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). ING
Investments, LLC ("ING Investments"), the Fund's investment adviser, and the sub-adviser each do not believe that the Fund's NAV or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.

High-Yield Securities

High-yield securities are debt securities that are rated lower than "Baa-" by
Moody's, "BBB-" by S&P, or of comparable quality if unrated.

High-yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities but they also typically entail greater potential price volatility and principal and income risk.

High-yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities.
Fluctuations in value do not affect the cash income from the securities but are reflected in the Fund's NAV. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from
Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default.
C -- lowest rate class of bonds; regarded as having extremely poor prospects.
Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its

                                       18

rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and
"-" to its rating categories. The indicators show relative standing within the major rating categories.

Certain securities held by the Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by the
Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Risks Associated with High-Yield Securities. The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High-Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals, and to obtain additional financing than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and the Fund's NAV. Furthermore, in the case of high-yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations. High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the securities with a lower yielding security resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks. Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds.
The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Taxation. Special tax considerations are associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities. The Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

Limitations of Credit Ratings. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments

                                       19

rather than the market value risk of high-yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the sub-adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Fund's investment objective may be more dependent on the adviser's or sub-adviser's own credit analysis than might be the case for the Fund which does not invest in these securities.

Mortgage-Related Securities

The Fund may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").
Federal mortgage-related securities include obligations issued or guaranteed by
GNMA, FNMA, and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a
wholly-owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the U.S.
government. FNMA, a federally chartered and privately owned corporation, and
FHLMC, a federal corporation, are instrumentalities of the United States with
Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See "U.S. Government Securities."

Pass-through mortgage-related securities are characterized by monthly payments to the holder reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest.
Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by the Fund might be converted to cash and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment.
The average life is typically used as a proxy for maturity because the debt is amortized rather than being paid off entirely at maturity as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets.
The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government, such as
GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

                                       20

Risks of Mortgage Related Investment. Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest-only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. The Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

Municipal Securities

Municipal securities are debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities ("municipal securities").
Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works.
Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems;
highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

                                       21

Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by
Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Moral Obligation Securities. Municipal securities may include moral obligation securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

Industrial Development and Pollution Control Bonds. These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Municipal Lease Obligations. These are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. The Fund may also purchase certificates of participation which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.

The Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one NRSRO; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the adviser or sub-adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the adviser or sub-adviser deems appropriate such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Municipal Obligations. These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues to be payable from these specific future taxes. They are usually general obligations of the issuer secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue such as federal

                                       22

revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Savings Association Obligations

The certificates of deposit (interest-bearing time deposits) in which the Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Interest/Principal Only Stripped Mortgage-Backed Securities

The Fund may invest in Interest/Principal Only Stripped Mortgage-Backed
Securities ("SMBS"). SMBS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of SMBS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality.

U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S.
Treasury such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the length of their maturities and the dates of issuance. In addition, U.S.
government securities include securities issued by instrumentalities of the U.S.
government such as GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S.
government such as the Student Loan Marketing Association ("SLMA"), the FNMA and
the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities although, under certain conditions certain of these authorities may borrow from the U.S. Treasury. In case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities that are backed by the full faith and credit of the United States.

Zero-Coupon and Pay-In-Kind Securities

Zero-coupon and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value.

                                       23

The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero-coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities.
Zero-coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment because these securities do not pay cash interest.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the
Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal payments, interest or any combination thereof to one or more other classes or only after the occurrence of certain events and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all

                                       24

subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The adviser or sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The adviser or sub-adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Fund seeks opportunities to acquire subordinated residential mortgage securities when, in the view of the adviser or sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

OTHER INVESTMENTS

Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons including to enhance return, hedge certain market risks, or to provide a substitute for purchasing or selling particular securities.
Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

Derivatives can be volatile and involve various types and degrees of risk depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.
Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund.
Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the adviser or sub-adviser to forecast interest rates and other economic factors correctly. If the adviser or sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the
Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below and no assurance can be given that any

                                       25

strategy used will succeed. If the adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of relates investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Financial Futures Contracts and Related Options

The Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United
States are regulated under the Commodity Exchange Act ("CEA") by the Commodity
Futures Trading Commission ("CFTC").

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place.
Brokerage fees are incurred when a futures contract is bought or sold and at expiration and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the
Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities including technical influences in futures trading;
and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading.
Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for the Fund might not be successful and the Fund could sustain losses on its hedging transactions which

                                       26

would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Investments in futures contracts on fixed-income securities involve the risk that if the adviser's or sub-adviser's judgment concerning the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by the Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Fund. These daily payments to and from the Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily NAV, the
Fund will mark-to-market the current value of its open futures contracts. The
Fund expects to earn interest income on its initial margin deposits.

When the Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full notional value of the futures contract thereby insuring that the leveraging effect of such futures contract is minimized in accordance with regulatory requirements.

The Fund can buy and write (sell) options on futures contracts.

Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position may

                                       27

be terminated only by entering into a closing purchase or sale transaction which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio or the relevant portion thereof.

The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity which could, at times, make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Forward Currency Contracts

The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S.
dollars marked-to-market daily. In the event of rate fluctuations adverse to the
Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Foreign Futures Contracts and Foreign Options

Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association
("NFA") nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Additional Restrictions on the Use of Futures and Option Contracts. CFTC
regulations require that to prevent the Fund from being a commodity pool, the
Fund enters into all short futures for the purpose of hedging the value of securities held and that all long futures positions either constitute bona fide hedging transactions, as

                                       28

defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, the Fund expects that at least 75% of futures contract purchases will be completed meaning that upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by the Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5%
of the Fund's net assets after taking into account realized profits and unrealized losses on such futures contracts.

Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market
(and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.
The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period, and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the
Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Currency Options

                                       29

The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put and call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Swap Transactions

The interest rate swaps, currency swaps and other types of swap agreements including swaps on securities and indices in which the Fund may invest are described in the Prospectus. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as
"aggregation."

Risks of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a RIC. See "Dividends,
Distributions and Taxes."

In addition, foreign option exchanges do not afford to participants many of the protections available in U.S. option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets and adverse market movements could therefore continue to an unlimited extent over a period of time.
Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.
Moreover, the Fund as an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements typically

                                       30

associated with such option writing. See "OTC Options."

Forward Foreign Currency Contracts

Forward contracts for foreign currency (forward exchange contracts) obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract.
These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. The Fund may enter into a forward exchange contract in order to lock in the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. The Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors including the ability of the adviser or sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market
(and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.
The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually

                                       31

entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the
Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Index-, Currency- and Equity-Linked Securities

Index-linked notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices such as the S&P 500(R)
Composite Stock Price ("S&P 500(R)") Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity and/or an interest rate determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency or against an index.

Index- and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the adviser or sub-adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the adviser or sub-adviser.
Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

Options on Futures

A futures option gives the purchaser the right but not the obligation, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Fund.

Over-the-Counter Options

The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the adviser. Under these special arrangements, the Fund will enter into contracts with dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option plus the amount, if any, by which the option is in-the-money. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written

                                       32

out-of-the-money. Strike price refers to the price at which an option will be exercised. Cover assets refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the
Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is in-the-money). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

Put and Call Options

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price
(strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder the right to sell and to obligate the writer to purchase a security or financial instrument at a stated price at any time until the expiration date. The Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the adviser or sub-adviser.

The Fund will not write call options on when-issued securities. The Fund purchases call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. The
Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price but conversely, retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium. However, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

The Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that the Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, the Fund might occasionally not be able to close the option because of insufficient activity in the options market.

                                       33

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security since it may be assigned an exercise notice at any time prior to the expiration date.
This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by the Fund, the Fund will designate liquid securities with a value equal to the exercise price or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit as long as the price of the underlying instrument remains above the exercise price. However, if the put is exercised the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised the writer realizes a gain in the amount of the premium. If the put is exercised the writer may incur a loss equal to the difference between the exercise price and the current market value of the underlying instrument.

The purchase of put options may be used to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by the Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of the Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by the Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of the Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security.
Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect a closing transaction at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The
Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Stock Index Options

Stock index options include put and call options with respect to the S&P
500/(R)/ Index and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it

                                       34

intends to purchase or sell or to reduce risks inherent in the ongoing management of the Fund.

The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index depends on the adviser's or sub-adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could be unable to close out options which it had purchased and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds which could result in substantial losses to the Fund. The Fund purchase put or call options only with respect to an index which the adviser or sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Straddles

A Straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written covered call option in the event of a substantial price increase.
Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Warrants

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

Other Investment Companies

An investment company is a company engaged in the business of pooling investors'
money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When the
Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies' fees and expenses.

Exchange-Traded Funds ("ETFs") are investment companies whose goal it is to track or replicate a desired index such as a sector, market or global segment.
ETFs are traded on exchanges similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when the Fund invests in ETFs, shareholders of the Fund bear their

                                       35

proportionate share of the underlying ETF's fees and expenses.

Holding Company Depositary Receipts ("HOLDRs") are trust-issued receipts that represent the Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Fund's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially causing the HOLDRs to be less diverse and creating more risk.

Private Funds

U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds. Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in sections 3(c)(1) or 3(c)(7) of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks including loss of the Fund's entire investment in the Private Fund.

Private Funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The
Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to
Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust except under certain circumstances and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Private Funds also include investments in certain structured securities.
Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and therefore may result in the loss of the Fund's investment. Structured

                                       36

securities may be positively or negatively indexed so that appreciation of the
Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the
Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Real Estate Securities

Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project such as apartment complexes or geographic region such as the northeastern United States or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally or in the rents and other income generated by real estate;
periodic over-building which creates gluts in the market as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Restricted and Illiquid Securities

The Fund may invest in a restricted security or an illiquid security if the adviser or sub-adviser believes that it presents an attractive opportunity.
Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the adviser or sub-adviser might wish to sell and these securities could have the effect of decreasing the overall level of the Fund's liquidity.
Further, the lack of an established secondary market may make it more difficult to value illiquid securities requiring the Fund to rely on judgments that may be somewhat subjective in determining value which could vary from the amount that the Fund could realize upon disposition.

Because of the nature of these securities, a considerable period of time may elapse between the Fund's decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities
(excluding securities that may be resold by pursuant to Rule 144A under the 1933
Act) may be negotiated at the time such securities are purchased by the Fund.
When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Company's Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without
SEC registration by certain institutional investors known as qualified institutional buyers and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

To Be Announced Sale Commitments

                                       37

The Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract with the actual principal amount being within a specified range of the estimate. The Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Foreign Currency Options

The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S.
dollars marked-to-market daily. In the event of rate fluctuations adverse to the
Fund's position it would lose the premium it paid and transactions costs. A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

INVESTMENT TECHNIQUES

Borrowing

The Fund may borrow from banks. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Lending of Fund Securities

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies

                                       38

affiliated with the adviser. These loans earn income for the Fund and are collateralized by cash, securities or letters of credit. The Fund might experience a loss if the financial institution defaults on the loan. The Fund seek to mitigate this risk through contracted indemnification upon default.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.
During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

Repurchase Agreements

Repurchase agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times.
Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry
System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.

Reverse Repurchase Agreements and Dollar Roll Transactions

Reverse repurchase agreement transactions involve the sale of U.S. government securities held by the Fund with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the
Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise even if such liquidations of the Fund's holdings may be disadvantageous from an investment

                                       39

standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

In order to enhance portfolio returns and manage prepayment risks, the Fund may engage in dollar roll transactions. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.
Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked-to-market daily and are maintained until the transaction is settled.

Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for the Fund depends upon the costs of the agreements (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or substantially the same security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements then the Fund's NAV will increase faster than otherwise would be the case. Conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, the Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar roll transactions, as leveraging techniques, may increase the Fund's yield in the manner described above. However, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

Securities, Interest Rate and Currency Swaps

Interest rate swaps, currency swaps and other types of swap agreements including swaps on securities and indices in which the Fund may invest are described in the Prospectus. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the marked-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as aggregation.

Short Sales

The Fund may make short sales of securities it already owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box"). In a short sale that is not against the box, the Fund sells a security which it does not own in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must

                                       40

replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a short position in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by the Fund that are not made against the box create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund, in effect, profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share tends to increase more when the securities it has sold short decrease in value and to decrease more when the securities it has sold short increase in value than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If the Fund makes a short sale against the box, the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale.
The seller is said to have a short position in the securities sold until it delivers the securities sold at which time it receives the proceeds of the sale.
To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund's decision to make a short sale against the box may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act unless the sale is against the box and the securities sold short are placed in a segregated account (not with the broker) or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S.
government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale) which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. The Fund will comply with these requirements.

                                       41

In addition, as a matter of policy, the Fund's Board has determined that the
Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets taken at market value.

The extent to which the Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Fund as a RIC. See
"Dividends, Distributions and Taxes."

Temporary Defensive Positions

The Fund may invest in short-term, high-quality debt instruments and in U.S.
government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the adviser's or the sub-adviser's determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and
(iv) to take a temporary defensive position.

Although it is expected that the Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which the
Fund may invest for temporary defensive purposes include: (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities;
(iii) commercial paper including master notes; (iv) bank obligations including certificates of deposit, time deposits and bankers' acceptances; and (v)
repurchase agreements. The Fund will invest in short-term instruments that do not have a maturity of greater than one year.

When-Issued Securities and Delayed-Delivery Transactions

In order to secure prices or yields deemed advantageous at the time the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Fund may also enter into forward commitments. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Fund will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be marked-to-market daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, the Fund may realize a capital gain or loss. When the Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade.
Failure to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the
Fund's payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

                                       42

All percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

The investment objective of the Fund is not fundamental and may be changed without a shareholder vote. The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without approval of the holders of a "majority" of the Fund's outstanding voting securities as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) more than 50% of the Fund's outstanding voting securities.

As a matter of fundamental policy the Fund may not:

1.   purchase securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund's investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other registered management investment companies;


2.   purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b)
     notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the
     1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;


3.   borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;

4.   make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund;

5.   underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a)
     in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in

                                       43

     accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies;

6.   purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.   issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or

8.   purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by Global
Industrial Classification Standards ("GIC") or Standard Industrial
Classification ("SIC"). The adviser or sub-adviser believes that the industry characteristics selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.


                               PORTFOLIO TURNOVER

A change in securities held in the portfolio of the Fund is known as portfolio turnover and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities.
Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The
Fund cannot accurately predict its turnover rate. However, the rate will be higher when the Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of capital gains by the Fund.

                  DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES

The Fund is required to file its complete portfolio holdings schedule with the
SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of

                                       44

the last day of the preceding quarter-end (e.g., the Fund will post the quarter-ending June 30 holdings on August 1).

The Fund also compiles a list composed of its ten largest holdings ("Top Ten").
This information is produced monthly and is made available on ING's website on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Fund's shares and most third parties may receive the Fund's annual or semi-annual shareholder reports, or view on ING's website, the Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING's website, the Fund may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when the Fund has a legitimate business purpose for doing so. Unless otherwise noted below, the Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which information is requested and the date the information is provided. Specifically, the Fund's disclosure of its portfolio holdings may include disclosure:

..    To the Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;

..    To financial printers for the purpose of preparing Fund regulatory filings;

..    For the purpose of due diligence regarding a merger or acquisition;

..    To a new adviser or sub-adviser prior to the commencement of its management of the Fund;

..    To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and
     S&P, such agencies may receive more data from the Fund than is posted on the Fund's website;

..    To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;

..    To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund; or

..    To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Fund's shareholders on the one hand, and those of the Fund's adviser, sub-adviser, principal underwriter or any affiliated person of the Fund, its adviser, or its principal underwriter on the other. Such Policies authorize the Fund's administrator to implement the Board's
Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-adviser, principal underwriter and their affiliates. The Board has authorized the senior officers of the Fund's administrator to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Fund's administrator reports quarterly to the Board regarding the implementation of the Policies.

The Fund has the following ongoing arrangements with certain third parties to provide the Fund's portfolio holdings:

                                       45

                                                                                Time Lag Between Date of
                                                                                  Information and Date
        Party                             Purpose                  Frequency      Information Released
-------------------------   ------------------------------------   ----------   ------------------------
Institutional Shareholder   Proxy Voting & Class Action Services     Daily                 None
Services, Inc.

Charles River Development   Compliance                               Daily                 None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving the Fund will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Fund, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the
Policies.

                                       46

MANAGEMENT OF THE COMPANY

Set forth in the table below is information about each Director of the Company.

                                                                                         Number of Funds
                                 Position(s)   Term of Office                            in Fund Complex    Other Board
                                  Held with     and Length of   Principal Occupation(s)    Overseen by      Memberships
Name, Address and Age            the Company  Time Served/(1)/  During the Past 5 Years   Director/(2)/   held by Director
-----------------------------------------------------------------------------------------------------------------------------------
Directors who are not "Interested Persons"
Albert E. DePrince, Jr.          Director     June 1998 -       Professor of Economics          30        Academy of Economics and
7337 East Doubletree Ranch Rd.                Present           and Finance, Middle                       Finance (February 2002 -
Scottsdale, Arizona 85258                                       Tennessee State                           Present); Tennessee Tax
Age: 66                                                         University (August 1991                   Structure Commission
                                                                - Present). Formerly,                     (December 2002-December
                                                                Director of Business                      2004); and Business and
                                                                and Economic Research                     Economic Research Center
                                                                Center, Middle                            (August 1999-August
                                                                Tennessee State                           2003).
                                                                University (August
                                                                1994-August 2003).

Maria Teresa Fighetti            Director     April 1994 -      Retired. Formerly,              30        None.
7337 East Doubletree Ranch Rd.                Present           Associate
Scottsdale, Arizona 85258                                       Commissioner/Attorney,
Age: 64                                                         New York City
                                                                Department of Mental
                                                                Health (June 1973 -
                                                                October 2002).

Sidney Koch                      Director     April 1994 -      Self-Employed                   30        None.
7337 East Doubletree Ranch Rd.                Present           Consultant (June 2000 -
Scottsdale, Arizona 85258                                       present).
Age: 72

Corine T. Norgaard               Director     June 1991 -       Retired. Formerly,              30        Mass Mutual Corporate and
7337 East Doubletree Ranch Rd.                Present           President, Thompson                       Participation Investors
Scottsdale, Arizona 85258                                       Enterprises (September                    (April 1997 - Present);
Age: 70                                                         2004 - September 2005);                   Mass Mutual Premier
                                                                and Dean of the Barney                    Series (December 2004 -
                                                                School of Business,                       Present); and Mass Mutual
                                                                University of Hartford                    MML Series II (December
                                                                (August 1996 - June                       2005 - Present).
                                                                2004).

Edward T. O'Dell                 Director     June 2002 -       Retired. Formerly,              30        None.
7337 East Doubletree Ranch Rd.                Present           Partner of Goodwin
Scottsdale, Arizona 85258                                       Procter LLP (June 1966
Age: 72                                                         - September 2000).

Joseph E. Obermeyer              Director     January 2003 -    President, Obermeyer &          30        None.
7337 East Doubletree Ranch Rd.                Present           Associates, Inc.
Scottsdale, Arizona 85258                                       (November 1999 -
Age: 50                                                         Present).

Russell Jones                    Director     December 2007 -   Senior Vice President,          30        None.
7337 East Doubletree Ranch Rd.                Present           Chief Investment
Scottsdale, Arizona 85258                                       Officer and Treasurer
Age: 63                                                         Kaman Corporation
                                                                (1973-Present).

Directors who are "Interested Persons"

Shaun Mathews/(3)(4)/                         December          President and Chief             30        Mark Twain House & Museum
                                                                Executive Officer ING                     (September

                                          47

                                                                                         Number of Funds
                                 Position(s)   Term of Office                            in Fund Complex    Other Board
                                  Held with     and Length of   Principal Occupation(s)    Overseen by      Memberships
Name, Address and Age            the Company  Time Served/(1)/  During the Past 5 Years   Director/(2)/   held by Director
-----------------------------------------------------------------------------------------------------------------------------------
7337 East Doubletree Ranch Rd.   Director     2007 - Present    Investments, LLC                          2002-Present; Connecticut
Scottsdale, Arizona 85258                                       (December 2006-Present)                   Forum (May 2002-Present);
Age: 52                                                         and Head of ING USFS                      Capital Community College
                                                                Mutual Funds and                          Foundation (February
                                                                Investment Products                       2002-Present); ING
                                                                (October 2004-Present).                   Services Holding Company,
                                                                CMO of ING USFS (April                    Inc. (May 2000-Present);
                                                                2002-October 2004) and                    Southland Life Insurance
                                                                Head of Rollover/Payout                   Company (June
                                                                (October 2001-December                    2002-Present); and ING
                                                                2003).                                    Capital Corporation, LLC,
                                                                                                          ING Funds Distributor,
                                                                                                          LLC, ING Funds Services,
                                                                                                          LLC, ING Investments,
                                                                                                          LLC, and ING Pilgrim
                                                                                                          Funding, Inc. (March
                                                                                                          2006-Present).

Fredric (Rick) A.                Director     December 2007 -   Vice Chairman and Chief         30        None.
Nelson III/(3)/                               Present           Investment Officer, ING
7337 East Doubletree Ranch Rd.                                  Investment Management
Scottsdale, Arizona 85258                                       Americas. Formerly,
Age: 51                                                         head of the U.S. Equity
                                                                Group as well as a
                                                                member of the Global
                                                                and U.S. Executive
                                                                Committees at JPMorgan
                                                                Fleming Investment
                                                                Management, Inc. until
                                                                2003.

(1)    Directors serve until their successors are duly elected and qualified.

(2)    For the purposes of this table, "Fund Complex" mean the following investment companies: ING GET Fund; ING Series Fund, Inc.; ING Strategic
       Allocation Portfolios, Inc.; ING Variable Funds; ING VP Balanced
       Portfolio, Inc.; ING VP Intermediate Bond Portfolio; ING VP Money Market
       Portfolio. The number of Funds in the Fund Complex is as of January 31,
       2008.

(3)    "Interested person" of the Company, as defined in the 1940 Act, is such because of a relationship with ING Groep N.V., the parent corporation of the adviser of the Fund, ING Investments, LLC, and the Distributor, ING
       Funds Distributor, LLC.

(4)    Shaun Mathews, President, ING USFS Mutual Funds and Investment Products,
       has held a seat on the Board of Directors of The Mark Twain House &
       Museum since September 19, 2002. ING Groep N.V. affiliates make non-material, charitable contributions to The Mark Twain House & Museum.


                                       48

Officers

Information about the Fund's Officers is set forth in the table below:

                                   Position     Term of Office
                                  Held with      and Length Of
Name, Address and Age            the Company   Time Served/(1)/           Principal Occupation(s) During the Last Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Shaun P. Mathews                 President    December 2006 -      President and Chief Executive Officer, ING Investments, LLC/(2)/
7337 East Doubletree Ranch Rd.   and          Present              and ING Fund Services/(3)/ (December 2006 - Present) and Head of
Scottsdale, Arizona 85258        Chief                             ING USFS Mutual Funds and Investment Products (October 2004 -
Age: 52                          Executive                         Present). Formerly, CMO, ING USFS (April 2002 - October 2004)
                                 Officer                           and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland                Executive    April 2002 -         Head of Mutual Fund Platform (February 2007 - Present) and
7337 East Doubletree Ranch Rd.   Vice         Present              Executive Vice President, ING Investments, LLC/(2)/ (December
Scottsdale, Arizona 85258        President                         2001 - Present). Formerly, Head of Product Management (January
Age: 49                                                            2005 - January 2007); Chief Compliance Officer, ING Investments,
                                                                   LLC/(2)/ and Directed Services, LLC/(5)/ (October 2004 -
                                                                   December 2005); and Chief Financial Officer and Treasurer, ING
                                                                   Investments, LLC/(2)/ (December 2001 - March 2005).

Stanley D. Vyner                 Executive    March 2002 -         Executive Vice President, ING Investments, LLC/(2)/ (July 2000 -
230 Park Avenue                  Vice         Present              Present); and Chief Investment Risk Officer, ING Investments,
New York, NY 10169               President                         LLC/(2)/ (January 2003 - Present). Formerly, Chief Investment
Age: 57                                                            Officer of the International Investments (August 2000 - January
                                                                   2003).

Joseph M. O'Donnell              Executive    March 2006 -         Chief Compliance Officer of the ING Funds (November 2004 -
7337 East Doubletree Ranch Rd.   Vice         Present              Present), ING Investments, LLC/(2)/ and Directed Services,
Scottsdale, Arizona 85258        President                         LLC/(5)/ (March 2006 - Present); and Executive Vice President of
Age: 53                                       November 2004 -      the ING Funds (March 2006 - Present). Formerly, Chief Compliance
                                 Chief        Present              Officer of ING Life Insurance and Annuity Company (March 2006 -
                                 Compliance                        December 2006); Vice President, Chief Legal Counsel, Chief
                                 Officer                           Compliance Officer and Secretary of Atlas Securities, Inc.,
                                                                   Atlas Advisers, Inc. and Atlas Funds (October 2001 - October
                                                                   2004).

Todd Modic                       Senior Vice  March 2005 -         Senior Vice President, ING Funds Services, LLC/(3)/ (April 2005
7337 East Doubletree Ranch Rd.   President,   Present              - Present). Formerly, Vice President, ING Funds Services,
Scottsdale, Arizona 85258        Chief/                            LLC/(3)/ (September 2002 - March 2005); and Director of
Age: 40                          Principal                         Financial Reporting, ING Investments, LLC/(2)/ (March 2001-
                                 Financial                         September 2002).
                                 Officer and
                                 Assistant
                                 Secretary

Kimberly A. Anderson             Senior Vice  December 2003 -      Senior Vice President, ING Investments, LLC/(2)/ (October 2003 -
7337 East Doubletree Ranch Rd.   President    Present              Present). Formerly, Vice President and Assistant Secretary, ING
Scottsdale, Arizona 85258                                          Investments, LLC/(2)/ (January 2001 - October 2003).
Age: 43

                                       49

                                   Position     Term of Office
                                  Held with      and Length Of
Name, Address and Age            the Company   Time Served/(1)/           Principal Occupation(s) During the Last Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Ernest J. C'DeBaca               Senior Vice  June 2006 - Present  Senior Vice President, ING Investments, LLC/(2)/ (December 2006
7337 East Doubletree Ranch Rd.   President                         - Present), and ING Funds Services, LLC/(3)/ (April 2006 -
Scottsdale, Arizona 85258                                          Present). Formerly, Counsel, ING Americas, U.S. Legal Services
Age: 38                                                            (January 2004 - March 2006); and Attorney-Adviser, U.S.
                                                                   Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris                    Senior Vice  June 2006 - Present  Senior Vice President, Head of Division Operations, ING Funds
7337 East Doubletree Ranch Rd.   President                         (May 2006 - Present) and Vice President, Head of Division
Scottsdale, Arizona 85258                                          Operations, ING Funds Services, LLC/(3)/ (March 2006 - Present).
Age: 37                                                            Formerly, Vice President of Administration, ING Funds Services,
                                                                   LLC/(3)/ (October 2001 - March 2006).

Robyn L. Ichilov                 Vice         March 2002 -         Vice President and Treasurer, ING Funds Services, LLC/(3)/
7337 East Doubletree Ranch Rd.   President    Present              (October 2001 - Present) and ING Investments, LLC/(2)/ (August
Scottsdale, Arizona 85258        and                               1997 - Present).
Age: 40                          Treasurer

Lauren D. Bensinger              Vice         March 2003 -         Vice President and Chief Compliance Officer, ING Funds
7337 East Doubletree Ranch Rd.   President    Present              Distributor, LLC/(4)/ (July 1995 - Present); and Vice President
Scottsdale, Arizona 85258                                          (February 1996 - Present); and Director of Compliance, ING
Age: 54                                                            Investments, LLC/(2)/ (October 2004 - Present). Formerly, Chief
                                                                   Compliance Officer, ING Investments, LLC/(2)/ (October 2001 -
                                                                   October 2004).

Maria M. Anderson                Vice         September 2004 -     Vice President, ING Funds Services, LLC/(3)/ (September 2004 -
7337 East Doubletree Ranch Rd.   President    Present              Present). Formerly, Assistant Vice President, ING Funds
Scottsdale, Arizona 85258                                          Services, LLC/(3)/ (October 2001 - September 2004); and Manager
Age: 49                                                            of Fund Accounting and Fund Compliance, ING Investments,
                                                                   LLC/(2)/ (September 1999 - October 2001).

William Evans                    Vice         December 2007 -      Vice President, Head of Mutual Fund Advisory Group (April
10 State House Square            President    Present              2007-present), Vice President, U.S. Mutual Funds and Investment
Hartford, CT 06103                                                 Products (May 2005-April 2007), Senior Fund Analyst, U.S. Mutual
Age: 35                                                            Funds and Investment Products (May 2002-May 2005).

Denise Lewis                     Vice         April 2007 -         Vice President, ING Funds Services, LLC/(3)/ (December 2006 -
7337 East Doubletree Ranch Rd.   President    Present              Present). Formerly, Senior Vice President, UMB Investment
Scottsdale, Arizona 85258                                          Services Group, LLC (November 2003 - December 2006); and Vice
Age: 44                                                            President, Wells Fargo Funds Management, LLC (December 2000 -
                                                                   August 2003).

Kimberly K. Palmer               Vice         March 2006 -         Vice President, ING Funds Services, LLC/(3)/ (March 2006 -
7337 East Doubletree Ranch Rd.   President    Present              Present). Formerly, Assistant Vice President, ING Funds
Scottsdale, Arizona 85258                                          Services, LLC/(3)/ (August 2004 - March 2006); Manager,
Age: 50                                                            Registration Statements, ING Funds Services, LLC/(3)/ (May 2003
                                                                   - August 2004); Associate Partner, AMVESCAP PLC (October 2000 -
                                                                   May 2003); and Director of Federal Filings and Blue Sky Filings,
                                                                   INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens                  Assistant    March 2003 -         Assistant Vice President, ING Funds Services, LLC/(3)/ (December
7337 East Doubletree Ranch Rd.   Vice         Present              2002 - Present); and has held various other positions with ING
Scottsdale, Arizona 85258        President                         Funds Services, LLC/(3)/ for more than the last five years.
Age: 31

Theresa K. Kelety                Secretary    September 2003 -     Counsel, ING Americas, U.S. Legal Services (April 2003 -
                                                                   Present). Formerly, Senior Associate with

                                       50

                                   Position     Term of Office
                                  Held with      and Length Of
Name, Address and Age            the Company   Time Served/(1)/           Principal Occupation(s) During the Last Five Years
-----------------------------------------------------------------------------------------------------------------------------------
7337 East Doubletree Ranch Rd.                Present              Shearman & Sterling (February 2000 - April 2003).
Scottsdale, Arizona 85258
Age: 45

Huey P. Falgout, Jr.             Assistant    September 2003 -     Chief Counsel, ING Americas, U.S. Legal Services (September 2003
7337 East Doubletree Ranch Rd.   Secretary    Present              - Present). Formerly, Counsel, ING Americas, U.S. Legal Services
Scottsdale, Arizona 85258                                          (November 2002 - September 2003); and Associate General Counsel,
Age: 45                                                            AIG American General (January 1999 - November 2002).

(1)    The officers hold office until the next annual meeting of Directors and until their successors shall have been elected and qualified.

(2)    ING Investments, LLC was previously named ING Pilgrim Investments, LLC.
       ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim
       Investments, Inc. which was previously known as Pilgrim Investments, Inc.
       and before that was known as Pilgrim America Investments, Inc.

(3)    ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING
       Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group,
       Inc. which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)    ING Funds Distributor, LLC is the successor in interest to ING Funds
       Distributor, Inc. which was previously known as ING Pilgrim Securities,
       Inc. and before that was known as Pilgrim America Securities, Inc.

(5)    Directed Services, LLC is successor in interest to Directed Services,
       Inc.

                                       51

Board

The Board governs the Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

Frequency of Meetings

The Board currently conducts regular meetings four (4) times a year. The Audit
Committee also meets regularly four (4) times per year, and the remaining
Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

The Board has established an Audit Committee whose function includes, among others, to meet with the independent registered public accounting firm of the
Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti,
Mr. Koch, Dr. Norgaard, Mr. O'Dell, Mr. Obermeyer and Mr. Jones (collectively, the "Independent Directors"). Mr. Obermeyer currently serves as Chairperson and
Dr. Norgaard currently serves as Vice Chairperson of the Audit Committee. The
Audit Committee held four (4) meetings during the fiscal year ended May 31,
2007.

The Board has established a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Fund and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with the Fund or its shareholders. The Contracts Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr.
O'Dell, Mr. Obermeyer and Mr. Jones. Mr. Koch currently serves as Chairperson and Dr. DePrince currently serves as Vice Chairperson of the Contracts
Committee. The Contracts Committee held five (5) meetings during the fiscal year ended May 31, 2007.

The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill
Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell, Mr.
Obermeyer and Mr. Jones. The Nominating Committee is willing to consider nominations for vacancies received from shareholders in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for
Director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund) in writing to the Nominating Committee, c/o the Secretary of the Fund, ING Series Fund, Inc., 7337 East Doubletree Ranch
Road, Scottsdale, Arizona 85258. Any such recommendation made by such shareholder should include sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of
Independent Director. The Nominating Committee held three (3) meetings during the fiscal year ended May 31, 2007.

The Board has established a Valuation Committee for the purpose of approving fair value determinations at the

                                       52

time they are being considered by management. The Valuation Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell, Mr.
Obermeyer and Mr. Jones. The Valuation Committee held no meetings during the fiscal year ended May 31, 2007.

The Board has established a Compliance Committee for the purposes of (1)
providing oversight with respect to compliance by the Fund and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws. The
Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch,
Dr. Norgaard, Mr. O'Dell, Mr. Obermeyer and Mr. Jones. Dr. Norgaard currently serves as Chairperson of the Compliance Committee and Mr. O'Dell currently serves as Vice Chairperson. The Compliance Committee meets as needed. The
Compliance Committee held four (4) meetings during the fiscal year ended May 31,
2007.

                                       53

Director Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned by each Director for the calendar year ended December 31, 2007.

                                                         Aggregate Dollar
                                                    Range of Securities in all
                                                Registered Investment Companies
                            Dollar Range of     Overseen by  Director in Family
    Name of Director      shares in the Fund         of Investment Companies
Independent Directors
Albert E. DePrince, Jr.          None                   Over $100,000/(1)/
Maria T. Fighetti                None                   Over $100,000/(1)/
Sidney Koch                      None                     Over $100,000
Edward T. O'Dell                 None                   Over $100,000/(1)/
Joseph E. Obermeyer              None                   Over $100,000/(1)/
Corine T. Norgaard               None                     Over $100,000
Russell Jones/(2)/               None                  $10,000-$50,000/(1)/
Interested Directors
Shaun Mathews/(2)/               None                   Over $100,000/(1)/
Rick Nelson/(2)/                 None                   Over $100,000/(1)/

(1)  Includes the value of shares in which a Director has an indirect interest through a deferred compensation plan.

(2)  Messrs. Jones, Mathews and Nelson commenced services as Directors effective
     December 2007.

Independent Director Ownership of Securities

Set forth in the table below is information regarding each Independent
Director's (and his or her immediate family members) share ownership in securities of the Fund's adviser or principal underwriter and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2007.

                           Name of Owners
                          and Relationship               Title     Value of    Percentage
Name of Director             to Director     Company   of Class   Securities    of Class
-----------------------   ----------------   -------   --------   ----------   ----------
Albert E. DePrince, Jr.         N/A             N/A       N/A        $---          N/A
Maria T. Fighetti               N/A             N/A       N/A        $---          N/A
Sidney Koch                     N/A             N/A       N/A        $---          N/A
Corine T. Norgaard              N/A             N/A       N/A        $---          N/A
Edward T. O'Dell                N/A             N/A       N/A        $---          N/A
Joseph Obermeyer                N/A             N/A       N/A        $---          N/A
Russell Jones                   N/A             N/A       N/A        $---          N/A
Interested Directors
Shaun Mathews                   N/A             N/A       N/A        $---          N/A
Rick Nelson                     N/A             N/A       N/A        $---          N/A

Compensation of Directors

For service on the Board and the boards of other investment companies in the ING
Board Complex, each Independent Director who is not an "interested person" of
ING is entitled to receive (i) an annual retainer of $60,000, payable in equal quarterly installments; (ii) $7,500 per meeting for each Board meeting in which the Independent Director participates in person; (iii) $7,500 per meeting for each Contracts Committee meeting in which the Independent Director participates in person; (iv) $3,500 per meeting for each committee meeting, other than for a
Contracts Committee meeting, held in conjunction with a Board meeting in which the Independent Director participates in person, and $5,000 per meeting for each committee meeting, other than for Contracts Committee meeting, not held in conjunction with a Board meeting, in which the Independent Director participates in person; (v) $2,500 per meeting for each meeting of the Board or an committee in which the Independent Director participates by telephone (including via video conference); (vi) $35,000 per annum for serving as Chairperson of the Contracts
Committee, payable in equal quarterly installments; (vii) $15,000

                                       54

per annum for serving as Chairperson of the Audit Committee, payable in equal quarterly installments; (viii) $15,000 per annum for serving as Chairperson of the Compliance Committee, payable in equal quarterly installments; (ix) $5,000 per annum for serving as Chairperson of the Nominating Committee (in periods in which the Committee has operated), payable in equal quarterly installments; (x)
$20,000, $7,500 and $7,500 per annum for serving as Committee Vice Chairperson of the Contracts, Compliance and Audit Committees, respectively, payable in equal quarterly installments. In addition, each Independent Director is entitled to reimbursement for out-of-pocket expenses incurred in attending Board and
Committee meetings. All such fees and expense reimbursements are allocated among all funds within the ING Board Complex pro rata based upon the average net assets of all the funds within the ING Board Complex as of the date the payment is due. None of the Independent Directors is entitled to receive pension or retirement benefits.


The following table sets forth information provided by the Fund's adviser regarding estimated future compensation of Directors by the Fund as of October
31, 2008 and estimated future compensation for other funds managed by the adviser and its affiliates for the year ended December, 2008. Officers of the
Company and Directors who are interested persons of the Company do not receive any compensation from the Company or any other funds managed by the adviser or its affiliates.

                                       55

Compensation Table

                                             Pension or      Total Compensation
                           Aggregate    Retirement Benefits  From Registrant and
Name of Person and        Compensation    Accrued as Part     Fund Complex Paid
Position                 from the Fund    of Fund Expenses    to Directors /(1)/
-----------------------  -------------  -------------------  -------------------
Albert E. DePrince, Jr.      $64.52             None                $199,375
Director
Maria T. Fighetti            $57.44             None                $177,500
Director
Sidney Koch                  $69.58             None                $215,000
Director
Edward T. O'Dell             $60.07             None                $185,625
Director
Joseph E. Obermeyer          $62.50             None                $193,125
Director
Corine T. Norgaard           $64.72             None                $200,000
Director
Russell Jones/(2)/             N/A              None                  N/A
Director
Shaun Mathews/(2)/             N/A              None                  N/A
Director
Rick Nelson/(2)/               N/A              None                  N/A
Director


(1)  Represents compensation from 33 funds (total in complex as of the fiscal year ended October 31, 2007).

(2)  Messrs. Jones, Mathews and Mr. Nelson commenced services as Directors effective December 2007.

The Board has adopted a retirement policy under with each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent
Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.


                                 CODE OF ETHICS

The Fund, the adviser, the sub-adviser and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Directors, Officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or of the Fund's shares.
The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Fund's Compliance Department and to report all transactions on a regular basis. The sub-adviser has adopted its own
Code of Ethics to govern the personal trading activities of its personnel.

                             PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies

                                       56

relating to the Fund's portfolio securities. The procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the adviser, the Board has also approved the adviser's proxy voting procedures, which require the adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of
Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of ING Investments, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website
(www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding the Fund without the consent or approval of shareholders.

As of the date of this SAI, no officers and Directors owned any shares of the
Fund. As the Fund had not commenced operations as of the date of this SAI, the only outstanding shares of the Fund are held by the adviser as the Fund's sole shareholder.

                                     ADVISER

The investment adviser for the Fund is ING Investments, LLC ("ING Investments"
or "Adviser"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Directors of the Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to other investment advisers. ING Investment Management Co.
("ING IM" or "Sub-Adviser") serves as Sub-Adviser to the Fund, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING
Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in
Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. The principal executive offices of ING Groep are located at Amstelveensesweg 500, 1081 KL Amsterdam,
P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

On February 26, 2001 the name of the Adviser changed from "ING Pilgrim
Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002 the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING
Investments, LLC." Prior to March 1, 2002 ING IM served as Adviser to the Fund.

ING Investments serves pursuant to an investment management agreement
("Investment Advisory Agreement") between ING Investments and the Company, on behalf of the Fund. The Investment Advisory Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services for the Fund. Pursuant to a sub-advisory agreement (the "Sub-Advisory
Agreement") ING Investments has delegated certain management responsibilities to
ING IM for the Fund. ING Investments oversees the investment management of the
ING IM for the Fund.

The Investment Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. ING
Investments also provides investment research and analysis. The Investment
Advisory Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or

                                       57

reckless disregard of its obligations and duties under the Investment Advisory
Agreement.

After an initial term of two years, the Investment Advisory Agreement and
Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board; or (b)
the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of ING Investments or ING IM by vote cast in person at a meeting called for the purpose of voting on such approval.

Please see the Fund's annual shareholder report to be dated May 31, 2008 for information regarding the basis of the Board's approval of the investment advisory and investment sub-advisory relationships.

The Investment Advisory Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than
60 days' notice by ING Investments. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).

Advisory Fees

ING Investments bears the expense of providing its services and pays the fees of the Sub-Adviser. For its services, the Fund pays ING Investments, expressed as an annual rate, a monthly fee in arrears equal to 0.45% of the Fund's average daily net assets during the month. To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in ING Institutional
Prime Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Fund's purchase of shares of an ING
Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money
Market Fund in which the Fund invests resulting from the Fund's investment into the ING Money Market Fund.

Total Advisory Fees Paid by the Fund

Because the Fund had not commenced operations as of the date of this SAI, no
Advisory Fees were paid by the Fund as of the fiscal year ended May 31, 2007.

                          EXPENSE LIMITATION AGREEMENT

ING Investments has entered into an expense limitation agreement with the Fund pursuant to which ING Investments has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, ING
Investments will assume other expenses so that the total annual ordinary operating expenses of the Fund which exclude interest, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, extraordinary expenses such as litigation, other expenses not incurred in the normal course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of ING Investments do not exceed the following expense limitations:

Fund                                 Class I
----------------------------------   -------
ING Tactical Asset Allocation Fund    0.70%

The Fund may at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months but only if after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. ING Investments will only be

                                       58

reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

The expense limitation agreement provides that the expense limitation shall continue until October 1, 2009. The expense limitation is contractual and will automatically renew for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement to the lead
Independent Director of the Company within ninety (90) days prior to the end of the then-current term or upon termination of the Investment Advisory Agreement.
The expense limitation agreement may also be terminated by the Company, without payment of any penalty, upon ninety (90) days' prior written notice to ING
Investments at its principal place of business.

                                   SUB-ADVISER

The Investment Advisory Agreement for the Fund provides that ING Investments, with the approval of the Board, may select and employs an investment adviser to serve as sub-adviser for the Fund, and shall monitor the sub-adviser's investment programs and results, and coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions. ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the ING IM, executive salaries and expenses of the Directors and Officers of the Company who are employees of ING Investments or its affiliates. ING IM pays all of its expenses arising from the performance of its obligations under the Sub-Advisory
Agreement.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Fund, including, without limitation, investment advisory fees; brokerage commissions;
interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, shareholder servicing agents, and custodians; the expense of obtaining quotations for calculating the Fund's NAV; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses
(including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of disposition or offering any of the portfolio securities held by the Fund;
expenses of printing and distributing annual and semi-annual shareholder reports, notices and proxy materials to existing shareholders; expenses of printing and filing annual and semi-annual shareholder reports and other documents filed with governmental agencies; expenses of annual and special shareholder and director meetings; expenses of printing and distributing prospectus and statements of additional information to existing shareholders;
fees and expenses of Directors of the Company who are not employees of ING
Investments or the ING IM, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Advisory Agreement may be terminated without payment of any penalties by
ING Investments, the Board, on behalf of the Fund, or the shareholders of such
Fund upon 60 days' prior written notice. Otherwise, after an initial term, the
Sub-Advisory Agreement will remain in effect from year to year, subject to the annual approval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of the Fund, who are not parties to the sub-advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party.

On May 24, 2002, the SEC issued an Exemptive Relief Order permitting ING
Investments to enter into new investment sub-advisory contracts with a non-affiliated sub-adviser or materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent
Directors) but without obtaining shareholder approval. The Fund operates in this manner ("manager-of-managers"). ING Investments may rely on this exemptive order only if, among other things, a fund's shareholders have approved the arrangement. The sole shareholders of the Fund approved this
"manager-of-managers" arrangements on March 18, 2008. This authority is subject to certain conditions, including the requirement that the Directors (including a majority of disinterested Directors) of the

                                       59

Fund must approve any new or amended Sub-Advisory Agreements with sub-adviser on behalf of the Fund. In accordance with the exemptive order received from the
SEC, an information statement describing any sub-adviser changes will be provided to shareholders within ninety (90) days of the change. ING Investments remains responsible for providing general management services to the manager-of-manager Fund, including overall supervisory responsibility for the general management and investment of the manager-of-manager Fund's assets and, subject to the review and approval of the Board, will among other things: (i)
set the manager-of-manager Fund's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the manager-of-manager Fund's assets; (iii) when appropriate, allocate and reallocate the manager-of-manager Fund's assets among multiple sub-advisers;
(iv) monitor and evaluate the investment performance of sub-advisers; and (v)
implement procedures reasonably designed to ensure that the sub-advisers comply with the manager-of-manager Fund's investment objectives, policies, and restrictions.

Pursuant to the Sub-Advisory Agreement between ING Investments and ING IM, ING
IM acts as Sub-Adviser to the Fund. In this capacity, ING IM, subject to the supervision and control of ING Investments and the Board, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory
Agreement accrue daily and are paid monthly by ING Investments. ING IM's principal address is 230 Park Avenue, New York, New York 10169. ING IM is an
affiliate of ING Investments and an indirect, wholly-owned subsidiary of ING
Groep.

The Sub-Advisory Agreement may be terminated without payment of any penalties by the Adviser, the Directors, on behalf of the Fund, or the shareholders of the
Fund upon 60 days prior written notice.

Sub-Advisory Fees

As compensation to ING IM for its services, ING Investments pays ING IM a monthly fee in arrears equal to 0.2025% of the Fund's average daily net assets managed during the month. To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in ING Institutional Prime Money
Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Fund's purchase of shares of an ING
Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Fund's Sub-Adviser will waive its fee in an amount equal to the sub-advisory fee received by the Sub-Adviser of the
ING Money Market Fund in which the Fund invests resulting from the Fund's investment into the ING Money Market Fund.

Sub-Advisory Fees Paid

Because the Fund had not commenced operations as of the date of this SAI, no sub-advisory fees were paid by the Fund as of the fiscal year ended May 31,
2007.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of the fiscal year ended May 31,
2007.

                           Registered                Other Pooled
                      Investment Companies       Investment Vehicles            Other Accts
                    ------------------------   ------------------------   ------------------------
                    Number of                  Number of                  Number of
Portfolio Manager    Accounts   Total Assets    Accounts   Total Assets    Accounts   Total Assets
-----------------   ---------  -------------   ---------   ------------   ---------   ------------
Paul Zemsky            39      5,189,394,019       0            $0          2/(1)/    $626,897,342

                                       60

(1)  1 account with total assets of $580,410,328 has an advisory fee that is also based on the performance of the account.

Potential Material Conflicts of Interest

The portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund.
These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

The potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

The portfolio manager may also manage accounts whose objectives and policies differ from that of the portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

For the portfolio managers ("Portfolio Manager") for the Fund, compensation consists of: (a) fixed base salary; (b) bonus which is based on ING IM performance, one and three year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

The Portfolio Manager for the Fund is also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (the S&P 500(R) Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the

                                       61

accounts' investments) for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75%
attributable to their specific team results (60% investment performance and 15%
net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

If the Portfolio Manager's fixed base salary compensation exceeds a particular threshold, he may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

Because the Fund had not commenced operations as of the date of this SAI, the
Portfolio Manager, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans, did not own shares of the Fund.

                                RULE 12b-1 PLANS

There are no 12b-1 fees for Class I shares of the Fund.

                                  ADMINISTRATOR

ING Funds Services, LLC ("Administrator") serves as administrator for the Fund pursuant to an Administration Agreement with the Company. The Administrator is an affiliate of ING Investments. The address of the Administrator is 7337 East
Doubletree Ranch Road, Scottsdale, AZ 85258. Subject to the supervision of the
Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by ING Investments under the Investment
Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the
Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operate in compliance with applicable legal requirements and for monitoring ING Investments for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund.

The Administration Agreement may be cancelled by the Board, without payment of any penalty, by a vote of a majority of the Directors upon sixty (60) days'
written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the
Company.

Administrative Fees Paid

For its services, the Administrator is entitled to receive from the Fund a fee at an annual rate of 0.10% of the Fund's average daily net assets.

Because the Fund had not commenced operations as of the date of this SAI, no administrative fees were paid by the Fund as of the fiscal year ended May 31,
2007.

                                       62

                                    CUSTODIAN

The Bank of New York Mellon Corporation (formerly, The Bank of New York), One
Wall Street, New York, New York 10286, serves as custodian of the Fund. The custodian does not participate in determining the investment policies of the
Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the United States, The Bank of New York Mellon Corporation has
entered into sub-custodian arrangements (which are designed to comply with Rule
17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                  LEGAL COUNSEL

Legal matters for the Company are passed upon by Goodwin Procter LLP, Exchange
Place, 53 State Street, Boston, MA 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm for the
Fund. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110.

                                 TRANSFER AGENT

DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent and dividend-paying agent to the Fund.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Portfolio Transactions

The Sub-Adviser for the Fund places orders for the purchase and sale of investment securities for the Fund pursuant to authority granted in the relevant
Investment Sub-Advisory Agreement. Subject to policies and procedures approved by the Company's Board, the Sub-Adviser has discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network ("ECN") or alternative trading system ("ATS").

In situations where the Sub-Adviser resigns or ING Investments otherwise assumes day to day management of the Fund pursuant to its Investment Advisory Agreement with the Fund, ING Investments will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the over-the-counter markets (such as fixed income securities and some equity securities) are generally traded on a
"net" basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security

                                       63

usually includes a profit to the dealer. Transactions in certain over-the counter securities also may be effected on an agency basis when, in the
Sub-Adviser's opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Sub-Adviser may also place trades using an ECN or ATS.

How the Sub-Adviser Selects Broker Dealers

The Sub-Adviser has a duty to seek to obtain best execution of the Fund's orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.
In selecting brokers and dealers to execute trades, the Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms' execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary;
special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Sub-Adviser (consistent with the "safe harbor"
described below); and the firms' general reputation, financial condition and responsiveness to the Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of the Fund's orders, the Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund (in the form of a credit to the Fund) a portion of the brokerage commissions paid to the broker-dealers by the Fund. Theses credits are used to pay certain expenses of the Fund. These commission recapture payments benefit the Fund and not the
Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker dealers to execute a trade for the Fund, the Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, the Sub-Adviser may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Sub-Adviser makes a good faith determination that the broker's commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser's overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of the Fund's commission dollars to pay for brokerage and research services provided to the Sub-Adviser is sometimes referred to as "soft dollars." Section 28(e) is sometimes referred to as a "safe harbor," because it permits this practice, subject to a number of restrictions, including the Sub-Adviser's compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

     Brokerage and Research Products and Services Under the Safe Harbor -
     Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized

                                       64

     historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts'
     earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Sub-Adviser is required to reasonably allocate the cost of the service so that any portion of the service that does not qualify for the safe harbor is paid for by the Sub-Adviser from its own funds, and not by portfolio commissions paid by the Fund.

     Benefits to the Sub-Adviser - Research products and services provided to the Sub-Adviser by broker dealers that effect securities transactions for the Fund may be used by the Sub-Adviser in servicing all of its accounts.
     Accordingly, not all of these services may be used by the Sub-Adviser in connection with the Fund. Some of these products and services are also available to the Sub-Adviser for cash and some do not have an explicit cost or determinable value. The research received does not reduce the sub-advisory fees payable to the Sub-Adviser for services provided to the
     Fund. The Sub-Adviser's expenses would likely increase if the Sub-Adviser had to generate these research products and services through its own efforts or if it paid for these products or services itself.

Broker Dealers that are Affiliated with ING Investments or a Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep,
ING Investments, or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the Securities and Exchange Commission and the Financial Industry Regulatory Authority ("FINRA"). Under these rules, the Sub-Adviser may not consider a broker's promotional or sales efforts on behalf of the Fund when selecting a broker dealer for Fund portfolio transactions and neither the Fund, nor a Sub-Adviser, may enter into an agreement under which the Fund directs brokerage transactions (or revenue generated from such transactions) to a broker dealer to pay for distribution of
Fund shares. The Fund has adopted policies and procedures, approved by the
Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about trading in Fixed Income Securities

                                       65

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed income securities, it is the policy of the Fund to obtain the best results while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in the Sub-Adviser, investment personnel, reorganizations or mergers of the Fund may result in the sale of a significant portion or even all of the
Fund's portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the Fund. The Fund, ING Investments, or the
Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, a reorganization, or other changes.

Allocation of Trades

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Fund's Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the
Fund and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser's written policies and procedures. The Sub-Adviser may use different methods of allocating the results aggregated trades. The Sub-Adviser's relevant policies and procedures and the results of aggregated trades in which the Fund participated are subject to periodic review by the Board. To the extent the Fund seeks to acquire (or dispose of) the same security at the same time, the Fund may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. However, over time, the Fund's ability to participate in aggregate trades is expected to provide better execution for the Fund.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.



                                       66




Because the Fund had not commenced operations as of the date of this SAI, no brokerage commissions were paid as of the fiscal year ended May 31, 2007.

Because the Fund had not commenced operations as of the date of this SAI, no brokerage commissions were paid to firms that also provided research, statistical, or other services to the Adviser as of the fiscal year ended May
31, 2007.

Because the Fund had not commenced operations as of the date of this SAI, the
Fund did not use affiliated brokers to execute portfolio transactions as of the fiscal year ended May 31, 2007.

                                       67

                        PURCHASE AND REDEMPTION OF SHARES

A complete description of the manner in which the shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide."

Class I shares of the Company are purchased and redeemed at the applicable NAV next determined after a purchase or redemption order is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which: (a) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of the Fund.

Certain brokers or other designated intermediaries such as third party administrators or plan trustees may accept purchase and redemption orders on behalf of the Fund. The transfer agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such order may be transmitted to the Fund or their agents several hours after the time of the acceptance and pricing.

If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of the Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy.
Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

                        SHAREHOLDER ACCOUNTS AND SERVICES

Shareholder Accounts and Services Systematic Investment

The Systematic Investment feature, using the Electronic Funds Transfer ("EFT")
capability, allows you to make automatic monthly investments in the Fund. On the application, you may select the amount of money to be moved. In order to elect
EFT, you must first have established an account, subject to the minimum amount

                                       68

specified in the Prospectus. Thereafter, the minimum monthly Systematic
Investment is currently $50 and we reserve the right to increase that amount.
EFT transactions will be effective 15 days following the receipt by the Transfer
Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared which may take up to 12 calendar days.

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual shareholder reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.


Cross Investing

Cross investing may only be made in the Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND
(866-289-3863).

Dividend Investing. You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

Systematic Exchange. You may establish an automatic exchange of shares from one
Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written

                                       69

redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges
Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature
Program ("NYSE MSP"). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

As noted in the Prospectus, the NAV and offering price of each class of the
Fund's shares will be determined once daily as of the close of regular trading
("Market Close") on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading.
As of the date of this SAI, the NYSE is closed on the following holidays: New
Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available
(which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund's
Board, in accordance with methods that are specifically authorized by the Board.
Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's
Board, in accordance with methods that are specifically authorized by the Board.
The valuation procedures applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Fund determines its

                                       70

NAV or if the foreign exchange closes prior to the time the Fund determines its
NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets.
Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund.
In calculating the Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures.
Events after the close of trading on a foreign market that could require the
Fund to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events.
Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE.
Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the
NYSE will not be reflected in the Fund's NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by the applicable Fund's custodian bank or other broker-dealers or banks approved by the Fund, on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of the Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to its Market

                                       71

Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after
Market Close will be confirmed at the next computed offering price as described in the Prospectus.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Fund and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Code, Treasury
Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

The Fund intends to qualify annually as a RIC under the provisions of Subchapter
M of the Code. To so qualify and to be taxed as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale of other disposition of foreign currencies, net income dividend from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the
Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RICs)
of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of our more qualified publicly traded partnerships; and (c)
distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

As a RIC, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income or as qualifying dividends eligible for a reduced rate of tax as discussed below. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

                                       72

Distributions

Dividends of investment company taxable income (including short-term capital gains) are generally taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent that such distributions are attributable to the Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.
Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The
Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from
Fund investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by
"qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the United States, and corporations eligible for the benefits of a comprehensive income tax treaty with the United
States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies and passive foreign investment companies are not treated as "qualified foreign corporations." The lower rates on long-term capital gains and qualifying dividends are currently scheduled to apply through 2010. In the absence of further Congressional action, for the calendar years after 2010, the maximum rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

Dividends, including capital gain dividends, declared in October, November, or
December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on
December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Original Issue Discount and Market Discount

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received

                                       73

by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the
Code.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes.
The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss.
Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the
Code as "Section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

The Fund may invest in stocks of foreign companies that are classified under the
Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to
PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years)
even though the Fund distributes the corresponding income to shareholders. Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a
PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.
Alternatively, another election may be available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included

                                       74

in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not invest in PFIC stock. Note that distributions from a
PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his/her pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his/her pro rata share of foreign income and similar taxes in computing his/her taxable income or to use it as a foreign tax credit against his/her U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on
"qualifying dividends."

Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.
The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six
(46) days in the case of preferred shares) during the thirty-one (31) day period
(ninety-one (91) day period for preferred shares) beginning fifteen (15) days
(forty-five (45) days for preferred shares) before the shares become ex-dividend. If the Fund is not eligible to make the election to "pass-through"
to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as U.S. source income.

The taxation of equity options (including options on narrow-based stock indices)
and over-the-counter options on debt securities is governed by Code Section
1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

                                       75

Certain options and financial contracts in which the Fund may invest are
"Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses
("60/40"); however, foreign currency gains or losses (as discussed below)
arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are
"marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in
"straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.
Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to the Fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss)
from a constructive sale of certain "appreciated financial positions" if the
Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the sixty (60) day period beginning on the day such transaction was closed, if certain conditions were met.

Under recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to "qualifying dividend," to instead be taxed at the tax rate of tax applicable to ordinary income.

Requirements relating to the Fund's tax status as a RIC may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

Short Sales and Short Sales Against the Box

If the Fund sells securities short against the box, unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against

                                       76

the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if the
Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Other Investment Companies

It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Fund may limit the extent to which the Fund will be able to invest in other investment companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies' fees and expenses.

Sale or Other Disposition of Shares

Upon the sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hand, which generally may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30)
days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six (6) months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.
As noted above, the maximum tax rate for individual taxpayers is 15% on long-term capital gains.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a RIC, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and
(3) the shareholder subsequently acquires shares of the same or another RIC and the otherwise applicable sales charge is reduced or eliminated under a
"reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Backup Withholding

The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals
(currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Foreign Shareholders

                                       77

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership
("foreign shareholder"), depends on whether the income from the Fund is
"effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a
U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to individual shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                                   DISTRIBUTOR

Shares of the Fund are distributed by the Distributor pursuant to an underwriting agreement between the Company on behalf of the Fund and the
Distributor ("Underwriting Agreement"). The Underwriting Agreement requires the
Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the direction of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized
Dealer"). If 90% or more of the sales commission is reallowed, such Authorized dealer may be deemed to be an "underwriter" as that term is defined under the
1933 Act. After an initial term, the Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Fund and has no effect on the NAV of the Fund. The
Distributor's address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona
85258. The Distributor is a Delaware corporation and is an affiliate of ING
Investments and an indirect wholly-owned subsidiary of ING Groep.

The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by

                                       78

certain broker-dealers or "focus firms." The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: A.G. Edwards & Sons, Inc.; Advantage Capital Corporation; AIG
Financial Advisors, Inc.; American General Securities, Inc.; Banc of America
Investment Services, Inc.; Banc of America Securities LLC; Banc One Securities
Corporation; Chase Investment Services; Citigroup Global Markets, Inc;
Citistreet Equities LLC; Financial Network Investment Corporation; FSC
Securities Corporation; H & R Block Financial Advisors LLC; ING Financial
Partners, Inc.; JP Morgan Investment, LLC; JP Morgan Securities, Inc.; Linsco
Private Ledger Financial Services; Merrill Lynch, Morgan Stanley & Co. Inc.;
Morgan Stanley Dean Witter; Multi-Financial Securities Corporation; PrimeVest
Financial Services, Inc.; Prudential Investment Management Services, LLC;
Prudential Retirement Brokerage Services, Inc.; Prudential Securities; Raymond
James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Dain
Rauscher, Inc.; Royal Alliance Associates, Inc.; UBS Financial Services, Inc.;
Wachovia Bank; Wachovia Brokerage Services, Inc.; Wachovia Securities Financial
Network, Inc.; Wachovia Securities LLC; Wells Fargo Bank; Wells Fargo Bank N.A.;
and Wells Fargo Investments LLC.

Because the Fund had not commenced operations as of the date of this SAI, the
Distributor recovered no amounts in sales charges in connection with the sale of shares as of the fiscal year ended May 31, 2007.

Because the Fund had not commenced operations as of the date of this SAI, the
Distributor recovered no sales charges in connection with the sale of shares of the Fund as of the fiscal year ended May 31, 2007.

Because the Fund had not commenced operations as of the date of this SAI, no commissions or other compensation was received by each principal underwriter who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly, as of the fiscal year ended May 31, 2007.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation

The Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one (1), five
(5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P (1 + T)/n/ = ERV

Where:   P   = a hypothetical initial payment of $1,000,
         T   = the average annual total return,
         n   = the number of years, and
         ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund.
Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

                                       79

The Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one (1), five
(5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                             P (1 + T)/n/ = ATV//D//

Where:   P        = a hypothetical initial payment of $1,000,
         T        = the average annual total return (after taxes on
                    distributions),
         n        = the number of years, and
         ATV//D// = ending value of a hypothetical  $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or
                    fractional  portion),  after taxes on Fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid.
Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund.
Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption)
Quotation

The Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one (1), five (5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                            P (1 + T)/n/ = ATV//DR//

Where:   P         = a hypothetical initial payment of $1,000,
         T         = the average annual total return (after taxes on
                     distributions),
         n         = the number of years, and
         ATV//DR// = ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods
                     (or fractional portion), after taxes on Fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid.
Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

                                       80

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund.
Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Dividend Yield

The Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current
Prospectus. The current distribution rate for the Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of the Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load.

Additional Performance Quotations

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class I shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services,
Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional
Investor, Money and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

                              FINANCIAL STATEMENTS

The Fund's annual and semi-annual shareholder reports may be obtained, when available, without charge by contacting ING Funds at 7337 East Doubletree Ranch
Road, Scottsdale, Arizona 85258, (800) 992-0180.

                                       81

                                   APPENDIX A

Appendix A

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 10, 2003

Revision Date: September 1, 2007

I.	INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.	DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance

[1]

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

A-1

with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors1, has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.	VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

[1]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would

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generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.	Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s

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recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.	CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

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EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST1

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

[1]	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

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EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I.	INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.	ROLES AND RESPONSIBILITIES

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

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Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a

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quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.	VOTING PROCEDURES

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

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B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

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3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.	The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.	ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

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For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V. REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC:

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Steve Wastek, Esq.	Counsel, ING Americas US Legal Services

Effective as of May 1, 2007

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EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.	INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management. However, this policy shall not apply to CASE-BY-CASE proposals for which a

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contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

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WITHHOLD votes from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis. Generally, vote FOR nominees when (1) the issue relevant to the majority WITHHOLD has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a “pay for performance” disconnect, as defined by the Agent, generally DO NOT WITHHOLD support from director nominees. If the Agent has raised other considerations regarding “poor compensation practices,” consider nominees on a CASE-BY-CASE basis. However, where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes from nominees who did not serve on the compensation committee, or board, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, e.g., that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis. Generally:

(1)	WITHHOLD votes from the fewest directors whose removal would achieve majority independence across the remaining board.

(2)	WITHHOLD votes from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

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(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, WITHHOLD support from nominees when the Agent so recommends due to assessment that they acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

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Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)	Only if the director’s legal expenses would be covered.

2.	Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.	Auditors

Ratifying Auditors

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. If such concerns

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exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.	Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

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Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

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Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Amendments to Corporate Documents

Unless support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6.	Miscellaneous

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

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•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Open Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Generally, vote FOR management proposals but AGAINST shareholder proposals, unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated. For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis, with voting decisions determined based on the Agent’s criteria, considering whether the related proposal received the requisite support for approval and was adopted for the benefit of the company and its shareholders.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

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7.	Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•

Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•	Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights. Consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Consider management proposals to eliminate dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

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Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if the Agent otherwise supports management’s rationale.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

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Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.	Executive and Director Compensation

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•

Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•

Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE.

•	Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance as defined by Agent.

•	Generally, vote AGAINST plans administered by potential grant recipients.

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

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Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Golden and Tin Parachutes

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such “parachutes” specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

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Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Expensing of Stock Options

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.	State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.	Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

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Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.	Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

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Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

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Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.	Social and Environmental Issues

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.	Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of quorum

•	the agenda for the shareholder meeting

A-30

•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting

•	regulatory filings (e.g., to effect approved share issuances)

•	the designation of inspector or shareholder representative(s) of minutes of meeting

•	the designation of two shareholders to approve and sign minutes of meeting

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate. If the slate is bundled and audit committee membership is unclear, vote FOR if the Agent otherwise recommends support.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

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Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent’s standards for withholding support from bundled slates or non-independent directors excluding the CEO, as applicable, if the board is non-majority independent or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•	bundled slates of nominees (e.g., Hong Kong or France);

•	simultaneous reappointment of retiring directors (e.g., South Africa);

•

in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•	nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa).

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis. Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•	the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•	the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

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Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).

Director Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

Retirement Bonuses

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. If the Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason, unless bundled with bonuses for a majority of retirees a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

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Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For Toronto (Canada) Stock Exchange issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals that:

•	exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution assessment is precluded by inadequate disclosure;

•

provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan);

•	are administered by potential grant recipients;

•	permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, purchase price and performance criteria;

•	provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device;

•

provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•

allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•

provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

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Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses or vesting upon change in control (other than addressed above), provided the company has provided a reasonable rationale in support of the relevant plan/award, practice or participation.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)	practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)	retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)	equity award valuation triggering a negative recommendation from the Agent; or

(4)	provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided. Reports with unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital, general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital, and requests to reissue repurchased shares if the related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

A-35

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

•

Generally, vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

A-36

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

Generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards. In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

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Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•	it is editorial in nature;

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•	it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•	the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•	it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•	it reduces relevant disclosure to shareholders;

•	it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•	it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•

it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•

If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a

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critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 24, 2008

                              ING SERIES FUND, INC.
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 922-0180

                         ING Global Income Builder Fund

              Class A, Class B, Class C, Class I and Class W Shares

This Statement of Additional Information ("SAI") relates to ING Global Income
Builder ("Fund"), a series of ING Series Fund, Inc. ("Company"). A prospectus or prospectuses (each a "Prospectus" and collectively, the "Prospectuses") for the
Fund dated March 24, 2008, which provide the basic information you should know before investing in the Fund, may be obtained without charge from the Fund or the Fund's principal underwriter, ING Funds Distributor, LLC ("Distributor"), at the address listed above. This SAI is not a prospectus, but is incorporated herein by reference and should be read in conjunction with the Prospectuses, each dated March 24, 2008, which have been filed with the United States
Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

The information in this SAI expands on the information contained in the
Prospectuses and any supplements thereto. Copies of the Fund's Prospectuses and annual or semi-annual shareholder reports, when available, may be obtained upon request and without charge by contacting the Fund at the address and phone number written above. Terms used in this SAI have the same meaning as in the
Prospectuses, and some additional terms are defined particularly for this SAI.

                                TABLE OF CONTENTS



                                        2

                             HISTORY OF THE COMPANY

The Company is a Maryland corporation registered as a diversified, open-end management investment company. The Company was organized in June 1991 and currently consists of 16 separately managed series.

This SAI pertains only to ING Global Income Builder Fund.

Incorporation. The Company was incorporated under the laws of the state of
Maryland on June 17, 1991.

Series and Classes. The Company currently offers multiple series. Only ING
Global Income Builder is offered through this SAI and the corresponding
Prospectuses.

The Board of Directors ("Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund currently are classified into multiple classes. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class;
(b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Class A, B, C, I and
W shares are offered through this SAI and the corresponding Prospectuses.

Capital Stock. Fund shares are fully paid and non-assessable when issued. Fund shares have no preemptive or conversion rights, except that the Fund's Class B shares automatically convert to Class A shares after 8 years. A shareholder's
Class B shares will automatically convert to Class A shares in the Fund on the second calendar day of the following month in which the eighth anniversary of the issuance of the Class B shares occurs, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B shares acquired initially through funds that were a part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

Each share of the Fund has the same rights to share in dividends declared by the
Fund for that share class. Upon liquidation of the Fund, shareholders in the
Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights. Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares.
Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Shareholder Meetings. The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the
Directors or as required by the Investment Company Act of 1940, as amended
("1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification. The Company is a diversified, open-end management investment company, as those terms are defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                                        3

             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

Diversification

The Fund is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, the Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose, other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

Investments, Investment Strategies and Risks

The Fund invests in a combination of Underlying Funds that in turn invest in fixed income and/or equity securities of issuers located in a number of different countries, one of which may the United States. The Fund also expects to employ a strategy of writing (selling) call options on equity indices, baskets of securities and exchange-traded funds in an attempt to generate gains from option premiums as a means of enhancing distributions paid to shareholders as described in the Prospectuses. Underlying Funds must be approved by the Board before becoming eligible investments for the Fund. The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Fund does not invest directly in securities. However, the Fund is subject to the risks described below indirectly through its investment in the
Underlying Funds. The Underlying Funds may use any or all of these techniques at any one time, and the fact that an Underlying Fund may use a technique does not mean that the technique will be used. An Underlying Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Underlying Fund's investment objective, policies and restrictions described in the Underlying Fund's Prospectus and/or SAI, as well as the federal securities laws. There can be no assurance that any of the Funds will achieve their respective investment objectives. The Fund's policies, investment strategies and practices are non-fundamental unless otherwise indicated. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund's Prospectus.

EQUITY INVESTMENTS

Common Stock, Preferred Stock, Convertible Securities and Other Equity
Securities

Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives an Underlying Fund the right to vote on issues affecting the company's organization and operations. Except for
Underlying Funds that are non-diversified, such investments may be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of

                                        4

prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

A convertible security is a security that may be converted either at a stated
price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, an Underlying
Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed-rate of return than is available on common stocks. The value of a convertible security is a function of its
"investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the
Underlying Fund because the Underlying Funds purchase such securities for their equity characteristics.

"Synthetic" convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, an Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

FOREIGN AND EMERGING MARKET SECURITIES

American Depositary Receipts, European Depositary Receipts and Global Depositary
Receipts

American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and
European Depositary Receipts ("EDRs") or other similar securities represent securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for

                                        5

use in European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Emerging Markets

Although the Underlying Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions, and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Underlying Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the
Underlying Funds and any income earned by the Underlying Fund should be considered incidental. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets.
Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.
The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S.
issuers, and may carry the same risks as investing in foreign securities.

Eurodollar Convertible Securities

Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. Underlying Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange ("NYSE")
or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Underlying Funds may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

                                        6

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S.
government agency or instrumentality.

Foreign Currency Exchange Transactions

Because the Underlying Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Underlying Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Underlying Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Underlying Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended
("Code").

Foreign Mortgage Related Securities

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First
Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the
United States. However, foreign mortgage markets may differ materially from the
U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

International Debt Securities

Certain of the Underlying Funds may invest in debt obligations (which may be denominated in U.S. dollar or

                                        7

in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority)
or their agencies or instrumentalities, including ADRs consistent with each
Underlying Fund's policies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities and zero-coupon securities.

In determining whether to invest in debt obligations of foreign issuers, an
Underlying Fund would consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries'
financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Underlying Funds having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. An Underlying Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.
Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Underlying Funds' investment income may be received or realized in foreign currencies, the Underlying Funds would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933 ("1933 Act"), the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Securities of Foreign Issuers

Securities of foreign issuers traded outside of the United States have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of an Underlying Fund is uninvested and no return is earned thereon. The inability of the Underlying Funds to make intended security purchases due to settlement problems could cause the Underlying Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the
Underlying Funds due to subsequent declines in value of the portfolio security or, if the Underlying Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

                                        8

Although the Underlying Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Underlying Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a fund with an investment objective of long-term capital appreciation because any income earned by the Underlying Fund should be considered incidental.

Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as an Underlying
Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of an Underlying Fund that invests in such countries. For example, an Underlying Fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of an Underlying Fund.
Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which an Underlying Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where an Underlying
Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving an Underlying Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to an
Underlying Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to an Underlying Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Underlying Fund.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Underlying Funds' investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from
"securities related activities," as defined by the rules thereunder. The provisions may restrict the Underlying Funds' investments in certain foreign banks and other financial institutions.

Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of an Underlying Fund's shares.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

                                        9

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where an Underlying Fund's assets may be released prior to receipt of payment or securities, may expose the Underlying
Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of an Underlying Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

Taxes. The interest payable on certain of the Underlying Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Underlying Funds'
shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of
U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by an Underlying Fund.

Costs. The expense ratios of an Underlying Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which an Underlying Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Underlying Fund's prospectuses, depending on the adviser's or sub-adviser's assessment of prevailing market, economic and other conditions.

Sovereign Debt Securities

Sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Underlying Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities.
Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the
Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador,
Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay and may be issued by other emerging countries.

Supranational Agencies

Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is a 27-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which

                                       10

is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and
Pacific regions.

FIXED-INCOME INVESTMENTS

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.
Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the
"margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.
Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury
Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National
Median Cost of Funds, the one-month or three-month London Interbank Offered Rate
("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District
Home Loan Bank Cost of Funds index (often related to ARMS issued by Federal
National Mortgage Association ("FNMA")), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Corporate Debt Securities

Corporate debt securities include investment grade corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High-Yield Securities" below.

Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's Investors Service, Inc. ("Moody's") or BBB from Standard and Poor's
Rating Corporation ("S&P"), or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Floating or Variable Rate Instruments

Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit

                                       11

support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). An Underlying Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by an Underlying Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since an Underlying Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, an Underlying Fund obtains the contractual right to require the issuer of the security, or some other person
(other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

GNMA Certificates

Certificates issued by the Government National Mortgage Association ("GNMA")
("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA
Certificates that the Underlying Funds may purchase are the "modified pass-through" type.

GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home
Administration ("FMHA") or guaranteed by the Veterans Administration ("VA").
GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a GNMA Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA
Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA
Certificates is lower than the interest rate paid on the VA-guaranteed or
FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA
Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned.
Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Underlying Fund would be reduced.

High-Yield Securities

High-yield securities are debt securities that are rated lower than "Baa" by
Moody's or "BBB" by S&P, or of

                                       12

comparable quality if unrated.

High-yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

High-yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities.
Fluctuations in value do not affect the cash income from the securities, but are reflected in an Underlying Fund's net asset value ("NAV"). The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies.

Certain securities held by an Underlying Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by an Underlying Fund during a time of declining interest rates, the Underlying Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The medium- to lower-rated and unrated securities in which the Underlying Funds invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High-Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to interest rate and economic changes. High-yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high-yield bonds tend to underperform Treasury and investment grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high-yield security owned by the Underlying Funds defaults, the Underlying Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and the Underlying Funds' NAV.
Furthermore, in the case of high-yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

Payment Expectations. High-yield securities present risks based on payment expectations. For example, high-yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a

                                       13

declining interest rate market, the Underlying Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high-yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment grade bonds.

Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market.
Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as Treasury and investment grade bonds. The ability of an
Underlying Fund's Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly-traded or illiquid.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market. To the extent the
Underlying Funds own illiquid or restricted high-yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation. Special tax considerations are associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities. The Underlying
Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

Limitations of Credit Ratings. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the adviser or sub-adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Underlying Funds' investment objective may be more dependent on the adviser's or sub-adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The adviser or sub-adviser, where applicable, continually monitors the investments in the Underlying Funds'
portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. The Underlying Funds may retain a security whose rating has been changed.

Mortgage-Related Securities

Mortgage-related securities include U.S. government agency mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, including the GNMA, FNMA and the Federal Home Loan Mortgage
Corporagtion ("FHLMC"). These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. "See , U.S.
Government Securities" below.

One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a
"pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

"Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and

                                       14

principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers). Certificates issued by
GNMA are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors include FNMA and FHLMC (though these certificates are not backed by the full faith and credit of the U.S. government). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

The prices of high coupon U.S. Government Agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

Certain Underlying Funds may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the adviser or sub-adviser may, consistent with the Underlying Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities in which the Underlying Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of
1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA,
FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the
SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Underlying
Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, certain Underlying Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in

                                       15

mortgage-backed securities; (b) do not issue redeemable securities as defined in
Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

Privately Issued CMOs

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer.
Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

Interest/Principal Only Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S.
government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the adviser or a sub-adviser under guidelines and standards established by an Underlying Fund's Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Risks of Investing in Mortgage-Related Securities. Investments in
mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by an Underlying Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of
Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, SMBS are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments
(including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to

                                       16

prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made.
An Underlying Fund could fail to fully recover its initial investment in a CMO residual or a SMBS.

Municipal Securities

Municipal securities are debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities ("municipal securities").
Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works.
Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems;
highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Underlying Funds.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by
Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Industrial Development and Pollution Control Bonds. These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Municipal Lease Obligations. These are lease obligations or installment purchase contract obligations of

                                       17

municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. An Underlying Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation"
clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

The Underlying Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the adviser or sub-adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an
Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal payments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies

                                       18

and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Underlying Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Underlying Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

An Underlying Fund's adviser or sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. An Underlying Fund's adviser or sub-adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. An Underlying Fund seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the adviser or sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. An Underlying Fund's adviser or sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S.
Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition,
U.S. government securities include securities issued by instrumentalities of the
U.S. government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United
States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Certain Underlying Funds will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in

                                       19

a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and an Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower.
Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Underlying Funds.

The non-mortgage-related asset-backed securities in which certain Underlying
Funds may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

Banking Industry Obligations

Banking industry obligations include certificates of deposit, bankers'
acceptances, and fixed time deposits. The Underlying Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, Underlying Fund's investment is limited to the FDIC-insured amount of
$100,000.

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. Certain
Underlying Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.
Certificates of deposit and bankers' acceptances acquired by the Underlying
Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

An Underlying Fund holding instruments of foreign banks or financial institutions may be subject to additional

                                       20

investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that an Underlying Fund may acquire.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, certain Underlying Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Certain Underlying Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Certain
Underlying Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Underlying Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or
"Aa" or higher by Moody's or a comparable rating agency.

Credit-Linked Notes

A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or an Underlying
Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for an Underlying Fund. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). An
Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.

                                       21

Derivatives

The ING Global Income Builder Fund and/or certain Underlying Funds may invest in derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons including to enhance return, to hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for ING Global Income Builder Fund and/or an Underlying Fund to
invest than "traditional" securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit an ING Global Income Builder Fund and/or an Underlying Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as ING Global Income Builder Fund and/or an Underlying Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.
Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, ING Global Income Builder Fund and/or the Underlying Funds
will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by ING Global Income Builder Fund and/or an Underlying
Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for
it.

The value of some derivative instruments in which ING Global Income Builder Fund and/or an Underlying Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of ING Global Income
Builder Fund and/or the Underlying Funds, the ability of ING Global Income
Builder Fund and/or the Underlying Funds to successfully utilize these instruments may depend in part upon the ability of the ING Global Income Builder
Fund's and/or an Underlying Fund's adviser or sub-adviser to forecast interest rates and other economic factors correctly. If the adviser or sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, ING Global Income Builder Fund and/or the Underlying Funds could be exposed to the risk of loss.

ING Global Income Builder Fund and/or an Underlying Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If ING Global Income Builder Fund's and/or an Underlying
Fund's adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for ING
Global Income Builder Fund and/or an Underlying Fund, ING Global Income Builder
Fund and/or the Underlying Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of ING Global
Income Builder Fund and/or the Underlying Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because ING Global Income
Builder Fund and/or the Underlying Funds are required to maintain asset coverage or offsetting

                                       22

positions in connection with transactions in derivative instruments, and the possible inability of ING Global Income Builder Fund and/or the Underlying Funds
to close out or to liquidate its derivatives positions. In addition, ING Global
Income Builder Fund and/or the Underlying Funds' use of such instruments may cause ING Global Income Builder Fund and/or the Underlying Funds to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Options on Securities and Indices - ING Global Income Builder Fund and/or
certain Underlying Funds may, to the extent specified herein or in the
Prospectuses, purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call)
or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

Certain Underlying Funds will write call options and put options only if they are "covered." ING Global Income Builder Fund may write uncovered calls. In the case of a call option on a security, the option is "covered" if an Underlying
Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Underlying Fund's adviser or sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the
Underlying Funds. For a call option on an index, the option is covered if an
Underlying Fund maintains with its custodian assets determined to be liquid by the Underlying Fund's adviser or sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index.
A call option is also covered if an Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii)
greater than the exercise price of the call written, provided the difference is maintained by the Underlying Funds in segregated assets determined to be liquid by an Underlying Fund's adviser or sub-adviser in accordance with procedures established by the Board. A put option on a security or an index is "covered" if the Underlying Fund segregates assets determined to be liquid by the Underlying
Fund's adviser or sub-adviser in accordance with procedures established by the
Board, equal to the exercise price. A put option is also covered if an
Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Underlying Fund in segregated assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board.

If an option expires unexercised, the Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Underlying Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Underlying Funds desire.

                                       23

ING Global Income Builder Fund and/or an Underlying Fund may well sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. ING Global Income
Builder Fund and/or the Underlying Funds will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option or, if it is more, ING Global Income
Builder Fund and/or the Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, ING Global Income Builder Fund and/or the Underlying
Funds will realize a capital gain or, if it is less, ING Global Income Builder
Fund and/or the Underlying Funds will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by ING Global Income Builder
Fund and/or the Underlying Funds is an asset of ING Global Income Builder Fund and/or the Underlying Funds. The premium received for an option written by ING
Global Income Builder Fund and/or the Underlying Funds is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available at the mean between the last bid and asked prices.

ING Global Income Builder Fund and/or certain Underlying Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet ING Global Income Builder Fund and/or an Underlying Fund's
immediate obligations. ING Global Income Builder Fund and/or the Underlying
Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, ING Global Income
Builder Fund and/or the Underlying Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Risks Associated with Options on Securities and Indices. There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by ING Global Income Builder Fund and/or the Underlying
Funds is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), ING Global Income Builder Fund and/or the Underlying Funds will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when ING Global Income
Builder Fund and/or the Underlying Funds seek to close out an option position.
If ING Global Income Builder Fund and/or the

                                       24

Underlying Funds were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If ING Global Income Builder Fund and/or the
Underlying Funds were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, ING Global Income Builder Fund and/or the Underlying Funds forgo, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by ING Global Income Builder
Fund and/or the Underlying Funds, ING Global Income Builder Fund and/or the
Underlying Funds would not be able to close out the option. If restrictions on exercise were imposed, ING Global Income Builder Fund and/or the Underlying
Funds might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by ING Global Income Builder Fund and/or the Underlying Funds is covered by an option on the same index purchased by the ING Global Income Builder Fund and/or Underlying Funds, movements in the index may result in a loss to ING Global Income Builder Fund and/or the
Underlying Funds. However, such losses may be mitigated by changes in the value of ING Global Income Builder Fund's and/or the Underlying Fund's securities during the period the option was outstanding.

Foreign Currency Options. ING Global Income Builder Fund and/or certain
Underlying Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives that purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of ING Global Income Builder Fund and/or the Underlying Funds to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

ING Global Income Builder Fund and/or certain Underlying Funds may invest in futures contracts and options thereon ("futures options") including such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indices. To the extent that ING Global
Income Builder Fund and/or an Underlying Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies including: the S&P 500(R) Composite Stock Price Index ("S&P 500(R) Index"); the
S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S.
Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the

                                       25

Australian dollar; the Canadian and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

ING Global Income Builder Fund and/or certain Underlying Funds may purchase and write call and put futures options, as specified for ING Global Income Builder
Fund and/or those Underlying Funds in this SAI or the Prospectuses. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Certain Underlying Funds intend generally to limit their use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the
Underlying Fund's securities or the price of the securities, which the
Underlying Fund intends to purchase. An Underlying Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce an Underlying Fund's exposure to interest rate fluctuations, the Underlying Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

Certain Underlying Funds will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by an Underlying Fund, the
Underlying Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the
Underlying Fund's adviser or sub-adviser in accordance with procedures established by the Board ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Underlying Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Underlying Fund pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by Underlying Fund but is instead a settlement between Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Fund will mark-to-market its open futures positions.

Certain Underlying Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract
(and the related initial margin requirements), the current market value of the option, and other futures positions held by Underlying Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, an Underlying Fund realizes a capital gain, or if it is more, the
Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, Underlying Fund realizes a capital gain, or if it is less, the

                                       26

Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations.

A covered straddle consists of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Underlying Fund's immediate obligations. An Underlying
Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, an Underlying Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Limitations on Use of Futures and Futures Options. In general, an Underlying
Fund intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. When purchasing a futures contract, an
Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Underlying Fund's adviser or sub-adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, an Underlying
Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Underlying Fund.

When purchasing a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Underlying Fund's adviser or sub-adviser in accordance e with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, an Underlying Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Underlying Fund.

When selling a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Underlying Fund's adviser or sub-adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, an Underlying Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by an Underlying Fund
(or at a higher price if the difference is maintained in liquid assets with the
Underlying Fund's custodian).

When selling a call option on a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Underlying Fund's adviser or sub-adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, an
Underlying Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by an Underlying Fund.

When selling a put option on a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Underlying Fund's adviser or sub-adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, an
Underlying Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Underlying Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover an Underlying Fund's obligations under the futures contracts and related options, such use will not eliminate the

                                       27

risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Underlying Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on an Underlying Fund's portfolio securities. Thus, the use of a longer-term security may require an Underlying Fund to hold offsetting short-term securities to balance the Underlying Fund's portfolio such that the
Underlying Fund's duration does not exceed the maximum permitted for an
Underlying Fund in the prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which Underlying Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in an Underlying Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.
The daily limit governs only price movements during a particular trading day and therefore does not limit potential loses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when an
Underlying Fund seeks to close out a futures or a futures option position, and that an Underlying Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures
Contracts and Forward Currency Exchange Contracts and Options Thereon. Options
on securities, futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the
United States of data on which to make trading decisions, (iii) delays in an
Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Exchange-traded options generally have a continuous liquid market while Over the
Counter Options ("OTC")

                                       28

may not. Consequently, ING Global Income Builder Fund and/or an Underlying Fund
can realize the value of an OTC Option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when ING Global Income
Builder Fund and/or an Underlying Fund writes an OTC Option, ING Global Income
Builder Fund and/or the Underlying Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer.
While ING Global Income Builder Fund and/or the Underlying Funds seek to enter into OTC Options only with dealers who will agree to and can enter into closing transactions with ING Global Income Builder Fund and/or an Underlying Fund, no
assurance exists that ING Global Income Builder Fund and/or an Underlying Fund
will at any time be able to liquidate an OTC Option at a favorable price at any time prior to expiration. Unless ING Global Income Builder Fund and/or an
Underlying Fund, as a covered OTC/call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, ING Global Income Builder Fund and/or an
Underlying Fund may be unable to liquidate an OTC Option. With respect to options written by ING Global Income Builder Fund and/or an Underlying Fund, the
inability to enter into a closing transaction may result in material losses to
ING Global Income Builder Fund and/or an Underlying Fund. For example, because
ING Global Income Builder Fund and/or an Underlying Fund must maintain a secured position with respect to any call option on a security it writes, ING Global
Income Builder Fund and/or the Underlying Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option.
This requirement may impair ING Global Income Builder Fund and/or the Underlying
Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

Financial Futures Contracts and Related Options. Financial futures contracts and related options may be used to hedge against changes in the market value of portfolio securities or securities intended to be purchased. An Underlying Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which Underlying
Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position.
There are two types of hedges -- long (or buying) and short (or selling) hedges.
Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Underlying Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales.
Similarly, it is possible to protect against an increase in the market price of securities that the Underlying Funds may wish to purchase in the future by purchasing futures contracts.

Financial futures contracts, which are traded on a recognized exchange or board of trade, may be used. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S.
Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500(R) Index and such other broad-based stock market indices as the NYSE Composite Stock Index and the Value Line Composite Stock Price
Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price.
A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

                                       29

In contrast to the situation when an Underlying Fund purchases or sells a security, no security is delivered or received by Underlying Fund upon the purchase or sale of a financial futures contract. Initially, the Underlying Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount.
Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Underlying Fund's initial margin deposit with respect thereto will be segregated with the Underlying Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.
The extent to which the Underlying Fund may enter into financial futures contracts and related options may also be limited by the requirements of the
Code for qualification as a regulated investment company.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss.
Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

The Underlying Funds will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations and Risks on Futures Contracts and Related Options. The purchase of options involves certain risks. If a put option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the
Underlying Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when an
Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying
Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. An Underlying Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements, the
Underlying Fund would continue to be required to make daily margin payments. In this situation, if the Underlying Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Underlying Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could

                                       30

have an adverse impact on the Underlying Fund's ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Underlying Funds to incur additional brokerage commissions and may cause an increase in the Underlying Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the adviser or sub-adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by an Underlying Fund or such prices move in a direction opposite to that anticipated, the Underlying Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Underlying Fund for the period may be less than if it had not engaged in the hedging transaction.

The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, an Underlying Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where an Underlying Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the
Underlying Fund's portfolio may decline. If this occurred, the Underlying Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Underlying Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Underlying
Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Underlying Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for an Underlying
Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to an Underlying Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Foreign Currency Futures Contracts. Foreign currency future contracts may be used for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British Pound, the Japanese Yen, the Swiss
Franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future.

                                       31

Foreign Currency Options.

A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. ING Global Income Builder Fund and/or the Underlying Funds use
foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of ING Global Income Builder Fund and/or the Underlying Funds to reduce foreign currency risk using such options.

As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge up to the amount of the premium received. ING
Global Income Builder Fund and/or the Underlying Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to ING Global Income Builder Fund's and/or an
Underlying Fund's position, ING Global Income Builder Fund and/or the Underlying
Fund may forfeit the entire amount of the premium plus related transaction costs.

Forward Currency Contracts

Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

OTC Options

OTC Options and the assets used as cover for written OTC Options are illiquid securities. In connection with these special arrangements, ING Global Income
Builder Fund and/or the Underlying Fund intends to establish standards for the creditworthiness of the dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by ING Global Income Builder Fund's and/or the
Underlying Fund's adviser or sub-adviser. Under these special arrangements, ING
Global Income Builder Fund and/or the Underlying Fund will enter into contracts with dealers that provide that ING Global Income Builder Fund and/or the
Underlying Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract.
Although the specific details of the formula may vary between contracts with different dealers, the formula will generally be based on a multiple of the premium received by ING Global Income Builder Fund and/or the Underlying Fund
for writing the option, plus the amount, if any, by which the option is
"in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by ING Global Income Builder Fund and/or the
Underlying Fund. Under such circumstances, ING Global Income Builder Fund and/or the Underlying Fund will treat as illiquid that amount of the cover assets equal to the

                                       32

amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is
"in-the-money"). Although each agreement will provide that ING Global Income
Builder Fund's and/or the Underlying Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, ING Global Income Builder Fund and/or the
Underlying Fund might pay more to repurchase the OTC Option contract than ING
Global Income Builder Fund and/or the Underlying Fund would pay to close out a similar exchange traded option.

Purchasing Options

Purchasing Put and Call Options. Put and call options are derivative securities traded on U.S. and foreign exchanges, including the American Stock Exchange,
Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock
Exchange and NYSE. Except as indicated in "Non-Hedging Strategic Transactions,"
ING Global Income Builder Fund and/or the Underlying Funds may engage in trading of such derivative securities exclusively for hedging purposes.

If a put option is purchased, ING Global Income Builder Fund and/or the
Underlying Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style"
options) or on the option expiration date (for "European-style" options).
Purchasing put options may be used as a portfolio investment strategy when the adviser or sub-adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If ING Global Income
Builder Fund and/or the Underlying Fund holds a stock which the adviser or sub-adviser believes has strong fundamentals, but for some reason may be weak in the near term, ING Global Income Builder Fund and/or the Underlying Fund may
purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option.
Consequently, ING Global Income Builder Fund and/or the Underlying Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date ING Global Income Builder Fund and/or the
Underlying Fund exercises the put, less transaction costs, is the amount by which ING Global Income Builder Fund and/or the Underlying Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price ING
Global Income Builder Fund and/or the Underlying Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit ING Global Income Builder Fund and/or the Underlying Fund
realizes on the sale of the securities.

If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if ING Global Income Builder Fund and/or the Underlying Fund
has a short position in the underlying security and the security thereafter increases in price. ING Global Income Builder Fund and/or the Underlying Fund
will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If ING Global Income Builder
Fund and/or an Underlying Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit ING Global Income Builder Fund and/or the Underlying Fund realizes on the cover of the short position in the security.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option

                                       33

previously purchased. ING Global Income Builder Fund and/or the Underlying Funds
generally will purchase only those options for which the adviser or sub-adviser believes there is an active secondary market to facilitate closing transactions.

Stock Index Options

Stock index options include put and call options with respect to the S&P 500(R)
Index and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of ING Global
Income Builder Fund and/or the Underlying Fund. The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether ING
Global Income Builder Fund and/or the Underlying Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by ING Global
Income Builder Fund and/or an Underlying Fund of options on a stock index depends on ING Global Income Builder Fund's and/or the Underlying Fund's adviser or sub-adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, ING Global Income Builder Fund and/or the Underlying Fund could be unable to close out options which it had purchased, and if restrictions on exercise were imposed, ING Global Income
Builder Fund and/or the Underlying Fund might be unable to exercise an option it holds, which could result in substantial losses to ING Global Income Builder
Fund and/or the Underlying Fund. ING Global Income Builder Fund and/or the
Underlying Funds purchase put or call options only with respect to an index which ING Global Income Builder Fund's and/or the Underlying Fund's adviser or sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Straddles

A Straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the Underlying Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Warrants

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Underlying Fund's entire investment therein).

Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices ("Index
Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time

                                       34

of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant;
if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index.
The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If an Underlying
Fund were not to exercise an Index Warrant prior to its expiration, then the
Underlying Fund would lose the amount of the purchase price paid by it for the warrant. Certain Underlying Funds will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index
Warrants are generally similar to those relating to its use of index options.
Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index
Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit an Underlying Fund's ability to exercise the warrants at such time, or in such quantities, as the
Underlying Fund would otherwise wish to do.

Options

There are numerous risks associated with transactions in options. A decision as to whether, when and how to write call options under the Fund's or an Underlying
Fund's strategy involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund and an Underlying
Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund and an Underlying Fund's as a regulated investment company. See "Dividends, Distributions and Taxes."

The purchaser of a call option written on an equity security or securities that is written (sold) by the Fund or an Underlying Fund has the right to any appreciation in the cash value of the price of such security or securities over the exercise price up to and including the expiration date. Therefore, as the writer of a call option, the Fund or the Underlying Fund forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Fund or an Underlying Fund, with respect to which the option was written, above the sum of the premium and the exercise price of the call option. However, the Fund or the Underlying Fund has retained the risk of loss (net of premiums received) should the price of the Fund's or the Underlying Fund's portfolio securities decline.

Because the exercise of call options may be required to settle in cash, writers
(sellers) of call options, such as the Fund and/or the Underlying Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by the Fund or an
Underlying Fund is exercised or closed out, the Fund or the Underlying Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund or the Underlying Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise.
Such sales or delivery would involve transaction costs borne by the Fund or an
Underlying Fund and may also result in the realization of taxable gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's or an Underlying Fund's after-tax returns.

Rising prices of the equity securities or a security in respect of which a call option is written will increase the liability of the Fund or an Underlying Fund under the options it has written. Such an increase in liability should generally be offset, at least in part, by appreciation in the value of the Fund's or an
Underlying Fund's portfolio holdings. The Fund or Underlying Funds will seek to maintain written call options positions on equity securities whose price movements, taken in the aggregate, are correlated with the price movements of

                                       35

the portion of the Fund's or an Underlying Fund's portfolio securities on which such options were written. To the extent that there is a lack of correlation, for example if the Fund or an Underlying Fund were to sell all or a portion of an individual security included in a Portfolio Call Option and the equity securities underlying he Fund's or the Underlying Fund's written option positions appreciate more than the Fund's or the Underlying Fund's portfolio, this may result in losses or limit gains to the Fund or the Underlying Fund.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium received for an option written by the Fund or an Underlying Fund is recorded as an asset of the Fund or the Underlying Fund and its obligation under the option contract as an equivalent liability. The Fund or the Underlying Fund adjusts, over time, the liability as the market value of the option changes. The value of each written option will be marked to market daily.

The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the securities because these costs are often greater in relation to options premiums than in relation to the cash value of the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as call writing strategies. Transaction costs may be different for transactions effected in foreign markets then for transactions effected in U.S. market. Transaction costs associated with the Fund's or an Underlying Fund's options strategy will vary depending on market circumstances and other factors.

The Fund's or an Underlying Fund's ability to implement its option strategy may be more limited than implementing such a strategy for equity portfolios that are less thematic and more comparable to broad market indices than the Fund or the
Underlying Fund. There can be no assurance that a liquid market will exist when the Fund or an Underlying Fund seeks to establish or close-out a Call Option. In addition, over-the-counter options may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

The Fund or the Underlying Funds cannot guarantee that the call option strategy will be effective. The Fund or an Underlying Fund may also write call options with different characteristics and managed differently than described above.

Index-, Currency-, and Equity-Linked Securities

Index-linked or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500(R) Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. They may also invest in "equity linked" and currency-linked debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index- and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the adviser or sub-adviser. Markets, underlying securities and indices may move in a direction that was not

                                       36

anticipated by the adviser or sub-adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. See "Restricted and
Illiquid Securities" below.

IPOs

Initial Public Offerings ("IPOs") occur when the company first offers securities to the public. Although companies can be any age or size at the time of their
IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its
IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Underlying Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Underlying Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Underlying Funds' shareholders. In addition,
IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Underlying
Funds' performance when the Underlying Funds' asset bases are small.
Consequently, IPOs may constitute a significant portion of the Underlying Funds'
returns particularly when the Underlying Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Underlying Funds' assets as it increases in size and, therefore, have a more limited effect on the Underlying Funds'
performance.

There can be no assurance that IPOs will continue to be available for the
Underlying Funds to purchase. The number or quality of IPOs available for purchase by the Underlying Funds may vary, decrease or entirely disappear. In some cases, the Underlying Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the
Underlying Funds to realize a profit.

Loan Participation and Assignments

An Underlying Fund's investment in loan participations typically will result in the Underlying Fund having a contractual relationship only with the lender and not with the borrower. The Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, the
Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Underlying Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Underlying Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the
Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Underlying Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because Assignments are arranged through private negotiations between potential

                                       37

assignees and potential assignors, however, the rights and obligations acquired by the Underlying Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Underlying Fund anticipates that such securities could be sold only to a limited number of institutional investors.
The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Underlying Fund's ability to dispose of particular assignments or participation when necessary to meet redemption of Underlying
Fund shares, to meet the Underlying Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participation also may make it more difficult for the Underlying
Fund to value these securities for purposes of calculating its NAV.

Other Investment Companies

An Investment Company is a company engaged in the business of pooling investors'
money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When an
Underlying Fund invests in other investment companies, shareholders of the
Underlying Fund bear their proportionate share of the underlying investment companies' fees and expenses.

Exchange-Traded Funds ("ETFs") - An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are on exchanges and traded similar to a publicly traded company.
Similarly, the risks and costs are similar to that of a publicly traded company.
The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because
ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of
ETFs may vary significantly from the NAVs of the ETF's underlying securities.
Additionally, if the Underlying Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Underlying Fund may receive the underlying securities which it must then sell in order to obtain cash.
Additionally, when an Underlying Fund invests in ETFs, shareholders of the
Underlying Fund bear their proportionate share of the underlying ETF's fees and expenses.

Holding Company Depositary Receipts ("HOLDRs") - HOLDRs are trust-issued receipts that represent an Underlying Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, an Underlying Fund's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Senior Loans

The Underlying Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes. Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of an Underlying Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants, which must be maintained by the borrower. Under certain

                                       38

interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior
Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior
Loan to be shorter than its stated maturity.

Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities,
Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on
Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

Limited Secondary Market. Although it is growing, the secondary market for
Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for
Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly,
Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede an Underlying Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer covenants or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With
Hybrid Loans, an Underlying Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior
Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and

                                       39

unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Private Funds

Private Underlying Funds include U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds are either investment companies for purposes of the 1940 Act or would be but for the exemptions provided in sections 3(C)(1) or 3(C)(7) of the 1940 Act Underlying Fund's
ability to invest in them will be limited. In addition, Fund shareholders will remain subject to Underlying Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of Underlying
Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of Underlying Fund's entire investment in the Private
Fund.

Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, an
Underlying Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Underlying Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold.
However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

The pooled investments allow the Underlying Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Underlying Fund significantly. However, the Underlying Fund bears any expenses incurred by the trust. In addition, the Underlying Fund assumes the liquidity risks generally associated the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to
Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

An Underlying Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund's investment.

                                       40

Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Real Estate Securities

The Underlying Funds may invest in real estate investment trusts ("REITs") and other real estate operating companies ("REOCs"). For purposes of the Underlying
Funds' investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Underlying Funds will not invest directly in real estate, the Underlying Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions;
possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the
REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REITs' investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REITs' investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REITs' investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise.
However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the
Underlying Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve
System to limit the growth

                                       41

of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Restricted and Illiquid Securities

Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the adviser or a sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Underlying Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that an Underlying Fund could realize upon disposition.
Because of the nature of these securities, a considerable period of time may elapse between the Underlying Funds' decision to dispose of these securities and the time when the Underlying Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Underlying
Funds pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by the Underlying Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Underlying
Funds would be permitted to sell them. Thus, the Underlying Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Underlying Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Underlying Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Underlying Funds in good faith pursuant to procedures adopted by the Funds' Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without
SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Underlying Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The
Underlying Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Underlying Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Underlying Funds are registered for sale.

Securities of Companies with Limited Operating Histories

The Underlying Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years'
continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

To Be Announced Sale Commitments

To Be Announced ("TBA") sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a

                                       42

TBA sale commitment is outstanding, the Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Underlying
Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

Zero-Coupon and Pay-In-Kind Securities

The Underlying Funds may invest in zero-coupon securities. Zero-coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero-coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

The Underlying Funds may also invest in pay-in-kind securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. An Underlying Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Underlying Funds until the cash payment date or the securities mature. Under certain circumstances, the Underlying Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

The risks associated with lower rated debt securities apply to these securities.
Zero-coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Underlying Fund may realize no return on its investment, because these securities do not pay cash interest.

INVESTMENT TECHNIQUES

Borrowing

The Underlying Fund may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Underlying Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Underlying Fund's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Underlying Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

                                       43

Portfolio Hedging

Hedging against changes in financial markets, currency rates and interest rates may be utilized. One form of hedging is with "derivatives." Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Underlying Funds may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Underlying Funds than if they did not hedge. If the
Underlying Funds do not correctly predict a hedge, it may lose money. In addition, the Underlying Funds pay commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions. Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the adviser's or sub-adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used.
Use of call options could result in losses to the Underlying Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Underlying Fund to hold a security it might otherwise sell.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Underlying Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the
Underlying Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Underlying Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Underlying Fund's NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States When conducted outside the United States - hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the
Underlying Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Non-Hedging Strategic Transactions. An Underlying Fund's options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for the Underlying Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Underlying
Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Underlying Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Underlying Fund's (except ING Index Plus
International Equity Fund) net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Underlying Fund's net assets at any one time and, to the extent necessary, the

                                       44

Underlying Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

Lending of Portfolio Securities

Loans of portfolio securities earn income for the Underlying Funds and are collateralized by cash, cash equivalent or U.S. government securities. An
Underlying Fund might experience a loss if the financial institution defaults on the loan. The borrower at all times during the loan must maintain with the lending Underlying Fund cash or cash equivalent collateral or provide to that
Underlying Fund an irrevocable letter of credit equal in value to at least 102%
of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the lending Underlying Fund must terminate the loan and vote the securities. Alternatively, the lending
Underlying Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any interest or distributions paid on such securities. Each Underlying Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending Underlying Fund or the borrower at any time. Each lending Underlying Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Repurchase Agreements

Repurchase agreements may be utilized, with respect to portfolio securities of
Underlying Funds. Such agreements may be considered to be loans by the
Underlying Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the
1940 Act, at all times. Pursuant to such repurchase agreements, the Underlying
Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Underlying
Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Underlying Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Underlying Fund's adviser or sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Underlying Fund's custodian or in the Federal Reserve/Treasury Book-Entry
System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Underlying Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Underlying Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Underlying
Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

The Underlying Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and

                                       45

guidelines adopted by the Board, the Adviser has determined to be liquid.

Reverse Repurchase Agreements and Dollar Roll Transactions

Reverse repurchase agreement transactions involve the sale of U.S. government securities held by the Underlying Fund, with an agreement that the Underlying
Fund will repurchase such securities at an agreed upon price and date. The
Underlying Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Underlying Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Underlying Fund's total assets.
Under the 1940 Act, the Underlying Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days)
sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Underlying Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the
Underlying Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

In order to enhance portfolio returns and manage prepayment risks, The
Underlying Funds may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, an
Underlying Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity)
from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Underlying Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the
Underlying Fund exceeding the yield on the sold security. When an Underlying
Fund enters into a dollar roll transaction, cash and/or liquid assets of the
Underlying Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

Whether a reverse repurchase agreement or dollar roll transaction produces a gain for an Underlying Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or
"substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then an Underlying Fund's NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar roll transactions, as leveraging techniques, may increase an Underlying Fund's yield in the manner described above; however, such transactions also increase an Underlying Fund's risk to capital and may result in a shareholder's loss of principal.

Swap Agreements and Options on Swap Agreements. Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, and credit and event-linked swaps.
To the extent the Underlying Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The
Underlying Fund may also enter into options on swap agreements ("swap options").

                                       46

The Underlying Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Underlying Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap";
interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Consistent with the Underlying Fund's investment objectives and general investment policies, the Underlying Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Underlying Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Underlying Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Underlying Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Underlying Fund may be required to pay a higher fee at each swap reset date.

The Underlying Fund may enter into credit swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Underlying
Fund may be either the buyer or seller in a credit default swap transaction. If the Underlying Fund is a buyer and no event of default occurs, the Underlying
Fund will lose its investment and recover nothing. However, if an event of default occurs, the Underlying Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Underlying Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.
Credit default swap transactions involve greater risks than if the Underlying
Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Underlying
Fund that may engage in swaps may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Underlying Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the
Underlying Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The

                                       47

Underlying Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Underlying Fund's adviser or sub-adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Underlying Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Underlying Fund's investment restriction concerning senior securities.

Whether the Underlying Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Underlying Fund's adviser or sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Underlying Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Underlying Fund's repurchase agreement guidelines). Certain restrictions imposed on the Underlying Fund by the Code may limit the Underlying Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the
Underlying Fund writes a swap option, upon exercise of the option the Underlying
Fund will become obligated to make payments according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity
Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the
Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy
Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other

                                       48

than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Underlying Fund invests in these securities, however, the adviser or sub-adviser analyzes these securities in its overall assessment of the effective duration of the Underlying
Fund's portfolio in an effort to monitor the Underlying Fund's interest rate risk.

Securities, Interest Rate and Currency Swaps

Securities Swaps. Securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which an Underlying Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Underlying Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Underlying Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

Interest and Currency Swaps. Interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors may be used, as well as entering into currency swap cap transactions. An interest rate or currency swap involves an agreement between an Underlying Fund and another party to exchange payments calculated as if they were interest on a specified
("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. An Underlying Fund usually enters into such transactions on a "net" basis, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of an Underlying Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the Underlying Fund's custodian. If an
Underlying Fund enters into a swap on other than a net basis, or sells caps or floors, the Underlying Fund maintains a segregated account in the full amount accrued on a daily basis of the Underlying Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

An Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation and the adviser or sub-adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Underlying Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by an Underlying Fund are considered to be illiquid assets.

Interest Rate Swaps. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure; one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty.
Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

Cross-Currency Swaps. A cross-currency swap is a contract between two counterparties to exchange interest

                                       49

and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap.
In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Swap options. A swap option is a contract that gives a counterparty the right
(but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

Caps and Floors. Interest rate caps and floors and currency swap cap transactions. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available)
and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

Risks Associated with Swaps, Caps and Floors. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC options. In connection with such transactions, an Underlying Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Underlying Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Underlying Fund might be unable to obtain its expected benefit. In addition, while certain Underlying Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Underlying Fund, there can be no assurance that an Underlying Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair an Underlying Fund's ability to enter into other transactions at a time when doing so might be advantageous.

Short Sales

An Underlying Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box"). In a short sale that is not "against the box," an Underlying Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Underlying Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Underlying Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Underlying
Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Underlying Fund has a short position can

                                       50

range from one day to more than a year. Until the Underlying Fund replaces the security, the proceeds of the short sale are retained by the broker, and the
Underlying Fund must pay to the broker a negotiated portion of any dividends or interest, which accrues during the period of the loan. To meet current margin requirements, the Underlying Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150%
of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by an Underlying Fund that are not made "against the box" create opportunities to increase the Underlying Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Underlying Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Underlying Fund's NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Underlying
Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although an Underlying Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the
Underlying Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If an Underlying Fund makes a short sale "against the box," the Underlying Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, an Underlying Fund will deposit in escrow in a separate account with the
Underlying Fund's custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Underlying
Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Underlying Fund, because the Underlying Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

An Underlying Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Underlying Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the
Underlying Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Underlying Fund owns, either directly or indirectly, and, in the case where the Underlying Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Underlying Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Underlying Fund

                                       51

will comply with these requirements. In addition, as a matter of policy, each
Underlying Fund's Board has determined that such Underlying Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Underlying Fund's total assets, taken at market value.

The extent to which an Underlying Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Underlying Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

Temporary Defensive and Other Short-Term Positions

Investing in certain short-term, high-quality debt instruments and in U.S.
government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the adviser's or sub-adviser's ability to invest cash inflows; (iii) to permit the Underlying
Fund to meet redemption requests; and (iv) for temporary defensive purposes. An
Underlying Fund for which the investment objective is capital appreciation may also invest in such securities if the Underlying Fund's assets are insufficient for effective investment in equities.

Although it is expected that each Underlying Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which an Underlying Fund may invest include: (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities;
(iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v)
repurchase agreements. When investing for the purposes indicated above, the
Underlying Funds will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent an Underlying Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

When-Issued Securities and Delayed-Delivery Transactions

In order to secure prices or yields deemed advantageous at the time, the
Underlying Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The
Underlying Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the
Underlying Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Underlying Fund will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked-to-market" daily. Each Underlying Funds will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Underlying Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, the Underlying Funds may realize a taxable gain or loss. When an
Underlying Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade.
Failure of such party to do so may result in an Underlying Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous. Certain
Underlying Funds may not purchase when-issued securities or enter into firm commitments, if as a result, more than 15% of the Underlying Fund's net assets would be segregated to cover such securities.

When the time comes to pay for the securities acquired on a delayed-delivery basis, an Underlying Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of

                                       52

other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Underlying Fund's payment obligation). Depending on market conditions, the Underlying Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objective of the Fund is not fundamental and may be changed without a shareholder vote. The Fund has adopted certain investment restrictions as fundamental policies that cannot be changed without the approval of the holders of a "majority" of the Fund's outstanding voting securities, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund's voting securities present at a meeting of shareholders, of which the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding securities.

As a matter of fundamental policy, the Fund may not:

1.   purchase securities of any issuer if, as a result, with respect to 75 % of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund's investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other registered management investment companies;

2.   purchase any securities which would cause 25 % or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or tax exempt securities issued by any of their agencies, instrumentalities or political subdivisions; and (b)
     notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the
     1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

3.   make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund;

4.   issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the
     Fund;

5.   purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.   purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

7.   borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund; and

8.   underwrite any issue of securities within the meaning of the 1933 Act except when it might

                                       53

     technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by Global
Industrial Classification Standards ("GIC") or Standard Industrial
Classification ("SIC"). The adviser or sub-adviser believes that the industry characteristics selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

                               PORTFOLIO TURNOVER

A change in securities held in the portfolio of the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.
Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The
Fund cannot accurately predict its turnover rate, however the rate will be higher when the Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of capital gains by the Fund.

                  DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES

The Fund is required to file its complete portfolio holdings schedule with the
SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the last day of the preceding quarter-end (e.g., the Fund will post the quarter-ending June
30 holdings on August 1).

The Fund also compiles a list composed of its ten largest holdings ("Top Ten").
This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Fund's shares and most third parties may receive the Fund's annual or semi-annual shareholder reports, or view on ING's website, the Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING's website, the Fund may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when the Fund has a legitimate business purpose for doing so. Unless otherwise noted below, the Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which information is requested and the date the information is provided. Specifically, the Fund's disclosure of its portfolio holdings may include disclosure:

..    To the Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;

..    To financial printers for the purpose of preparing Fund regulatory filings;

                                       54

..    For the purpose of due diligence regarding a merger or acquisition;

..    To a new adviser or sub-adviser prior to the commencement of its management of the Fund;

..    To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and
     S&P, such agencies may receive more data from the Fund than is posted on the Fund's website;

..    To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;

..    To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund;

..    To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders; or

..    To certain third parties, on a weekly basis with no lag time, that have financed the Fund's Class B shares.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's adviser, sub-adviser, principal underwriter or any affiliated person of the Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize the Fund's administrator to implement the Board's
Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-advisers, principal underwriter and their affiliates. The Board has authorized the senior officers of the Fund's administrator to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Fund's administrator reports quarterly to the Board regarding the implementation of the Policies.

The Fund has the following ongoing arrangements with certain third parties to provide the Fund's portfolio holdings:

                                                                      Time Lag Between Date of
                                                                        Information and Date
          Party                        Purpose            Frequency     Information Released
-------------------------   ---------------------------   ---------   -------------------------
Societe Generale            Class B shares financing        Weekly              None
Constellation

Institutional Shareholder   Proxy Voting & Class Action     Daily               None
Services, Inc.              Services

Charles River Development   Compliance                      Daily               None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving the Fund will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Fund, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the
Policies.

                                       55

MANAGEMENT OF THE COMPANY

Set forth in the table below is information about each Director of the Company.

                                                Term of                                        Number of
                                              Office and                                       Funds in
                                Position(s)      Length                                      Fund Complex
                                Held with       of Time         Principal Occupation(s)       Overseen by   Other Board Memberships
   Name, Address and Age        the Company   Served/(1)/       During the Past 5 Years      Director/(2)/      held by Director
------------------------------  -----------  -------------  -------------------------------  -------------  ------------------------
Directors who are not "Interested Persons"

Dr. Albert E. DePrince, Jr.     Director     June 1998 -    Professor of Economics and            30        Academy of Economics and
7337 East Doubletree Ranch Rd.               Present        Finance, Middle Tennessee State                 Finance (February 2002 -
Scottsdale, Arizona 85258                                   University (August 1991 -                       Present); Tennessee Tax
Age: 66                                                     Present). Formerly, Director of                 Structure Commission
                                                            Business and Economic Research                  (December 2002 -
                                                            Center, Middle Tennessee State                  December 2004); and
                                                            University (August 1994-August                  Business and Economic
                                                            2003).                                          Research Center (August
                                                                                                            1999-August 2003)

Maria Teresa Fighetti           Director     April 1994 -   Retired. Formerly, Associate          30        None.
7337 East Doubletree Ranch Rd.               Present        Commissioner/Attorney, New York
Scottsdale, Arizona 85258                                   City Department of Mental
Age: 64                                                     Health (June 1973 - October
                                                            2002).

Sidney Koch                     Director     April 1994 -   Self-Employed Consultant (June        30        None.
7337 East Doubletree Ranch Rd.               Present        2000 - present).
Scottsdale, Arizona 85258
Age: 72

Corine T. Norgaard              Director     June 1991 -    Retired. Formerly, President,         30        Mass Mutual Corporate
7337 East Doubletree Ranch Rd.               Present        Thompson Enterprises (September                 and Participation
Scottsdale, Arizona 85258                                   2004 - September 2005); and                     Investors (April 1997 -
Age: 70                                                     Dean of the Barney School of                    Present); Mass Mutual
                                                            Business, University of                         Premier Series (December
                                                            Hartford (August 1996 - June                    2004 - Present); and
                                                            2004).                                          Mass Mutual MML Series
                                                                                                            II (December 2005 -
                                                                                                            Present).

Edward T. O'Dell                Director     June 2002 -    Retired. Formerly, Partner of         30        None.
7337 East Doubletree Ranch Rd.               Present        Goodwin Procter LLP (June 1966
Scottsdale, Arizona 85258                                   - September 2000).
Age: 72

Joseph E. Obermeyer             Director     January 2003   President, Obermeyer &                30        None.
7337 East Doubletree Ranch Rd.               - Present      Associates, Inc. (November 1999
Scottsdale, Arizona 85258                                   - Present).
Age: 50

Russell Jones                   Director     December 2007  Senior Vice President, Chief          30        None.
7337 East Doubletree Ranch Rd.               - Present      Investment Officer and
Scottsdale, Arizona 85258                                   Treasurer Kaman Corporation
Age: 63                                                     (1973-Present).

                                       56

                                                Term of                                        Number of
                                              Office and                                       Funds in
                                Position(s)      Length                                      Fund Complex
                                Held with       of Time         Principal Occupation(s)       Overseen by   Other Board Memberships
   Name, Address and Age        the Company   Served/(1)/       During the Past 5 Years      Director/(2)/      held by Director
------------------------------  -----------  -------------  -------------------------------  -------------  ------------------------
Directors who are "Interested Persons"

Shaun Mathews/(3)(4)/           Director     December 2007  President and Chief Executive         30        Mark Twain House &
7337 East Doubletree Ranch Rd.               - Present      Officer ING Investments, LLC                    Museum (September
Scottsdale, Arizona 85258                                   (December 2006-Present) and                     2002-Present;
Age:  52                                                    Head of ING USFS Mutual Funds                   Connecticut Forum (May
                                                            and Investment Products                         2002-Present); Capital
                                                            (October 2004-Present). CMO of                  Community College
                                                            ING USFS (April 2002-October                    Foundation (February
                                                            2004) and Head of                               2002-Present); ING
                                                            Rollover/Payout (October                        Services Holding
                                                            2001-December 2003).                            Company, Inc. (May
                                                                                                            2000-Present); Southland
                                                                                                            Life Insurance Company
                                                                                                            (June 2002-Present); and
                                                                                                            ING Capital Corporation,
                                                                                                            LLC, ING Funds
                                                                                                            Distributor, LLC, ING
                                                                                                            Funds Services, LLC, ING
                                                                                                            Investments, LLC, and
                                                                                                            ING Pilgrim Funding,
                                                                                                            Inc. (March
                                                                                                            2006-Present).

Fredric (Rick) A.               Director     December 2007  Vice Chairman and Chief               30        None.
Nelson III/(3)/                              - Present      Investment Officer, ING
7337 East Doubletree Ranch Rd.                              Investment Management Americas.
Scottsdale, Arizona 85258                                   Formerly, head of the U.S.
Age: 51                                                     Equity Group as well as a
                                                            member of the Global and U.S.
                                                            Executive Committees at
                                                            JPMorgan Fleming Investment
                                                            Management, Inc. until 2003.


(1)  Directors serve until their successors are duly elected and qualified.

(2)  For the purposes of this table, "Fund Complex" mean the following investment companies: ING GET Fund; ING Series Fund, Inc.; ING Strategic
     Allocation Portfolios, Inc.; ING Variable Funds; ING VP Balanced Portfolio,
     Inc.; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio.
     The number of Funds in the Fund Complex is as of January 31, 2008.

(3)  "Interested person" of the Company, as defined in the 1940 Act, is such because of a relationship with ING Groep N.V., the parent corporation of the adviser of the Fund, ING Investments, LLC, and the Distributor, ING
     Funds Distributor, LLC.

(4)  Shaun Mathews, President, ING USFS Mutual Funds and Investment Products,
     has held a seat on the Board of Directors of The Mark Twain House & Museum
     since September 19, 2002. ING Groep N.V. affiliates make non-material, charitable contributions to The Mark Twain House & Museum.

Officers

Information about the Fund's Officers is set forth in the table below:

                                                             Term of
                                                            Office and
                                 Position Held with the   Length Of Time
   Name, Address and Age                Company            Served/(1)/        Principal Occupation(s) During the Last Five Years
------------------------------  ------------------------  --------------  ----------------------------------------------------------
Shaun P. Mathews                President and Chief       December 2006   President and Chief Executive Officer, ING Investments,
7337 East Doubletree Ranch Rd.  Executive Officer         - Present       LLC/(2)/ and ING Fund Services/(3)/ (December 2006 -
Scottsdale, Arizona 85258                                                 Present) and Head of ING USFS Mutual Funds and Investment
Age: 52                                                                   Products (October 2004 - Present). Formerly, CMO, ING USFS
                                                                          (April 2002 - October 2004) and Head of Rollover/Payout
                                                                          (October 2001 - December 2003).

Michael J. Roland               Executive Vice President  April 2002 -    Head of Mutual Fund Platform (February 2007 - Present) and
7337 East Doubletree Ranch Rd.                            Present         Executive Vice President, ING Investments, LLC/(2)/
Scottsdale, Arizona 85258                                                 (December 2001 - Present). Formerly, Head of Product
Age: 49                                                                   Management (January 2005 - January 2007); Chief Compliance
                                                                          Officer, ING Investments, LLC/(2)/ and Directed Services,
                                                                          LLC/(5)/ (October 2004 - December 2005); and Chief
                                                                          Financial Officer and Treasurer, ING Investments, LLC/(2)/
                                                                          (December 2001 - March 2005).

Stanley D. Vyner                Executive Vice President  March 2002 -    Executive Vice President, ING Investments, LLC/(2)/ (July
230 Park Avenue                                           Present         2000 - Present); and Chief Investment Risk Officer, ING
New York, NY 10169                                                        Investments, LLC/(2)/ (January 2003 - Present). Formerly,
Age: 57                                                                   Chief Investment Officer of the International Investments
                                                                          (August 2000 - January 2003).

                                       57

                                                             Term of
                                                            Office and
                                 Position Held with the   Length Of Time
   Name, Address and Age                Company            Served/(1)/        Principal Occupation(s) During the Last Five Years
------------------------------  ------------------------  --------------  ----------------------------------------------------------
Joseph M. O'Donnell             Executive Vice President  March 2006 -    Chief Compliance Officer of the ING Funds (November 2004 -
7337 East Doubletree Ranch Rd.                            Present         Present), ING Investments, LLC/(2)/ and Directed Services,
Scottsdale, Arizona 85258       Chief Compliance Officer  November 2004   LLC/(5)/ (March 2006 - Present); and Executive Vice
Age: 53                                                   - Present       President of the ING Funds (March 2006 - Present).
                                                                          Formerly, Chief Compliance Officer of ING Life Insurance
                                                                          and Annuity Company (March 2006 - December 2006); Vice
                                                                          President, Chief Legal Counsel, Chief Compliance Officer
                                                                          and Secretary of Atlas Securities, Inc., Atlas Advisers,
                                                                          Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic                      Senior Vice President,    March 2005 -    Senior Vice President, ING Funds Services, LLC/(3)/ (April
7337 East Doubletree Ranch Rd.  Chief/Principal           Present         2005 - Present). Formerly, Vice President, ING Funds
Scottsdale, Arizona 85258       Financial Officer and                     Services, LLC/(3)/ (September 2002 - March 2005); and
Age: 40                         Assistant Secretary                       Director of Financial Reporting, ING Investments, LLC/(2)/
                                                                          (March 2001- September 2002).

Kimberly A. Anderson            Senior Vice President     December 2003   Senior Vice President, ING Investments, LLC/(2)/ (October
7337 East Doubletree Ranch Rd.                            - Present       2003 - Present). Formerly, Vice President and Assistant
Scottsdale, Arizona 85258                                                 Secretary, ING Investments, LLC/(2)/ (January 2001 -
Age: 43                                                                   October 2003).

Ernest J. C'DeBaca              Senior Vice President     June 2006 -     Senior Vice President, ING Investments, LLC/(2)/ (December
7337 East Doubletree Ranch Rd.                            Present         2006 - Present), and ING Funds Services, LLC/(3)/ (April
Scottsdale, Arizona 85258                                                 2006 - Present). Formerly, Counsel, ING Americas, U.S.
Age: 38                                                                   Legal Services (January 2004 - March 2006); and
                                                                          Attorney-Adviser, U.S. Securities and Exchange Commission
                                                                          (May 2001 - December 2003).

Robert Terris                   Senior Vice President     June 2006 -     Senior Vice President, Head of Division Operations, ING
7337 East Doubletree Ranch Rd.                            Present         Funds (May 2006 - Present) and Vice President, Head of
Scottsdale, Arizona 85258                                                 Division Operations, ING Funds Services, LLC/(3)/ (March
Age: 37                                                                   2006 - Present). Formerly, Vice President of
                                                                          Administration, ING Funds Services, LLC/(3)/ (October 2001
                                                                          - March 2006).

Robyn L. Ichilov                Vice President and        March 2002 -    Vice President and Treasurer, ING Funds Services, LLC/(3)/
7337 East Doubletree Ranch Rd.  Treasurer                 Present         (October 2001 - Present) and ING Investments, LLC/(2)/
Scottsdale, Arizona 85258                                                 (August 1997 - Present).
Age: 40

Lauren D. Bensinger             Vice President            March 2003 -    Vice President and Chief Compliance Officer, ING Funds
7337 East Doubletree Ranch Rd.                            Present         Distributor, LLC/(4)/ (July 1995 - Present); and Vice
Scottsdale, Arizona 85258                                                 President (February 1996 - Present); and Director of
Age: 54                                                                   Compliance, ING Investments, LLC/(2)/ (October 2004 -
                                                                          Present). Formerly, Chief Compliance Officer, ING
                                                                          Investments, LLC/(2)/ (October 2001 - October 2004).

Maria M. Anderson               Vice President            September 2004  Vice President, ING Funds Services, LLC/(3)/ (September
7337 East Doubletree Ranch Rd.                            - Present       2004 - Present). Formerly, Assistant Vice President, ING
Scottsdale, Arizona 85258                                                 Funds Services, LLC/(3)/ (October 2001 - September 2004);
Age: 49                                                                   and Manager of Fund Accounting and Fund Compliance, ING
                                                                          Investments, LLC/(2)/ (September 1999 - October 2001).

William Evans                   Vice President            December 2007   Vice President, Head of Mutual Fund Advisory Group (April
10 State House Square                                     - Present       2007-present), Vice President, U.S. Mutual Funds and
Hartford, CT 06103                                                        Investment Products (May 2005-April 2007), Senior Fund
Age: 35                                                                   Analyst, U.S. Mutual Funds and Investment Products (May
                                                                          2002-May 2005).

Denise Lewis                    Vice President            April 2007 -    Vice President, ING Funds Services, LLC/(3)/ (December
7337 East Doubletree Ranch Rd.                            Present         2006 - Present). Formerly, Senior Vice President, UMB
Scottsdale, Arizona 85258                                                 Investment Services Group, LLC (November 2003 - December
Age: 44                                                                   2006); and Vice President, Wells Fargo Funds Management,
                                                                          LLC (December 2000 - August 2003).

                                       58

                                                             Term of
                                                            Office and
                                 Position Held with the   Length Of Time
   Name, Address and Age                Company            Served/(1)/        Principal Occupation(s) During the Last Five Years
------------------------------  ------------------------  --------------  ----------------------------------------------------------
Kimberly K. Palmer              Vice President            March 2006 -    Vice President, ING Funds Services, LLC/(3)/ (March 2006 -
7337 East Doubletree Ranch Rd.                            Present         Present). Formerly, Assistant Vice President, ING Funds
Scottsdale, Arizona 85258                                                 Services, LLC/(3)/ (August 2004 - March 2006); Manager,
Age: 50                                                                   Registration Statements, ING Funds Services, LLC/(3)/ (May
                                                                          2003 - August 2004); Associate Partner, AMVESCAP PLC
                                                                          (October 2000 - May 2003); and Director of Federal Filings
                                                                          and Blue Sky Filings, INVESCO Funds Group, Inc. (March
                                                                          1994 - May 2003).

Susan P. Kinens                 Assistant Vice President  March 2003 -    Assistant Vice President, ING Funds Services, LLC/(3)/
7337 East Doubletree Ranch Rd.                            Present         (December 2002 - Present); and has held various other
Scottsdale, Arizona 85258                                                 positions with ING Funds Services, LLC/(3)/ for more than
Age: 31                                                                   the last five years.

Theresa K. Kelety               Secretary                 September 2003  Counsel, ING Americas, U.S. Legal Services (April 2003 -
7337 East Doubletree Ranch Rd.                            - Present       Present). Formerly, Senior Associate with Shearman &
Scottsdale, Arizona 85258                                                 Sterling (February 2000 - April 2003).
Age: 45

Huey P. Falgout, Jr.            Assistant Secretary       September 2003  Chief Counsel, ING Americas, U.S. Legal Services
7337 East Doubletree Ranch Rd.                            - Present       (September 2003 - Present). Formerly, Counsel, ING
Scottsdale, Arizona 85258                                                 Americas, U.S. Legal Services (November 2002 - September
Age: 45                                                                   2003); and Associate General Counsel, AIG American General
                                                                          (January 1999 - November 2002).

(1)  The officers hold office until the next annual meeting of Directors and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING
     Pilgrim Investments, LLC is the successor in interest to ING Pilgrim
     Investments, Inc. which was previously known as Pilgrim Investments, Inc.
     and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING
     Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc.
     which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds
     Distributor, Inc. which was previously known as ING Pilgrim Securities,
     Inc. and before that was known as Pilgrim America Securities, Inc.

(5)  Directed Services, LLC is successor in interest to Directed Services, Inc.

                                       59

Board

The Board governs the Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

Frequency of Meetings

The Board currently conducts regular meetings four (4) times a year. The Audit
Committee also meets regularly four (4) times per year, and the remaining
Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

The Board has established an Audit Committee whose function includes, among others, to meet with the independent registered public accounting firm of the
Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti,
Mr. Koch, Dr. Norgaard, Mr. O'Dell, Mr. Obermeyer and Mr. Jones (collectively, the "Independent Directors"). Mr. Obermeyer currently serves as Chairperson and
Dr. Norgaard currently serves as Vice Chairperson of the Audit Committee. The
Audit Committee held four (4) meetings during the fiscal year ended October 31,
2007.

The Board has established a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Fund and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with the Fund or its shareholders. The Contracts Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr.
O'Dell, Mr. Obermeyer and Mr. Jones. Mr. Koch currently serves as Chairperson and Dr. DePrince currently serves as Vice Chairperson of the Contracts
Committee. The Contracts Committee held five (5) meetings during the fiscal year ended October 31, 2007.

The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill
Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell, Mr.
Obermeyer and Mr. Jones. The Nominating Committee is willing to consider nominations for vacancies received from shareholders in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for
Director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund) in writing to the Nominating Committee, c/o the Secretary of the Fund, ING Series Fund, Inc., 7337 East Doubletree Ranch
Road, Scottsdale, Arizona 85258. Any such recommendation made by such shareholder should include sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of
Independent Director. The Nominating Committee held three no meetings during the fiscal year ended October 31, 2007.

The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management.
The Valuation Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr.
Koch, Dr. Norgaard, Mr. O'Dell, Mr. Obermeyer and Mr. Jones. The Valuation
Committee held no meetings during the fiscal year ended October 31, 2007.

The Board has established a Compliance Committee for the purposes of (1)
providing oversight with respect to compliance by the Fund and its service providers with applicable laws, regulations and internal policies and

                                       60

procedures affecting the operations of the Funds and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms.
Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell, Mr. Obermeyer and Mr. Jones. Dr.
Norgaard currently serves as Chairperson of the Compliance Committee and Mr.
O'Dell currently serves as Vice Chairperson. The Compliance Committee meets as needed. The Compliance Committee held three (3) meetings during the fiscal year ended October 31, 2007.

Director Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned by each Director for the calendar year ended December 31, 2007.

                                                   Aggregate Dollar Range of Securities in all Registered
                          Dollar Range of shares   Investment Companies Overseen by Director in Family of
    Name of Director            in the Fund        Investment Companies
-----------------------   ----------------------   ------------------------------------------------------
Independent Directors
Albert E. DePrince, Jr.            None                                Over $100,000/(1)/
Maria T. Fighetti                  None                                Over $100,000/(1)/
Sidney Koch                        None                                 Over $100,000
Edward T. O'Dell                   None                                Over $100,000/(1)/
Joseph E. Obermeyer                None                                Over $100,000/(1)/
Corine T. Norgaard                 None                                 Over $100,000
Russell Jones/(2)/                 None                               $10,000-$50,000/(1)/
Interested Directors
Shaun Mathews/(2)/                 None                                Over $100,000/(1)/
Rick Nelson/(2)/                   None                                Over $100,000/(1)/

/(1)/ Includes the value of shares in which a Director has an indirect interest through a deferred compensation plan.

/(2)/ Messrs. Jones, Mathews and Nelson commenced services as Directors effective December 2007.

Independent Director Ownership of Securities

Set forth in the table below is information regarding each Independent
Director's (and his or her immediate family members) share ownership in securities of the Fund's adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2007.

                             Name of Owners and                                  Value of    Percentage of
Name of Director          Relationship to Director   Company   Title of Class   Securities       Class
-----------------------   ------------------------   -------   --------------   ----------   -------------
Albert E. DePrince, Jr.             N/A                N/A          N/A            $--            N/A
Maria T. Fighetti                   N/A                N/A          N/A            $--            N/A
Sidney Koch                         N/A                N/A          N/A            $--            N/A
Corine T. Norgaard                  N/A                N/A          N/A            $--            N/A
Edward T. O'Dell                    N/A                N/A          N/A            $--            N/A
Joseph Obermeyer                    N/A                N/A          N/A            $--            N/A
Russell Jones                       N/A                N/A          N/A            $--            N/A
Interested Directors
Shaun Mathews                       N/A                N/A          N/A            $--            N/A
Rick Nelson                         N/A                N/A          N/A            $--            N/A

Compensation of Directors

For service on the Board and the boards of other investment companies in the ING
Board Complex, each Independent Director who is not an "interested person" of
ING is entitled to receive (i) an annual retainer of $60,000, payable in equal quarterly installments; (ii) $7,500 per meeting for each Board meeting in which the Independent Director participates in person; (iii) $7,500 per meeting for each Contracts Committee meeting in

                                       61

which the Independent Director participates in person; (iv) $3,500 per meeting for each committee meeting, other than for a Contracts Committee meeting, held in conjunction with a Board meeting in which the Independent Director participates in person, and $5,000 per meeting for each committee meeting, other than for Contracts Committee meeting, not held in conjunction with a Board meeting, in which the Independent Director participates in person; (v) $2,500 per meeting for each meeting of the Board or an committee in which the
Independent Director participates by telephone (including via video conference);
(vi) $35,000 per annum for serving as Chairperson of the Contracts Committee, payable in equal quarterly installments; (vii) $15,000 per annum for serving as
Chairperson of the Audit Committee, payable in equal quarterly installments;
(viii) $15,000 per annum for serving as Chairperson of the Compliance Committee, payable in equal quarterly installments; (ix) $5,000 per annum for serving as
Chairperson of the Nominating Committee (in periods in which the Committee has operated), payable in equal quarterly installments; (x) $20,000, $7,500 and
$7,500 per annum for serving as Committee Vice Chairperson of the Contracts,
Compliance and Audit Committees, respectively, payable in equal quarterly installments. In addition, each Independent Director is entitled to reimbursement for out-of-pocket expenses incurred in attending Board and
Committee meetings. All such fees and expense reimbursements are allocated among all funds within the ING Board Complex pro rata based upon the average net assets of all the funds within the ING Board Complex as of the date the payment is due. None of the Independent Directors is entitled to receive pension or retirement benefits.

The following table sets forth information provided by the Fund's adviser regarding estimated future compensation of Directors by the Fund for the fiscal year ended October 31, 2008 and estimated compensation of Directors by other funds managed by the adviser and its affiliates for the year ended December,
2008. Officers of the Company and Directors who are interested persons of the
Company do not receive any compensation from the Company or any other funds managed by the adviser or its affiliates.

Compensation Table

                                                   Pension or       Total Compensation From
                              Aggregate       Retirement Benefits     Registrant and Fund
Name of Person and        Compensation from    Accrued as Part of       Complex Paid to
Position                       the Fund          Fund Expenses          Directors/(1)/
-----------------------   -----------------   -------------------   -----------------------
Albert E. DePrince, Jr.        $381.26                None                  $199,375
Director

Maria T. Fighetti              $339.43                None                  $177,500
Director

Sidney Koch                    $411.14                None                  $215,000
Director

Edward T. O'Dell               $354.97                None                  $185,625
Director

Joseph E. Obermeyer            $369.31                None                  $193,125
Director

Corine T. Norgaard             $382.46                None                  $200,000
Director

Russell Jones/(2)/               N/A                  N/A                     N/A
Director

Shaun Mathews/(2)/               N/A                  N/A                     N/A
Director

Rick Nelson/(2)/                 N/A                  N/A                     N/A
Director

/(1)/ Represents compensation from 33 funds (total in complex as of the fiscal year ended October 31, 2007).

/(2)/ Messrs. Jones, Mathews and Mr. Nelson commenced services as Directors effective December 2007.

The Board has adopted a retirement policy under with each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent
Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he

                                       62

or she attains the age of 72.

                                 CODE OF ETHICS

The Fund, the adviser, the sub-adviser and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Directors, Officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or of the Fund's shares.
The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Fund's Compliance Department and to report all transactions on a regular basis. The sub-adviser has adopted its own
Code of Ethics to govern the personal trading activities of its personnel.

                             PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures provide that fund-of-funds, including the Fund, will "echo" vote their interests in Underlying Funds. This means that, if the Fund must vote on a proposal with respect to an Underlying Fund, the Fund will vote its interest in that
Underlying Fund in the same proportion all other shareholders in the Underlying
Fund voted their interests. The effect of echo voting may be that a small number of shareholders may determine the outcome of a vote. The procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the adviser, the Board has also approved the adviser's proxy voting procedures, which require the adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of
Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of ING Investments, LLC, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING
Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database
(www.sec.gov).

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding the Fund without the consent or approval of shareholders. As the Fund had not commenced operations as of the date of this SAI, the only outstanding shares as of the date of this SAI, the only outstanding shares as of the date of this SAI are held by the adviser as the Fund's sole shareholder.

                                     ADVISER

The investment adviser for the Fund is ING Investments, LLC ("ING Investments"
or "Adviser"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Directors of the Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to other investment advisers. ING Investment Management Co.
("ING IM" or "Sub-Adviser") serves as Sub-Adviser to the Fund. ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING
Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in
Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and

                                       63

institutional investors. The principal executive offices of ING Groep are located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV
Amsterdam, the Netherlands.

On February 26, 2001, the name of the Adviser changed from "ING Pilgrim
Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING
Investments, LLC." Prior to March 1, 2002, ING IM served as Adviser to all the
Funds.

ING Investments serves pursuant to an investment management agreement
("Investment Advisory Agreement") between ING Investments and the Company, on behalf of the Fund. The Investment Advisory Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services for the Fund. Pursuant to a sub-advisory agreement (the "Sub-Advisory
Agreement") ING Investments has delegated certain management responsibilities to
ING IM for the Fund. ING Investments oversees the investment management of the
ING IM for the Fund.

The Investment Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. ING
Investments also provides investment research and analysis. The Investment
Advisory Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the
Investment Advisory Agreement.

After an initial term of two years, the Investment Advisory Agreement and
Sub-Advisor Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b)
the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of ING Investments or ING IM by vote cast in person at a meeting called for the purpose of voting on such approval.

Please see the Fund's semi-annual shareholder report that will be dated April
30, 2008 for information regarding the basis of the Board's approval of the investment advisory and investment sub-advisory relationships.

The Investment Advisory Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class or upon not less than
60 days' notice by ING Investments. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).

Advisory Fees

ING Investments bears the expense of providing its services and pays the fees of the Sub-Advisers. For its services, the Fund pays ING Investments, expressed as an annual rate, a monthly fee in arrears equal to 0.08% of the Fund's average daily net assets during the month. To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in ING Institutional
Prime Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Fund's purchase of shares of an ING
Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money
Market Fund in which the Fund invests resulting from the Fund's investment into the ING Money Market Fund.

                                       64

Total Advisory Fees Paid by the Fund

The Fund had not commenced operations as of the date of this SAI. Therefore, no advisory fees were paid for the fiscal year ended October 31, 2007.

                          EXPENSE LIMITATION AGREEMENT

ING Investments has entered into an expense limitation agreement with the Fund, pursuant to which ING Investments has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING
Investments will assume other expenses so that the total annual ordinary operating expenses of the Fund which exclude interest, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, extraordinary expenses such as litigation, other expenses not incurred in the normal course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of ING Investments do not exceed the following expense limitations:

Fund                        Class A   Class B   Class C   Class I   Class W
-------------------------   -------   -------   -------   -------   -------
ING Global Income Builder    1.30%     2.05%     2.05%     1.05%     1.05%

The Fund may at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

The expense limitation agreement provides that these expense limitations shall continue until March 1, 2009. The expense limitations are contractual and will automatically renew for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement to the lead
Independent Director of the Company within ninety (90) days prior to the end of the then-current term or upon termination of the Investment Advisory Agreement.
The expense limitation agreement may also be terminated by the Company, without payment of any penalty, upon ninety (90) days' prior written notice to ING
Investments at its principal place of business.

                                   SUB-ADVISER

The Investment Advisory Agreement for the Fund provides that ING Investments, with the approval of the Board, may select and employ investment advisers to serve as sub-advisers for the Fund, and shall monitor the sub-adviser's investment programs and results, and coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions. ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the ING IM, executive salaries and expenses of the Directors and Officers of the Company who are employees of ING Investments or its affiliates. ING IM pays all of its expenses arising from the performance of its obligations under the Sub-Advisory
Agreement.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Fund, including, without limitation, investment advisory fees; brokerage commissions;
interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, shareholder servicing agents, and custodians; the expense of obtaining quotations for calculating the Fund's NAV; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses
(including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of disposition or offering any of the portfolio securities held by the Fund;
expenses of printing and distributing annual and semi-annual shareholder reports, notices and proxy materials to existing shareholders; expenses of printing and filing annual and semi-

                                       65

annual shareholder reports and other documents filed with governmental agencies;
expenses of annual and special shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of ING Investments or the ING IM, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Advisory Agreement may be terminated without payment of any penalties by
ING Investments, the Board, on behalf of the Fund, or the shareholders of the
Fund upon 60 days' prior written notice. Otherwise, after an initial term, the
Sub-Advisory Agreement will remain in effect from year to year, subject to the annual approval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of the Fund, who are not parties to the sub-advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party.

On May 24, 2002, the SEC issued an Exemptive Relief Order permitting ING
Investments to enter into new investment sub-advisory contracts with a non-affiliated sub-adviser or materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent
Directors) but without obtaining shareholder approval. The Fund operates in this manner. ING Investments may rely on this exemptive order only if, among other things, the fund's shareholders have approved the arrangement. The shareholders of the Fund approved these "manager-of-managers" arrangements on March 18, 2008.
This authority is subject to certain conditions, including the requirement that the Directors (including a majority of Independent Directors) of the Fund must approve any new or amended Sub-Advisory Agreements with sub-advisers on behalf of the Fund. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within ninety (90) days of the change. ING Investments remains responsible for providing general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to the review and approval of the Board, will among other things: (i) set the Fund's overall investment strategies; (ii)
evaluate, select and recommend sub-advisers to manage all or part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objectives, policies, and restrictions.

Pursuant to the Sub-Advisory Agreement between ING Investments and ING IM, ING
IM acts as Sub-Adviser to the Fund. In this capacity, ING IM, subject to the supervision and control of ING Investments and the Board, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Investments. ING IM's principal address is 230 Park Avenue, New York, New York 10169. ING IM is an affiliate of ING
Investments and an indirect, wholly-owned subsidiary of ING Groep .

The Sub-Advisory Agreement may be terminated without payment of any penalties by the Adviser, the Directors, on behalf of the Fund, or the shareholders of the
Fund upon 60 days prior written notice.

Sub-Advisory Fees

As compensation to ING IM for its services, ING Investments pays ING IM a monthly fee in arrears equal to 0.036% of the Fund's average daily net assets managed during the month. To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in ING Institutional Prime Money
Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Fund's purchase of shares of an ING
Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Fund's Sub-Adviser will waive its fee in an amount equal to the sub-advisory fee received by the Sub-Adviser of the
ING Money Market Fund in which

                                       66

the Fund invests resulting from the Portfolio's investment into the ING Money
Market Fund.

Sub-Advisory Fees Paid

The Fund had not commenced operations as of the date of this SAI. Therefore, no sub-advisory fees were paid for the fiscal year ended October 31, 2007.

                                PORTFOLIO MANAGER

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2007.

                      Registered Investment      Other Pooled Investment
                            Companies                   Vehicles                  Other Accts
                    -------------------------   ------------------------   ------------------------
                    Number of                   Number of                  Number of
Portfolio Manager   Accounts     Total Assets   Accounts    Total Assets   Accounts    Total Assets
-----------------   ---------   -------------   ---------   ------------   ---------   ------------
Paul Zemsky            39       5,189,394,019       0            $0          2/(1)/    $626,897,342

(1)  1 account with total assets of $580,410,328 has an advisory fee that is also based on the performance of the account.

Potential Material Conflicts of Interest

Potential conflicts of interest may arise in the management of the Funds. ING
Investments and ING IM may be subject to competing interests that have the potential to influence its decision making with regard to the allocation of the
Fund's assets. For example, one Underlying Fund may pay advisory fees that are higher than others, and some Underlying Funds may have a sub-adviser that is affiliated with ING Investments, while others do not.

ING Investments may also subsidize the expenses of some of the Underlying Funds but not subsidize others. Further, ING Investments may believe that a redemption from an Underlying Fund will be harmful to that fund or to ING Investments or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, ING Investments may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than the Fund.

ING Investments has informed the Fund's Board that it has developed an investment process that it believes will ensure the Fund is managed in the best interests of the shareholders of the Fund.

Compensation

For Paul Zemsky, the portfolio manager ("Portfolio Manager") for the Fund, compensation consists of (a) fixed base salary; (b) bonus which is based on ING
IM performance, one and three year pre-tax performance of the accounts the portfolio manager is primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

The Portfolio Manager for the Fund is also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (the Dow Jones Global Market Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for each team are outlined on a "scorecard" that is

                                       67

reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75%
attributable to their specific team results (60% investment performance and 15%
net cash flow).

Based on job function, internal comparators and external market data, the portfolio manager participates in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

If the Portfolio Manager's fixed base salary compensation exceeds a particular threshold, he may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the
Portfolio Manager as of October 31, 2007, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager           Fund            Dollar Range of Fund Shares Owned
-----------------   ---------------------   ---------------------------------
Paul Zemsky         Global Income Builder                  None

                                RULE 12b-1 PLANS

Fund shares are distributed by the Distributor. With respect to Class A shares of the Fund, the Distributor is paid an annual fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under the
Distribution and Shareholder Services Plans adopted by the Company pursuant to
Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). With respect to Class B shares of the Fund, the Distributor is paid an annual fee at the rate of 1% of the value of average daily net assets attributable to those shares under the
Rule 12b-1 Plan. With respect to Class C shares of the Fund, the Distributor is paid an annual fee at the rate of 1% of the value of average daily net assets attributable to those shares under the Rule 12b-1 Plan. The Fund does not have a distribution plan for Class I and Class W shares. The fee for a specific class may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Fund; (c)
overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The
Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the Rule 12b-1 Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

                                       68

The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Rule 12b-1 Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Rule 12b-1 Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

The Rule 12b-1 Plans continue from year to year from their inception dates, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Rule 12b-1 Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Rule 12b-1 Plans must be approved by the Board in the manner described above for annual renewals. The
Rule 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days'
written notice to any other party to the Rule 12b-1 Plans. All persons who are under common control with the Fund could be deemed to have a financial interest in the Rule 12b-1 Plans. No other interested person of the Fund has a financial interest in the Rule 12b-1 Plans.

In approving the Rule 12b-1 Plans, the Board considered all the features of the distribution system, including: (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth; (2) the services provided to the Fund and its shareholders by the Distributor; and (3) the Distributor's shareholder distribution-related expenses and costs. In this regard, the Board considered organizational and personnel changes at ING IM during the past year that are expected to enhance the quality of its investment operations.

ING Investments, the Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer.
These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

The Fund had not commenced operations as of the date of this SAI. As a result, no distribution expenses were incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Fund for the fiscal year ended October 31, 2007.

                                  ADMINISTRATOR

ING Funds Services, LLC ("Administrator") serves as administrator for the Fund pursuant to an Administration Agreement with the Company. The Administrator is an affiliate of ING Investments. The address of the Administrator is 7337 East
Doubletree Ranch Road, Scottsdale, AZ 85258. Subject to the supervision of the
Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by ING Investments under the Investment
Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the
Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring ING Investments for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund.

The Administration Agreement may be cancelled by the Board, without payment of any penalty, by a vote of a majority of the Directors upon sixty (60) days'
written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the
Company.

For its services, the Administrator is entitled to receive from the Fund a fee at an annual rate of 0.10% of the Fund's average daily net assets.

                                       69

Administrative Fees Paid

The Fund had not commenced operations as of the date of this SAI. As a result, no fees were paid for the fiscal year ended October 31, 2007.

                                    CUSTODIAN

The Bank of New York Mellon Corporation (formerly, The Bank of New York), One
Wall Street, New York, New York 10286, serves as custodian of the Fund. The custodian does not participate in determining the investment policies of the
Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the United States, The Bank of New York Mellon Corporation has
entered into sub-custodian arrangements (which are designed to comply with Rule
17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                  LEGAL COUNSEL

Legal matters for the Company are passed upon by Goodwin Procter LLP, Exchange
Place, 53 State Street, Boston, MA 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm for the
Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

DST Systems, Inc, 330 West 9/th/ Street, Kansas City, Missouri 64105-1514 serves as the transfer agent and dividend-paying agent to the Fund.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Portfolio Transactions

The Sub-Adviser for the Fund places orders for the purchase and sale of investment securities for the Fund pursuant to authority granted in the relevant
Investment Sub-Advisory Agreement. Subject to policies and procedures approved by the Company's Board, the Sub-Adviser has discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network ("ECN") or alternative trading system ("ATS").

In situations where the Sub-Adviser resigns or ING Investments otherwise assumes day to day management of the Fund pursuant to its Investment Advisory Agreement with the Fund, ING Investments will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are

                                       70

fixed. Securities traded in the over-the-counter markets (such as fixed income securities and some equity securities) are generally traded on a "net" basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the counter securities also may be effected on an agency basis when, in the
Sub-Adviser's opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Sub-Adviser may also place trades using an ECN or ATS.

How the Sub-Adviser Selects Broker Dealers

The Sub-Adviser has a duty to seek to obtain best execution of the Fund's orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.
In selecting brokers and dealers to execute trades, the Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms' execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary;
special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Sub-Adviser (consistent with the "safe harbor"
described below); and the firms' general reputation, financial condition and responsiveness to the Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of the Fund's orders, the Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund (in the form of a credit to the Fund) a portion of the brokerage commissions paid to the broker-dealers by the Fund. Theses credits are used to pay certain expenses of the Fund. These commission recapture payments benefit the Fund and not the
Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker dealers to execute a trade for the Fund, the Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, the Sub-Adviser may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Sub-Adviser makes a good faith determination that the broker's commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser's overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of the Fund's commission dollars to pay for brokerage and research services provided to the Sub-Adviser is sometimes referred to as "soft dollars." Section 28(e) is sometimes referred to as a "safe harbor," because it permits this practice, subject to a number of restrictions, including the Sub-Adviser's compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

     Brokerage and Research Products and Services Under the Safe Harbor -
     Research products and services may include, but are not limited to, general economic, political, business and market

                                       71

     information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts' earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Sub-Adviser is required to reasonably allocate the cost of the service so that any portion of the service that does not qualify for the safe harbor is paid for by the Sub-Adviser from its own funds, and not by portfolio commissions paid by the Fund.

     Benefits to the Sub-Adviser - Research products and services provided to the Sub-Adviser by broker dealers that effect securities transactions for the Fund may be used by the Sub-Adviser in servicing all of its accounts.
     Accordingly, not all of these services may be used by the Sub-Adviser in connection with the Fund. Some of these products and services are also available to the Sub-Adviser for cash and some do not have an explicit cost or determinable value. The research received does not reduce the sub-advisory fees payable to the Sub-Adviser for services provided to the
     Fund. The Sub-Adviser's expenses would likely increase if the Sub-Adviser had to generate these research products and services through its own efforts or if it paid for these products or services itself.

Broker Dealers that are Affiliated with ING Investments or a Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep,
ING Investments, or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the Securities and Exchange Commission and the Financial Industry Regulatory Authority ("FINRA"). Under these rules, the Sub-Adviser may not consider a broker's promotional or sales efforts on behalf of the Fund when selecting a broker dealer for Fund portfolio transactions and neither the Fund, nor a Sub-Adviser, may enter into an agreement under which the Fund directs brokerage transactions (or revenue generated from such transactions) to a broker dealer to pay for distribution of
Fund shares. The Fund has adopted policies and procedures, approved by the
Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than

                                       72

one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about trading in Fixed Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed income securities, it is the policy of the Fund to obtain the best results while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in the Sub-Adviser, investment personnel, reorganizations or mergers of the Fund may result in the sale of a significant portion or even all of the
Fund's portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the Fund. The Fund, ING Investments, or the
Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, a reorganization, or other changes.

Allocation of Trades

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Fund's Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the
Fund and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser's written policies and procedures. The Sub-Adviser may use different methods of allocating the results aggregated trades. The Sub-Adviser's relevant policies and procedures and the results of aggregated trades in which the Fund participated are subject to periodic review by the Board. To the extent the Fund seeks to acquire (or dispose of) the same security at the same time, the Fund may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. However, over time, the Fund's ability to participate in aggregate trades is expected to provide better execution for the Fund.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Because the Fund had not commenced operations as of the date of this SAI, no brokerage commissions were paid for the fiscal year ended October 31, 2007.

Because the Fund had not commenced operations as of the date of this SAI, no brokerage commissions were paid to firms that also provided research, statistical, or other services to the Adviser as of the fiscal year ended

                                       73

October 31, 2007.

Because the Fund had not commenced operations as of the date of this SAI, the
Fund did not use affiliated brokers to execute portfolio transactions as of the fiscal year ended October 31, 2007.

                        PURCHASE AND REDEMPTION OF SHARES

A complete description of the manner in which the shares may be purchased, redeemed or exchanged appears in the Class A, Class B, Class C, Class I and
Class W shares' respective Prospectuses under "Shareholder Guide."

Class I and Class W shares of the Company are purchased and redeemed at the applicable NAV next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge ("CDSC") after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of the Fund.

Certain brokers or other designated intermediaries such as third party administrators or plan trustees may accept purchase and redemption orders on behalf of the Fund. The transfer agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian, or in any other representative capacity can be obtained from the transfer agent.

The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of the Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy.
Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

                                       74

Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

Front-end Sales Charge Waivers

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

Redemptions from any ING -advised Fund if you:

..    Originally paid a front-end sales charge on the shares and

..    Reinvest the money within 90 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:

1.   Employees of ING Groep and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), FINRA registered representatives of the Distributor or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).

2.   Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either: (1)
     directly in any Fund or through an unregistered separate account sponsored by ING Life and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof; or (2) in a registered separate account sponsored by
     ILIAC or any successor thereto or affiliate thereof but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

3.   Certain trust companies and bank trust departments investing on behalf of their clients.

4.   Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

5.   Current employees of broker-dealers and financial institutions that have entered into a selling agreement with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.

6.   Registered investment companies.

7.   Insurance companies (including separate accounts).

8.   Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

9.   Certain executive deferred compensation plans.

Contingent Deferred Sales Charge

Certain Class A shares, all Class B shares and all Class C shares are subject to a CDSC, as described in the Prospectus. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

                                       75

..    redemptions of shares purchased through reinvestment of dividends or capital gains distributions; and

..    shares purchased more than one year (in the case of Class A and Class C shares), or six years (in the case of Class B shares) prior to the redemption.

CDSC Waivers

The CDSC will be waived for:

..    exchanges to other Funds of the same class;

..    redemptions following the death or disability of the shareholder or beneficial owner;

..    redemptions related to distributions from retirement plans or accounts under Code Section 403(b) after you attain age 70 1/2;

..    tax-free returns of excess contributions from employee benefit plans;

..    distributions from employee benefit plans, including those due to plan termination or plan transfer; and

..    redemptions made in connection with the Automatic Cash Withdrawal Plan (see
     Shareholder Services and Other Features), provided that such redemptions:

..    are limited annually to no more than 12% of the original account value;

..    are made in equal monthly amounts, not to exceed 1% per month; and

..    the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

Letter of Intent

You may qualify for a reduced sales charge when you buy Class A shares as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the
Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of
Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to the Distributor that the investment qualifies for a discount. Your holdings in the Fund acquired within 90 days of the day the Letter of Intent is filed, will be counted towards completion of the
Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares, as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the
Funds. Companies

                                       76

with one or more retirement plans may add together the total plan assets invested in Class A shares of the Fund to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                        SHAREHOLDER ACCOUNTS AND SERVICES

Shareholder Accounts and Services Systematic Investment

The Systematic Investment feature, using the Electronic Funds Transfer ("EFT")
capability, allows you to make automatic monthly investments in the Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the
Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently
$50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual shareholder reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

A CDSC may be applied to withdrawals made under this plan. The Automatic Cash
Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in the Fund
($250,000 in the case of Class I shares). Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Cross Investing

Cross investing may only be made in the Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND
(866-289-3863).

Dividend Investing. You may elect to have dividend and/or capital gains distributions automatically invested in

                                       77

the same class of one other Fund.

Systematic Exchange. You may establish an automatic exchange of shares from one
Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges
Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature
Program ("NYSE MSP"). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of the
Fund's shares will be determined once daily as of the close of regular trading
("Market Close") on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading.
As of the date of this SAI, the NYSE is closed on the following holidays: New
Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in sixty (60) days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the
Fund would receive if it sold the instrument. See "Net Asset Value" in the
Shareholder Guide and Information for Investors sections of each Prospectus. The long-term debt obligations held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.

Securities and assets for which market quotations are not readily available
(which may include certain restricted securities which are subject to limitations as to their sale) or deemed unreliable are valued at their

                                       78

fair values as determined in good faith by or under the supervision of the
Fund's Board, in accordance with methods that are specifically authorized by the
Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the
Fund's Board, in accordance with methods that are specifically authorized by the
Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain
non-U.S. securities may not take place on all days on which the NYSE is open.
Further, trading takes place in various foreign markets on days on which the
NYSE is not open. Consequently, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the
Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures.
Events after the close of trading on a foreign market that could require the
Fund to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events.
Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuation suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the regular trading on the NYSE will not be reflected in the Fund's NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares

                                       79

outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of the Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

The per share NAV of Class A shares generally will be higher than the per share
NAV of shares of the other classes, reflecting daily expense accruals of the higher service fees applicable to Class B and Class C. It is expected, however, that the per share NAV of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day.
It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Code, Treasury
Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

The Fund intends to qualify annually as a regulated investment company ("RIC")
under the provisions of Subchapter M of the Code. To so qualify and to be taxed as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale of other disposition of foreign currencies, net income dividend from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5%
of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of our more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

As a RIC, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are

                                       80

subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income or as qualifying dividends eligible for a reduced rate of tax as discussed below. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions

Dividends of investment company taxable income (including short-term capital gains) are generally taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent that such distributions are attributable to the Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.
Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends derived by the Fund from an Underlying Fund that would be eligible for the lower maximum rate. A shareholder and the Fund would also have to satisfy a sixty (60) day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions of earnings from an
Underlying Fund to the Fund of non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Note that distributions of earnings from dividends paid by "qualified foreign corporations" to an
Underlying Fund which is thereafter distributed to the Fund can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the United States, and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as "qualified foreign corporations." The lower rates on long-term capital gains and qualifying dividends are currently scheduled to apply through 2010. In the absence of further Congressional action, for calendar years after 2010, the maximum rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

Dividends, including capital gain dividends, declared in October, November, or
December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and

                                       81

received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

The Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which the Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders. The Fund will also not be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).

Original Issue Discount and Market Discount

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes.
The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of: (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account); or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss.
Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses

                                       82

attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the
Code as "Section 988" gains and losses, may increase or decrease the amount of a
Fund's net investment income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

An Underlying Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which an Underlying Fund held the PFIC stock. An Underlying Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Underlying Fund's holding period in prior taxable years
(and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Underlying Fund distributes the corresponding income to shareholders. Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions. All excess distributions are taxable as ordinary income.

An Underlying Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, an Underlying
Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Underlying Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject an Underlying Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends." In addition, each Underlying Fund will be subject to federal income tax on a portion of any "excess distribution" received on any gain on a disposition of the shares of an Underlying Fund, plus interest thereon, even if the Underlying Fund distributes the PFIC income to shareholders.

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his/her pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his/her pro rata share of foreign income and similar taxes in computing his/her taxable income or to use it as a foreign tax credit against his/her U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the Fund's taxable year whether the foreign taxes paid by the
Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the

                                       83

lower tax rate on "qualifying dividends."

Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.
The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six
(46) days in the case of preferred shares) during the thirty-one (31) day period
(ninety-one (91) day period for preferred shares) beginning fifteen (15) days
(forty-five (45) days for preferred shares) before the shares become ex-dividend. If the Fund is not eligible to make the election to "pass-through"
to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as U.S. source income.

The taxation of equity options (including options on narrow-based stock indices)
and over-the-counter options on debt securities is governed by Code Section
1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and financial contracts in which the Fund and the Underlying
Funds may invest are "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code)
are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in
"straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.
Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

                                       84

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss)
from a constructive sale of certain "appreciated financial positions" if the
Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the sixty (60) day period beginning on the day such transaction was closed, if certain conditions were met.

Under recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to "qualifying dividend," to instead be taxed at the tax rate of tax applicable to ordinary income.

Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

Short Sales and Short Sales Against the Box

If an Underlying Fund sells securities short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long-
or short-term depending upon the length of time the Underlying Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Underlying Fund, thereby requiring current recognition of gain, as described more fully under
"Options and Hedging Transactions" above. Similarly, if an Underlying Fund enters into a short sale of property that becomes substantially worthless, the
Underlying Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Other Investment Companies

It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Fund may limit the extent to which each Fund will be able to invest in other investment companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies' fees and expenses.

Sale or Other Disposition of Shares

Upon the sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hand, which generally may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30)
days after the disposition of the shares. In such a case, the basis of the

                                       85

shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six (6) months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.
As noted above, the maximum tax rate for individual taxpayers is 15% on long-term capital gains.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a RIC, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and
(3) the shareholder subsequently acquires shares of the same or another RIC and the otherwise applicable sales charge is reduced or eliminated under a
"reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Backup Withholding

The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals
(currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership
("foreign shareholder"), depends on whether the income from the Fund is
"effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a
U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign

                                       86

investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to individual shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                                   DISTRIBUTOR

Shares of the Fund are distributed by the Distributor pursuant to an underwriting agreement between the Company on behalf of the Funds and the
Distributor ("Underwriting Agreement"). The Underwriting Agreement requires the
Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the direction of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized
Dealer"). If 90% or more of the sales commission is reallowed, such Authorized dealer may be deemed to be an "underwriter" as that term is defined under the
1933 Act. After an initial term, the Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectuses for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Fund and has no effect on the NAV of the Fund. The
Distributor's address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona
85258. The Distributor is a Delaware corporation and is an affiliate of ING
Investments and an indirect wholly-owned subsidiary of ING Groep.

The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or "focus firms." The
Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: A.G. Edwards & Sons, Inc.; Advantage
Capital Corporation; AIG Financial Advisors, Inc.; American General Securities,
Inc.; Banc of America Investment Services, Inc.; Banc of America Securities LLC;
Banc One Securities Corporation; Chase Investment Services; Citigroup Global
Markets, Inc; Citistreet Equities LLC; Financial Network Investment Corporation;
FSC Securities Corporation; H & R Block Financial Advisors LLC; ING Financial
Partners, Inc.; JP Morgan Investment, LLC; JP Morgan Securities, Inc.; Linsco
Private Ledger Financial Services; Merrill Lynch, Morgan Stanley & Co. Inc.;
Morgan Stanley Dean Witter; Multi-Financial Securities Corporation; PrimeVest
Financial Services, Inc.; Prudential Investment Management Services, LLC;
Prudential Retirement Brokerage Services, Inc.; Prudential Securities; Raymond
James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Dain
Rauscher, Inc.; Royal Alliance Associates, Inc.; UBS Financial Services, Inc.;
Wachovia Bank; Wachovia Brokerage Services, Inc.; Wachovia Securities Financial
Network, Inc.; Wachovia Securities LLC; Wells Fargo Bank; Wells Fargo Bank N.A.;
and Wells Fargo Investments LLC.

The Fund had not commenced operations as of the date of this SAI. As a result, the Distributor has no recovered any sales charges in connection with the sales of shares for the fiscal year ended October 31, 2007.

The Fund had not commenced operations as of the date of this SAI. Therefore, no commissions and other compensation were received by any principal underwriter for the fiscal year ended October 31, 2007.

Other Payments to Securities Dealers

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.
Securities dealers that sell Class A shares (other than Index Plus Funds) may be entitled to receive the following commissions:

                                       87

                                        Amount of sales charge typically are allowed to dealers as a
When you invest this amount:                           percentage of offering price:
----------------------------            ------------------------------------------------------------
Under $50,000                                                      5.00%
$50,000 or more but under $100,000                                 3.75%
$100,000 or more but under $250,000                                2.75%
$250,000 or more but under $500,000                                2.00%
$500,000 or more but under $1,000,000                              1.75%

Securities dealers that sell Class A shares (other than shares of the Index Plus
Funds) in amounts of $1 million or more may be entitled to receive the following commissions:

                                              Commission
                                              ----------
..    on sales of $1 million to $2,499,999        1.00%
..    on sales of $2.5 million to $4,999,999      0.50%
..    on sales of $5 million or greater           0.25%

For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, the Distributor uses the 0.25%
servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the
Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total
Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

In addition, ING Investments may make payments of up to 0.05% of the Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Fund available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

The Distributor has agreed to reimburse Financial Network Investment
Corporation, an affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Fund. These payments will not exceed 0.33% of the value of
Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

The value of a shareholder's investment will be unaffected by these payments.

The Fund had not commenced operations as of the date of this SAI. As a result, the Distributor did not receive any sales charges in connection with the sale of shares as of October 31, 2007.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation

                                       88

The Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one (1), five
(5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P (1 + T)/n/ = ERV

Where:  P         =  a hypothetical initial payment of $1,000,

        T         =  the average annual total return,

        n         =  the number of years, and

        ERV       =  the ending redeemable value of a hypothetical $1,000
                     payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

The Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five
(5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P (1 + T)/n/ = ATV//D//

Where:  P         =  a hypothetical initial payment of $1,000,

        T         =  the average annual total return (after taxes on
                     distributions),

        n         =  the number of years, and

        ATV//D//  =  ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or
                     fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid.
Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the

                                       89

period were reinvested in shares of the Fund. Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption)
Quotation

The Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one (1), five (5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P (1 + T)/n/ = ATV//DR//

Where:  P         =  a hypothetical initial payment of $1,000,

        T         =  the average annual total return (after taxes on
                     distributions),

        n         =  the number of years, and

        ATV//DR// =  ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or
                     fractional portion), after taxes on Fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid.
Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund.
Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Dividend Yield

The Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current
Prospectus. The current distribution rate for the Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of the Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

Additional Performance Quotations

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                                       90

                             PERFORMANCE COMPARISONS

In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, Class C, Class I and Class W Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA
Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as
Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall
Street Journal. If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

The Fund had not commenced operations as of the fiscal year ended October 31,
2007. As a result, no average annual total returns are available.

                              FINANCIAL STATEMENTS

The Fund's annual and semi-annual shareholder reports may be obtained, when available, without charge by contacting ING Funds at 7337 East Doubletree Ranch
Road, Scottsdale, Arizona 85258, (800) 992-0180.

                                       91

                                   APPENDIX A

                                      A-1

Appendix A

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 10, 2003

Revision Date: September 1, 2007

I.	INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.	DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance

[1]

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors1, has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.	VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

[1]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.	Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.	CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST1

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

[1]	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I.	INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.	ROLES AND RESPONSIBILITIES

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.	VOTING PROCEDURES

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.	The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.	ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V. REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC:

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Steve Wastek, Esq.	Counsel, ING Americas US Legal Services

Effective as of May 1, 2007

EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.	INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis. Generally, vote FOR nominees when (1) the issue relevant to the majority WITHHOLD has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a “pay for performance” disconnect, as defined by the Agent, generally DO NOT WITHHOLD support from director nominees. If the Agent has raised other considerations regarding “poor compensation practices,” consider nominees on a CASE-BY-CASE basis. However, where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes from nominees who did not serve on the compensation committee, or board, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, e.g., that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis. Generally:

(1)	WITHHOLD votes from the fewest directors whose removal would achieve majority independence across the remaining board.

(2)	WITHHOLD votes from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, WITHHOLD support from nominees when the Agent so recommends due to assessment that they acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)	Only if the director’s legal expenses would be covered.

2.	Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.	Auditors

Ratifying Auditors

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.	Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Amendments to Corporate Documents

Unless support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6.	Miscellaneous

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Open Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Generally, vote FOR management proposals but AGAINST shareholder proposals, unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated. For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis, with voting decisions determined based on the Agent’s criteria, considering whether the related proposal received the requisite support for approval and was adopted for the benefit of the company and its shareholders.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

7.	Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•

Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•	Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights. Consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Consider management proposals to eliminate dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if the Agent otherwise supports management’s rationale.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.	Executive and Director Compensation

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•

Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•

Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE.

•	Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance as defined by Agent.

•	Generally, vote AGAINST plans administered by potential grant recipients.

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Golden and Tin Parachutes

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such “parachutes” specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Expensing of Stock Options

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.	State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.	Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.	Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.	Social and Environmental Issues

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.	Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting

•	regulatory filings (e.g., to effect approved share issuances)

•	the designation of inspector or shareholder representative(s) of minutes of meeting

•	the designation of two shareholders to approve and sign minutes of meeting

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate. If the slate is bundled and audit committee membership is unclear, vote FOR if the Agent otherwise recommends support.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent’s standards for withholding support from bundled slates or non-independent directors excluding the CEO, as applicable, if the board is non-majority independent or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•	bundled slates of nominees (e.g., Hong Kong or France);

•	simultaneous reappointment of retiring directors (e.g., South Africa);

•

in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•	nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa).

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis. Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•	the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•	the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).

Director Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

Retirement Bonuses

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. If the Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason, unless bundled with bonuses for a majority of retirees a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For Toronto (Canada) Stock Exchange issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals that:

•	exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution assessment is precluded by inadequate disclosure;

•

provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan);

•	are administered by potential grant recipients;

•	permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, purchase price and performance criteria;

•	provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device;

•

provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•

allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•

provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses or vesting upon change in control (other than addressed above), provided the company has provided a reasonable rationale in support of the relevant plan/award, practice or participation.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)	practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)	retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)	equity award valuation triggering a negative recommendation from the Agent; or

(4)	provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided. Reports with unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital, general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital, and requests to reissue repurchased shares if the related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

•

Generally, vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

Generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards. In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•	it is editorial in nature;

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•	it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•	the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•	it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•	it reduces relevant disclosure to shareholders;

•	it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•	it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•

it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•

If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

                              ING Series Fund, Inc.
                                     PART C:
                                OTHER INFORMATION

Item 23. Exhibits

(a)  (1)  Articles of Amendment and Restatement dated February 21, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant's
          Form N-1A Registration Statement on July 24, 2002 and incorporated herein by reference.

     (2)  Articles of Amendment dated February 26, 2002 - Filed as an Exhibit to
          Post-Effective Amendment No. 54 to the Registrant's Form N-1A
          Registration Statement on July 24, 2002 and incorporated herein by reference.

     (3)  Articles of Amendment dated September 2, 2003 - Filed as an Exhibit to
          Post-Effective Amendment No. 61 to the Registrant's Form N-1A
          Registration Statement on September 30, 2003 and incorporated herein by reference.

     (4)  Articles of Amendment dated October 1, 2002 - Filed as an Exhibit to
          Post-Effective Amendment No. 65 to the Registrant's Registration
          Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

     (5)  Articles of Amendment effective February 17, 2004 - Filed as an
          Exhibit to Post-Effective Amendment No. 65 to the Registrant's
          Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

     (6)  Articles of Amendment effective March 1, 2004 - Filed as an Exhibit to
          Post-Effective Amendment No. 65 to the Registrant's Registration
          Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

     (7)  Articles of Amendment effective August 14, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant's Form N-1A
          Registration Statement on July 21, 2005 and incorporated herein by reference.

     (8)  Plan of Liquidation and Dissolution of Series with respect to ING
          Classic Principal Protection Fund - Filed as an Exhibit to
          Post-Effective Amendment No. 74 to the Registrant's Registration
          Statement filed on Form N-1A on February 25, 2005 and incorporated herein by reference.

     (9)  Plan of Liquidation and Dissolution of Series with respect to ING
          Class Principal Protection Fund II - Filed as an Exhibit to
          Post-Effective Amendment No. 74 to the Registrant's Registration
          Statement filed on Form N-1A on February 25, 2005 and incorporated herein by reference.

     (10) Plan of Liquidation and Dissolution of Series with respect to ING
          Classic Principal Protection Fund III - Filed as an Exhibit to
          Post-Effective Amendment No. 76 to the Registrant Registration
          Statement on Form N-1A on July 14, 2005 and incorporated herein by reference.

     (11) Plan of Liquidation and Dissolution of Series with respect to ING
          Classic Principal Protection Fund IV - Filed as an Exhibit to
          Post-Effective Amendment No. 85 to the Registrant's Registration
          Statement on Form N-1A on February 27, 2006 and incorporated herein by reference.

     (12) Articles of Amendment effective December 1, 2005 regarding name change of ING Index Plus Protection Fund - Filed as an Exhibit to
          Post-Effective Amendment No. 85 to the Registrant's Registration
          Statement on Form N-1A on February 27, 2006 and incorporated herein by reference.

     (13) Articles Supplementary dated March 13, 2006 regarding ING 130/30 Large
          Cap Equity Fund (ING 130/30 Fundamental Research Fund) - Filed as an
          Exhibit to Post-Effective Amendment No. 87 to the Registrant's
          Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

     (14) Articles of Amendment effective April 28, 2006 regarding name change of ING Strategic Allocation Balanced Fund and ING Strategic Allocation
          Income Fund - Filed as an Exhibit to Post-Effective Amendment No. 87
          to the Registrant's Registration Statement on Form N-1A on April 27,
          2006 and incorporated herein by reference.

     (15) Articles of Amendment effective March 30, 2006 regarding name change of ING 130/30 Large Cap Equity Fund to ING 130/30 Fundamental Research
          Fund - Filed as an Exhibit to Post-Effective Amendment No. 87 to the
          Registrant's Registration Statement on Form N-1A on April 27, 2006 and
          incorporated herein by reference.

     (16) Plan of Liquidation and Dissolution of Series effective April 3, 2006 for ING Classic Index Plus Fund - Filed as an Exhibit to
          Post-Effective Amendment No. 87 to the Registrant's Registration
          Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

     (17) Articles of Amendment effective June 13, 2006 regarding the dissolution of ING Classic Index Plus Fund - Filed as an Exhibit to
          Post-Effective Amendment No. 90 to the Registrant's Registration
          Statement on Form N-1A on July 28, 2006 and incorporated herein by reference.

     (18) Articles of Amendment effective August 14, 2006 regarding name change of ING Equity Income Fund to ING Growth and Income Fund - Filed as an
          Exhibit to Post-Effective Amendment No. 95 to the Registrant's Form
          N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

     (19) Articles of Amendment effective February 2, 2007 regarding name change of ING Aeltus Money Market Fund to ING Money Market Fund - Filed as an
          Exhibit to Post-Effective Amendment No. 95 to the Registrant's Form
          N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

     (20) Articles of Amendment effective February 28, 2007 regarding name change of ING International Growth Fund to ING International Equity
          Fund - Filed as an Exhibit to Post-Effective Amendment No. 95 to the
          Registrant's Form N-1A Registration Statement on May 24, 2007 and
          incorporated herein by reference.

     (21) Articles of Amendment effective January 7, 2008 regarding dissolution of ING Growth Fund and ING International Equity Fund - Filed as an
          Exhibit to Post Effective Amendment No. 104 to the Registrant's Form
          N-1A Registration Statement on February 22, 2008 and incorporated herein by reference.

     (22) Articles of Amendment dated February 15, 2008 regarding establishment of two new series - ING Tactical Asset Allocation Fund and ING Global
          Income Builder Fund - Filed herein.

(b)  Second Amended and Restated By-Laws - Filed as an Exhibit to Post-Effective
     Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on
     April 27, 2006 and incorporated herein by reference.

                                        2

(c)  Form of Instruments Defining Rights of Holders (set forth in the Articles of Amendment and Restatement) - Filed as an Exhibit to Post-Effective
     Amendment No. 52 to the Registrant's Form N-1A Registration Statement on
     February 27, 2002 and incorporated herein by reference.

(d)  (1)  Amended Investment Management Agreement dated April 1, 2004 between
          ING Investments, LLC and ING Series Fund, Inc. - Filed as an Exhibit
          to Post-Effective Amendment No. 65 to the Registrant's Form N-1A
          Registration Statement on May 25, 2004 and incorporated herein by reference.

          (i)  Amended Schedule A effective March 5, 2008 to the Amended
               Investment Management Agreement between ING Investments, LLC and
               ING Series Fund, Inc. dated April 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant's Form N-1A
               Registration Statement on February 22, 2008 and incorporated herein by reference.

          (ii) Amendment to Amended Investment Management Agreement dated
               January 1, 2007 between ING Investments, LLC and ING Series Fund,
               Inc. - Filed as an Exhibit to Post-Effective Amendment No. 95 to
               the Registrant's Form N-1A Registration Statement on May 24, 2007
               and incorporated herein by reference.

     (2)  Sub-Advisory Agreement dated March 1, 2002 between ING Investments,
          LLC and Aeltus Investment Management, Inc. - Filed as an Exhibit to
          Post-Effective Amendment No. 65 to the Registrant's Registration
          Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

          (i)  First Amendment to Sub-Advisory Agreement effective July 29, 2003 between ING Investments, LLC and Aeltus Investment Management,
               Inc. - Filed as an Exhibit to Post-Effective Amendment No. 63 to
               the Registrant's Registration Statement on Form N-1A on February
               13, 2004 and incorporated herein by reference.

          (ii) Amended Schedule A effective March 5, 2008 with respect to the
               Sub-Advisory Agreement between ING Investments, LLC and ING
               Investment Management Co. dated March 1, 2002 - Filed as an
               Exhibit to Post-Effective Amendment No. 104 to the Registrant's
               Form N-1A Registration Statement on February 22, 2008 and
               incorporated herein by reference.

         (iii) Second Amendment to Sub-Advisory Agreement dated January 1, 2007 between ING Investments, LLC and ING Investment Management Co.
               (formerly, Aeltus Investment Management, Inc.) - Filed as an
               Exhibit to Post-Effective Amendment No. 95 to the Registrant's
               Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

     (3)  Sub-Advisory Agreement dated September 30, 2006 between ING
          Investments, LLC and BlackRock Advisors, LLC - Filed as an Exhibit to
          Post-Effective Amendment No. 95 to the Registrant's Form N-1A
          Registration Statement on May 24, 2007 and incorporated herein by reference.

          (i)  First Amendment to Sub-Advisory Agreement dated January 1, 2007 between ING Investments, LLC and BlackRock Advisors, LLC - Filed
               as an Exhibit to Post-Effective Amendment No. 95 to the
               Registrant's Form N-1A Registration Statement on May 24, 2007 and
               incorporated herein by reference.

                                        3

     (4)  Amended and Restated Expense Limitation Agreement effective March 1,
          2002 as restated August 1, 2003 and amended and restated April 1, 2005 between ING Investments, LLC and ING Series Fund, Inc. - Filed as an
          Exhibit to Post-Effective Amendment No. 76 to the Registrant's
          Registration Statement filed on Form N-1A on July 14, 2005 and incorporated herein by reference.

          (i)  Amended Schedule A dated December 19, 20007 to the Amended and
               Restated Expense Limitation Agreement between ING Investments,
               LLC and ING Series Fund, Inc. - Filed as an Exhibit to
               Post-Effective Amendment No. 104 to the Registrant's Form N-1A
               Registration Statement on February 22, 2008 and incorporated herein by reference.

(e)  (1)  Underwriting Agreement dated January 1, 2002 between ING Series Fund,
          Inc. and ING Funds Distributor, LLCand Schedule A to the Underwriting
          Agreement dated January 1, 2002 - Filed as an Exhibit to
          Post-Effective Amendment No. 63 to the Registrant's Registration
          Statement on Form N-1A on February 13, 2004 and incorporated herein by reference.

          (i)  Amended Schedule of Approvals effective March 5, 2008 with respect to the Underwriting Agreement between ING Series Fund,
               Inc. and ING Funds Distributor, LLC dated January 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 104 to the
               Registrant's Form N-1A Registration Statement on February 22,
               2008 and incorporated herein by reference.

          (ii) Substitution Agreement dated October 8, 2002 with respect to the
               Underwriting Agreement between ING Series Fund, Inc. and ING
               Funds Distributor, LLC - Filed as an Exhibit to Post-Effective
               Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by
               reference.

     (2)  Master Selling Dealer Agreement - Filed as an Exhibit to
          Post-Effective Amendment No. 46 to the Registrant's Form N-1A
          Registration Statement on December 15, 2000 and incorporated herein by reference.

(f)  Directors' Deferred Compensation Plan - Filed as an Exhibit to
     Post-Effective Amendment No. 24 to the Registrant's Form N-1A Registration
     Statement on January 16, 1998 and incorporated herein by reference.

(g)  (1)  Custody Agreement with The Bank of New York dated January 6, 2003 -
          Filed as an Exhibit to Post-Effective Amendment No. 63 to the
          Registrant's Form N-1A Registration Statement on February 13, 2004 and
          incorporated herein by reference.

          (i)  Amended Exhibit A dated January 16, 2008 with respect to the
               Custody Agreement with The Bank of New York dated January 6, 2003
               - Filed as an Exhibit to Post-Effective Amendment No. 104 to the
               Registrant's Form N-1A Registration Statement on February 22,
               2008 and incorporated herein by reference.

     (2)  Foreign Custody Manager Agreement with The Bank of New York dated
          January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No.
          63 to the Registrant's Form N-1A Registration Statement on February
          13, 2004 and incorporated herein by reference.

          (i)  Amended Schedule 2 dated June 6, 2003 with respect to the Foreign
               Custody Manager Agreement between ING Series Fund, Inc. and The
               Bank of New York - Filed as an Exhibit to Post-Effective
               Amendment No. 63 to the Registrant's

                                        4

               Registration Statement on Form N-1A on February 13, 2004.

          (ii) Amended Exhibit A dated January 16, 2008 with respect to the
               Foreign Custody Manager Agreement with The Bank of New York dated
               January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment
               No. 104 to the Registrant's Form N-1A Registration Statement on
               February 22, 2008 and incorporated herein by reference.

     (3)  Securities Lending Agreement and Guaranty with The Bank of New York dated August 7, 2003 - Filed as an Exhibit to Post-Effective Amendment
          No. 63 to the Registrant's Form N-1A Registration Statement on
          February 13, 2004 and incorporated herein by reference.

          (i)  Amended Exhibit A dated January 16, 2008 with respect to the
               Securities Lending Agreement and Guaranty with The Bank of New
               York dated August 7, 2003 - Filed as an Exhibit to Post-Effective
               Amendment No. 104 to the Registrant's Form N-1A Registration
               Statement on February 22, 2008 and incorporated herein by
               reference.

(h)  (1)  Administration Agreement dated April 1, 2002 between ING Funds
          Services, LLC and ING Series Fund, Inc. - Filed as an Exhibit to
          Post-Effective Amendment No. 63 to the Registrant's Form N-1A
          Registration Statement on February 13, 2004 and incorporated herein by reference.

          (i)  Amended Schedule A dated December 19, 2007 with respect to the
               Administration Agreement between ING Funds Services, LLC and ING
               Series Fund, Inc. dated April 1, 2002 - Filed as an Exhibit to
               Post-Effective Amendment No. 104 to the Registrant's Form N-1A
               Registration Statement on February 22, 2008 and incorporated herein by reference.

     (2)  Administration Agreement dated May 1, 2002 between ING Funds Services,
          LLC and ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective
          Amendment No. 63 to the Registrant's Form N-1A Registration Statement
          on February 13, 2004 and incorporated herein by reference.

          (i)  Amended Schedule A dated December 19, 2007 with respect to the
               Administration Agreement between ING Funds Services, LLC and ING
               Series Fund, Inc. dated May 1, 2002 - Filed as an Exhibit to
               Post-Effective Amendment No. 104 to the Registrant's Form N-1A
               Registration Statement on February 22, 2008 and incorporated herein by reference.

     (3)  Amended and Restated Financial Guaranty Agreement dated March 1, 2002 among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING
          Investments, LLC and MBIA Insurance Corporation - Filed as an Exhibit
          to Post-Effective Amendment No. 65 to the Registrant's Registration
          Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

          (i)  First Amendment dated November 12, 2002 to Amended and Restated
               Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus
               Investment Management, Inc., ING Investments, LLC and MBIA
               Insurance Corporation - Filed as an Exhibit to Post-Effective
               Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by
               reference.

          (ii) Second Amendment dated September 26, 2003 to Amended and Restated
               Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus
               Investment Management, Inc., ING Investments, LLC and MBIA
               Insurance Corporation - Filed as an Exhibit

                                        5

               to Post-Effective Amendment No. 65 to the Registrant's
               Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

     (4)  Custodian Service and Monitoring Agreement dated June 2, 2003 by and among ING Series Fund, Inc., MBIA Insurance Corporation and The Bank
          of New York - Filed as an Exhibit to Post-Effective Amendment No. 63
          to the Registrant's Registration Statement on Form N-1A on February
          13, 2004 and incorporated herein by reference.

          (i)  Amendment to the Custodian Service and Monitoring Agreement dated
               September 30, 2003 by and among ING Series Fund, Inc., MBIA
               Insurance Corporation and The Bank of New York - Filed as an
               Exhibit to Post-Effective Amendment No. 63 to the Registrant's
               Registration Statement on Form N-1A on February 13, 2004 and
               incorporated herein by reference.

          (ii) Amended Schedule B dated September 2003 to the Custodian Service and Monitoring Agreement by and among ING Series Fund, Inc., MBIA
               Insurance Corporation and The Bank of New York - Filed as an
               Exhibit to Post-Effective Amendment No. 65 to the Registrant's
               Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

     (5)  Fund Accounting Agreement dated January 6, 2003 with The Bank of New
          York - Filed as an Exhibit to Post-Effective Amendment No. 63 to the
          Registrant's Form N-1A Registration Statement on February 13, 2004 and
          incorporated herein by reference.

          (i)  Amended Exhibit A dated January 16, 2008 with respect to the Fund
               Accounting Agreement with The Bank of New York dated January 6,
               2003 - Filed as an Exhibit to Post-Effective Amendment No. 104 to
               the Registrant's Form N-1A Registration Statement on February 22,
               2008 and incorporated herein by reference.

     (6)  Allocation Agreement (Investment Company Blanket Bond) dated September
          24, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to
          the Registrant's Registration Statement filed on Form N-1A on May 25,
          2004 and incorporated herein by reference.

          (i)  Amended Schedule A dated April 2007 with respect to the
               Allocation Agreement (Investment Company Blanket Bond) - Filed as
               an Exhibit to Post-Effective Amendment No. 97 to the Registrant's
               Form N-1A Registration Statement on July 30, 2007 and
               incorporated herein by reference.

     (7)  Custodial Undertaking in Connection with Master Repurchase Agreement dated March 13, 2003 with Goldman, Sachs & Co. and The Bank of New
          York - Filed as an Exhibit to Post-Effective Amendment No. 65 to the
          Registrant's Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

          (i)  Amended Custodial Undertaking in Connection with Master
               Repurchase Agreement dated June 7, 2006 with Goldman, Sachs & Co.
               and The Bank of New York - Filed herein.

     (8)  Fund Participation Agreement dated January 30, 1998 between Aetna Life
          Insurance and Annuity Company, Aetna Series Fund, Inc. and Aeltus
          Investment Management, Inc. - Filed as an Exhibit to Post-Effective
          Amendment No. 65 to the Registrant's Registration Statement filed on
          Form N-1A on May 25, 2004 and incorporated herein by reference.

          (i)  First Amendment dated September 29, 2000 to the Fund
               Participation Agreement

                                        6

               between Aetna Life Insurance and Annuity Company, Aetna Series
               Fund, Inc. and Aeltus Investment Management, Inc. - Filed as an
               Exhibit to Post-Effective Amendment No. 65 to the Registrant's
               Registration Statement filed on Form N-1A on May 25, 2004 and incorporated herein by reference.

     (9)  Agency Agreement dated July 7, 2001 between Aetna Series Fund, Inc.
          and DST Systems, Inc. - Filed as an Exhibit to Post-Effective
          Amendment No. 65 to the Registrant's Registration Statement filed on
          Form N-1A on May 25, 2004 and incorporated herein by reference.

          (i)  Amended Exhibit A effective March 5, 2008 with respect to the
               Agency Agreement between ING Series Fund, Inc. and DST Systems,
               Inc. dated July 7, 2001 - Filed as an Exhibit to Post-Effective
               Amendment No. 104 to the Registrant's Form N-1A Registration
               Statement on February 22, 2008 and incorporated herein by
               reference.

(i)  (1)  Opinion and consent of counsel dated August 29, 2001 with regard to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid, and
          non-assessable - Filed as an Exhibit to Post-Effective Amendment No.
          50 to the Registrant's Registration Statement filed on Form N-1A on
          August 29, 2001 and incorporated herein by reference.

     (2)  Opinion and consent of counsel dated September 27, 2000 with regard to shares of Aetna Series Fund, Inc. as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid, and non-assessable - Filed as an Exhibit to
          Post-Effective Amendment No. 44 to the Registrant's Registration
          Statement filed on Form N-1A on September 27, 2000 and incorporated herein by reference.

     (3)  Opinion and consent of counsel dated February 26, 2002 with regard to as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid, and non-assessable - Filed as an Exhibit to Post-Effective Amendment No.
          52 to the Registrant's Registration Statement filed on Form N-1A on
          February 27, 2002 and incorporated herein by reference.

     (4)  Opinion and consent of counsel dated September 25, 2003 with regard to
          Class R shares of ING Index Plus LargeCap Fund, ING Index Plus MidCap
          Fund and ING Index Plus SmallCap Fund as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid, and non-assessable - Filed as an
          Exhibit to Post-Effective Amendment No. 61 to the Registrant's
          Registration Statement filed on Form N-1A on September 30, 2003 and incorporated herein by reference.

     (5)  Opinion and consent of counsel regarding the legality of the securities being registered with regard to ING Balanced Fund Class O shares - Filed as an Exhibit to Post-Effective Amendment No 71 to the
          Registrant's Registration Statement filed on Form N-1A on August 18,
          2004 and incorporated herein by reference.

     (6)  Opinion and consent of Goodwin Procter LLP regarding the legality of the securities being registered with regard to ING Classic Index Plus
          Fund - Filed as an Exhibit to Post-Effective Amendment No. 82 to the
          Registrant's Registration Statement Filed on Form N1-A on November 30,
          2005 and incorporated herein by reference.

     (7)  Opinion and consent of Goodwin Procter LLP regarding the legality of the securities being registered with regard to ING 130/30 Fundamental
          Research Fund - Filed as an Exhibit to Post-Effective Amendment No. 87
          to the Registrant's Registration Statement on Form N-1A

                                        7

          on April 27, 2006 and incorporated herein by reference.

     (8)  Opinion and consent of Goodwin Procter LLP regarding the legality of the securities being registered with regard to ING Tactical Asset
          Allocation Fund and ING Global Income Builder - Filed herein.

(j)  (1)  Consent of KPMG LLP - Filed herein.

(j)  (2)  Consent of Goodwin Procter LLP - Filed herein.

(k)  Not applicable.

(l)  Not applicable.

(m)  (1)  Amended and Restated Distribution and Shareholder Services Plan (Class
          A) effective March 1, 2002 - Filed as an Exhibit to Post-Effective
          Amendment No. 63 to the Registrant's Form N-1A Registration Statement
          on February 13, 2004 and incorporated herein by reference.

          (i)  Amended Schedule 1 effective December 19, 2007 with respect to the Amended and Restated Distribution and Shareholder Services
               Plan (Class A) - Filed as an Exhibit to Post-Effective Amendment
               No. 104 to the Registrant's Form N-1A Registration Statement on
               February 22, 2008 and incorporated herein by reference.

     (2)  Amended and Restated Distribution and Shareholder Services Plan (Class
          B) effective March 1, 2002 - Filed as an Exhibit to Post-Effective
          Amendment No. 63 to the Registrant's Form N-1A Registration Statement
          on February 13, 2004 and incorporated herein by reference.

          (i)  Amended Schedule 1 effective December 19, 2007 with respect to the Amended and Restated Distribution and Shareholder Services
               Plan (Class B) - Filed as an Exhibit to Post-Effective Amendment
               No. 104 to the Registrant's Form N-1A Registration Statement on
               February 22, 2008 and incorporated herein by reference.

     (3)  Amended and Restated Distribution and Shareholder Services Plan (Class
          C) effective March 1, 2002 - Filed as an Exhibit to Post-Effective
          Amendment No. 63 to the Registrant's Form N-1A Registration Statement
          on February 13, 2004 and incorporated herein by reference.

          (i)  Amended Schedule 1 effective December 19, 2007 with respect to the Amended and Restated Distribution and Shareholder Services
               Plan (Class C) - Filed as an Exhibit to Post-Effective Amendment
               No. 104 to the Registrant's Form N-1A Registration Statement on
               February 22, 2008 and incorporated herein by reference.

          (ii) Amended Schedule 2 with respect to the Amended and Restated
               Distribution and Shareholder Services Plan (Class C) - Filed as
               an Exhibit to Post-Effective Amendment No. 63 to the Registrant's
               Form N-1A Registration Statement on February 13, 2004 and
               incorporated herein by reference.

     (4)  Amended and Restated Distribution and Shareholder Services Plan
          (Brokerage Cash Reserves) effective March 1, 2002 - Filed as an
          Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form
          N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

     (5)  Amended and Restated Shareholder Services Plan (Class O) effective
          March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63
          to the Registrant's Form N-1A Registration Statement on February 13,
          2004 and incorporated herein by reference.

                                        8

          (i)  Amended Schedule 1 effective December 19, 2007 with respect to the Amended and Restated Shareholder Services Plan (Class O) -
               Filed as an Exhibit to Post-Effective Amendment No. 104 to the
               Registrant's Form N-1A Registration Statement on February 22,
               2008 and incorporated herein by reference.

          (ii) Waiver Letter to the service fee dated November 1, 2006 for ING
               Money Market Fund (formerly, ING Aeltus Money Market Fund) -
               Filed as an Exhibit to Post-Effective Amendment No. 98 to the
               Registrant's Form N-1A Registration Statement on September 27,
               2007 and incorporated herein by reference.

     (6)  Shareholder Service and Distribution Plan for Class R Shares approved
          June 25, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63
          to the Registrant's Form N-1A Registration Statement on February 13,
          2004 and incorporated herein by reference.

(n)  (1)  Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 approved December 19, 2007 for ING Series Fund, Inc. - Filed as an
          Exhibit to Post-Effective Amendment No. 104 to the Registrant's Form
          N-1A Registration Statement on February 22, 2008 and incorporated herein by reference.

(o)  Not applicable.

(p)  (1)  ING Funds and Advisers Code of Ethics effective June 1, 2004 as amended on October 1, 2004 and February 1, 2005 - Filed as an Exhibit
          to Post-Effective Amendment No. 74 to the Registrant's Registration
          Statement filed on Form N-1A on February 25, 2005 and incorporated herein by reference.

     (2)  ING Investment Management (US) Code of Ethics dated August 2006 -
          Filed as an Exhibit to Post-Effective Amendment No. 95 to the
          Registrant's Form N-1A Registration Statement on May 24, 2007 and
          incorporated herein by reference.

     (3)  BlackRock, Inc. Code of Business Conduct and Ethics revised September
          30, 2006 - Filed as an Exhibit to Post-Effective Amendment No. 95 to
          the Registrant's Form N-1A Registration Statement on May 24, 2007 and
          incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

ING Series Fund, Inc. is a Maryland corporation for which separate financial statements are filed.

A list of persons directly or indirectly under common control with the
Registrant is incorporated herein by reference to Item 26 to Post-Effective
Amendment No. 18 to Registration Statement on Form N-4 (File No. 33-81216) as
filed on April 9, 2001 and incorporated herein by reference.

ITEM 25. INDEMNIFICATION

Article 12, Section (d) of the Registrant's form of Articles of Amendment and
Restatement, incorporated herein by reference to Exhibit (a) to Registrant's
Registration Statement on Form N-1A (File No. 33-41694), as filed herein, provides for indemnification of directors and officers. In addition, the
Registrant's officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual
Insurance Company which expires October 1, 2007.

Section XI.B of the Administrative Agreement, incorporated herein by reference to Exhibit (h.1) to Registrant's Registration Statement on Form N-1A (File No.
33-41694), provides for indemnification of the Administrator.

                                        9

Reference is also made to Section 2-418 of the Corporations and Associations
Article of the Annotated Code of Maryland which provides generally that: (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must
(unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF ADVISER

Information as to the directors and officers of ING Investments, LLC (formerly,
ING Pilgrim Investments, LLC) together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years is included in its application for registration as a investment adviser on Form ADV (File
No. 801-48282) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of ING Investment Management Co.
together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of
ING Investment Management Co. in the last two years is included on its application for registration as an investment adviser on Form ADV (File No.
801-9046) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of BlackRock Advisors, Inc.
together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of
BlackRock Advisors, Inc. in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-47710) filed under the Investment Adviser's Act of 1940, as amended, and is incorporated by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

(a)  ING Funds Distributor, LLC is the principal underwriter for ING Mutual
     Funds; ING Mayflower Trust; ING Funds Trust; ING Equity Trust; ING
     Investment Funds, Inc.; ING Prime Rate Trust; ING Senior Income Fund; ING
     Separate Portfolios Trust; ING Series Fund, Inc.; ING Variable Products
     Trust; ING Variable Insurance Trust; ING VP Balanced Portfolio, Inc.; ING
     Variable Portfolios, Inc.; ING Variable Funds; ING VP Intermediate Bond
     Portfolio; ING VP Money Market Portfolio; ING Strategic Allocation
     Portfolios, Inc. and ING GET Fund.

(b)  Information as to the directors and officers of the Distributor, ING Funds
     Distributor, LLC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years is included in its application for registration as a broker-dealer on Form BD
     (File No. 8-48020) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference thereto.

(c)  Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section
31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of: (a) ING Series Fund,
Inc., (b) the Investment Adviser, (c) the Distributor, (d) the Custodians, (e)
the Transfer

                                       10

Agent, and (f) the Sub-Advisers. The address of each is as follows:

(a)  ING Series Fund, Inc.
     7337 East Doubletree Ranch Road
     Scottsdale, Arizona 85258

(b)  ING Investments, LLC
     7337 East Doubletree Ranch Road
     Scottsdale, Arizona 85258

(c)  ING Funds Distributor, LLC
     7337 East Doubletree Ranch Road
     Scottsdale, Arizona 85258

(d)  The Bank of New York Mellon Corporation
     1 Wall Street
     New York, New York 10286

(e)  DST Systems, Inc.
     P.O. Box 419386
     Kansas City, Missouri 64141

(f)  ING Investment Management Co.
     10 State House Square
     Hartford, Connecticut 06103-3602

(g)  BlackRock Advisors, Inc.
     40 East 52/nd/ Street
     New York, N.Y. 10022

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not Applicable.

                                       11

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the
"1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this
Post-Effective Amendment No. 106 to its Registration Statement on Form N-1A
pursuant to Rule 485(b) under the 1933 Act and has duly caused this
Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 4th day of March, 2008.

                                        ING SERIES FUND, INC.

                                        By: /s/ Theresa K. Kelety
                                            ------------------------------------
                                            Theresa K. Kelety
                                            Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                       TITLE                              DATE
-----------------------------   ---------------------------------  -------------

-----------------------------   Senior Vice President and          March 4, 2008
Todd Modic*                     Chief/Principal Financial Officer

-----------------------------   Director                           March 4, 2008
Albert E. DePrince Jr.*

-----------------------------   Director                           March 4, 2008
Maria T. Fighetti*

-----------------------------   Director                           March 4, 2008
Russell Jones*

-----------------------------   Director                           March 4, 2008
Sidney Koch*

-----------------------------   Director, President and Chief      March 4, 2008
Shaun P. Mathews*               Executive Officer

-----------------------------   Director                           March 4, 2008
Fredric A. Nelson III*

                                       12

-----------------------------   Director                           March 4, 2008
Corine T. Norgaard*

-----------------------------   Director                           March 4, 2008
Joseph E. Obermeyer*

-----------------------------   Director                           March 4, 2008
Edward O'Dell*

*By: /s/ Theresa K. Kelety
     -----------------------------------
Theresa K. Kelety
Attorney-in-Fact**

** Powers of attorney for Todd Modic and each Director - Filed as an Exhibit to
Post-Effective Amendment No. 103 to the Registrant's Form N-1A Registration
Statement on January 25, 2008 and incorporated herein by reference.

                                       13

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   ------------------------------------------------------------------
(a)(22)       Articles of Amendment dated February 15, 2008 regarding
              establishment of two new series - ING Tactical Asset Allocation
              Fund and ING Global Income Builder Fund

(h)(7)(i)     Amended Custodial Undertaking in Connection with Master Repurchase
              Agreement dated June 7, 2006 with Goldman, Sachs & Co. and The
              Bank of New York

(i)(8)        Opinion and Consent of Goodwin Procter LLP regarding the legality of the securities being registered with regard to ING Tactical
              Asset Allocation Fund and ING Global Income Builder

(j)(1)        Consent of KPMG LLP

(j)(2)        Consent of Goodwin Procter LLP

                                       14